EXHIBIT 99.1

                                  $386,120,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-3
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

----------------------------------------------------------------------------------------------------------------------
               Approximate                   Expected                         Estimated    Principal      S&P /Moody's
                Principal     Certificate     Credit        Initial Pass-     Avg. Life     Payment         Expected
Certificates    Balance (1)      Type       Support (2)    Through Rate (3)   (yrs) (4)   Window (4)(5)     Ratings
----------------------------------------------------------------------------------------------------------------------
     A-1        216,886,000       Sr              10.10%     LIBOR + [ ]%          1.00   03/05 - 05/07    [AAA]/[Aaa]
     A-2         64,724,000       Sr              10.10%     LIBOR + [ ]%          3.00   05/07 - 04/09    [AAA]/[Aaa]
     A-3         67,608,000       Sr              10.10%     LIBOR + [ ]%          5.60   04/09 - 05/11    [AAA]/[Aaa]
     M-1         19,422,000       Mez              5.10%     LIBOR + [ ]%          4.38   04/08 - 05/11    [AA]/[Aa2]
     M-2          9,906,000       Mez              2.55%     LIBOR + [ ]%          4.32   03/08 - 05/11     [A+]/[A2]
     B-1          4,273,000       Sub              1.45%     LIBOR + [ ]%          4.13   03/08 - 05/11    [A]/[Baa1]
     B-2          1,360,000       Sub              1.10%     LIBOR + [ ]%          3.77   03/08 - 11/09    [A-]/[Baa2]
     B-3          1,941,000       Sub              0.60%     LIBOR + [ ]%          3.28   03/08 - 02/09   [BBB+]/[Baa3]
----------------------------------------------------------------------------------------------------------------------
    TOTAL      $386,120,000
----------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled forward at 6% CPR.
(2)   Fully funded overcollateralization of approximately 0.60%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in November 2034.

Selected Mortgage Pool Data (6)
-------------------------------

--------------------------------------------------------------
                                                  Aggregate
--------------------------------------------------------------
Scheduled Principal Balance:                    $390,843,326
Number of Mortgage Loans:                              1,712
Average Scheduled Principal Balance:                $228,296
Interest Only Loans:                                   0.00%
Weighted Average Gross Coupon:                        6.183%
Weighted Average Net Coupon(7):                       5.800%
Weighted Average FICO Score:                             690
Weighted Average Original LTV Ratio:                  85.85%
Weighted Average Stated Remaining Term (months):         357
Weighted Average Seasoning (months):                       3
Weighted Average Months to Roll:                          25
Weighted Average Gross Margin:                         3.08%
Weighted Average Initial Rate Cap:                     3.00%
Weighted Average Periodic Rate Cap:                    1.00%
Weighted Average Gross Maximum Lifetime Rate:         12.18%
--------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank N.A ("Wells Fargo") and serviced by Wells Fargo.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.60%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $388,452,036.40, a term of 36 months beginning on the first distribution date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0503 and on Bloomberg as GSAA 05-3.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              February 25, 2005

Cut-off Date:                       February 1, 2005

Statistical Calculation Date:       January 1, 2005

Expected Pricing Date:              On or before February 4, 2005

First Distribution Date:            March 25, 2005


Key Terms
---------

Offered Certificates:               Class A, Class M and Class B Certificates

Class A Certificates:               Class A-1, Class A-2 and Class A-3
                                    Certificates

Class M Certificates:               Class M-1 and Class M-2

Class B Certificates:               Class B-1, Class B-2 and Class B-3

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class B and Class M Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Wells Fargo Bank N.A

Trustee:                            Wells Fargo Bank N.A

Servicing Fee:                      37.5 bps

Trustee Fee:                        0.75 bps

Interest Rate Corridor Provider:    Goldman Sachs Capital Markets LP, as the cap
                                    provider. The short term unsecured debt
                                    obligations of the guarantor of the cap
                                    provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor:             This transaction will have a one-month LIBOR
                                    interest rate corridor available to pay
                                    Basis Risk Carry forward Amounts on all the Offered Certificates. The Interest Rate
                                    Corridor will have an initial notional
                                    amount of $388,452,036.40 for a term of 36 months beginning on the first distribution date.

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         0 day delay

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second
                                    day of the calendar month preceding the
                                    month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis.

Interest Accrual Period:            From the prior Distribution
                                    Date to the day prior to the current
                                    Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      30% CPR

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled forward at 6% CPR.

                                    Initial Gross WAC (1):                                 6.1828%

                                       Less Fees & Expenses (2):                           0.3825%
                                                                                       --------------
                                    Net WAC (1):                                           5.8003%

                                       Less Initial Principal Certificate Coupon
                                       (Approx.)(1)(3):                                    2.8043%
                                                                                       --------------
                                    Initial Excess Spread (1):                             2.9960%

                                    (1)   This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.

                                    (2)   Includes the Servicing Fee and Trustee
                                          Fee.

                                    (3)   Assumes 1-month LIBOR equal to
                                          2.5900%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each distribution date based on
                                          changes to the weighted average
                                          Pass-Through Rates on the Offered
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that Class A-1, Class A-2,
                                    Class A-3 and Class M-1 will be SMMEA
                                    eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.60% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 20.20%.

---------------------------------------------------------------------------------------------------------------
                Class                   Initial Subordination Percentage        Step-Down Date Percentage
---------------------------------------------------------------------------------------------------------------
                  A                                  10.10%                               20.20%
---------------------------------------------------------------------------------------------------------------
                 M-1                                  5.10%                               10.20%
---------------------------------------------------------------------------------------------------------------
                 M-2                                  2.55%                                5.10%
---------------------------------------------------------------------------------------------------------------
                 B-1                                  1.45%                                2.90%
---------------------------------------------------------------------------------------------------------------
                 B-2                                  1.10%                                2.20%
---------------------------------------------------------------------------------------------------------------
                 B-3                                  0.60%                                1.20%
---------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 30% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
     March 2008 - February 2009        1.00% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in April 2008)
----------------------------------------------------------------------------------------------------------------
     March 2009 - February 2010        1.25% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 1.292% in April 2009)
----------------------------------------------------------------------------------------------------------------
     March 2010 - February 2011        1.75% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.771% in April 2010)
----------------------------------------------------------------------------------------------------------------
      March 2011 and thereafter                                         2.00%
----------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a) sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

       (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

       (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

       (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata based on their respective Basis Risk Carry Forward Amounts,

       (iv) sequentially, to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes,

       (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------


 Product                 No Penalty       1-12 Months        13-24 Months        25-36 Months           Total
-------------         --------------    --------------    -----------------    --------------    ------------------
2/28 ARM                $129,134,964                $0         $112,671,851                $0          $241,806,815
3/27 ARM                 $57,808,370                $0          $78,506,459       $12,721,682          $149,036,511
-------------         --------------    --------------    -----------------    --------------    ------------------
TOTAL(3)                $186,943,334                $0         $191,178,310       $12,721,682          $390,843,326


 Product                 No Penalty       1-12 Months        13-24 Months        25-36 Months
2/28 ARM                      33.04%             0.00%               28.83%             0.00%
3/27 ARM                      14.79%             0.00%               20.09%             3.25%
-----------------     --------------    --------------    -----------------    --------------
TOTAL(3)                      47.83%             0.00%               48.91%             3.25%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.

(3)   Columns may not add up due to rounding.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 31, 2005) are used

o     33% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Offered Certificates are priced at par

o All payments are assumed to be made on the 25th of the month regardless of business days

o Based on the collateral as of the Statistical Calculation Date rolled 1 month forward at 6% CPR

----------------------------------------------------------------------------------------------------------------------
                                                              First Dollar of Loss                   Libor Flat
----------------------------------------------------------------------------------------------------------------------
        Class M-1        CDR (%)                                              12.88                             13.08

                         Yield (%)                                           4.4688                            4.0196

                         WAL (years)                                           4.67                              4.66

                         Modified Duration                                    4.206                             4.212

                         Principal Window                             Oct09 - Oct09                     Oct09 - Oct09

                         Principal Writedown                     $17,943.05 (0.09%)               $462,781.67 (2.38%)

                         Total Collat Loss                   $30,944,089.72 (7.97%)            $31,356,350.95 (8.07%)
----------------------------------------------------------------------------------------------------------------------
        Class M-2        CDR (%)                                               8.52                              8.67

                         Yield (%)                                           4.7529                            4.0832

                         WAL (years)                                           5.17                              5.15

                         Modified Duration                                    4.568                             4.577

                         Principal Window                             Apr10 - Apr10                     Apr10 - Apr10

                         Principal Writedown                     $24,894.59 (0.25%)               $399,679.07 (4.03%)

                         Total Collat Loss                   $22,226,787.19 (5.72%)            $22,577,038.42 (5.81%)
----------------------------------------------------------------------------------------------------------------------
        Class B-1        CDR (%)                                               6.83                              6.94

                         Yield (%)                                           5.2571                            4.0850

                         WAL (years)                                           5.33                              5.30

                         Modified Duration                                    4.623                             4.636

                         Principal Window                             Jun10 - Jun10                     Jun10 - Jun10

                         Principal Writedown                     $24,661.09 (0.58%)               $313,840.51 (7.34%)

                         Total Collat Loss                   $18,375,719.05 (4.73%)            $18,645,921.15 (4.80%)
----------------------------------------------------------------------------------------------------------------------
        Class B-2        CDR (%)                                               6.30                              6.34

                         Yield (%)                                           5.4053                            4.1072

                         WAL (years)                                           5.42                              5.40

                         Modified Duration                                    4.676                             4.689

                         Principal Window                             Jul10 - Jul10                     Jul10 - Jul10

                         Principal Writedown                        $437.06 (0.03%)               $106,057.09 (7.80%)

                         Total Collat Loss                   $17,147,146.80 (4.41%)            $17,247,221.85 (4.44%)
----------------------------------------------------------------------------------------------------------------------
        Class B-3        CDR (%)                                               5.59                              5.66

                         Yield (%)                                           6.2152                            4.2963

                         WAL (years)                                           5.50                              5.41

                         Modified Duration                                    4.627                             4.644

                         Principal Window                             Aug10 - Aug10                     Aug10 - Aug10

                         Principal Writedown                      $2,325.63 (0.12%)              $220,573.01 (11.36%)

                         Total Collat Loss                   $15,427,766.39 (3.97%)            $15,606,798.85 (4.02%)
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------
                               0% Return
------------------------------------------------
        Class M-1                         14.71

                                         0.0147

                                           4.34

                                          4.136

                                  Aug09 - Aug09

                         $3,771,742.33 (19.42%)

                         $34,254,430.01 (8.82%)
------------------------------------------------
        Class M-2                          9.45

                                         0.0514

                                           4.75

                                          4.510

                                  Feb10 - Feb10

                         $2,236,966.37 (22.58%)

                         $24,128,887.69 (6.21%)
------------------------------------------------
        Class B-1                          7.26

                                         0.0594

                                           4.94

                                          4.627

                                  May10 - May10

                         $1,119,996.91 (26.21%)

                         $19,331,512.99 (4.98%)
------------------------------------------------
        Class B-2                          6.44

                                         0.2417

                                           5.23

                                          4.731

                                  Jul10 - Jul10

                           $370,981.03 (27.28%)

                         $17,496,950.00 (4.50%)
------------------------------------------------
        Class B-3                          5.79

                                         0.1604

                                           4.97

                                          4.706

                                  Aug10 - Aug10

                           $587,664.65 (30.28%)

                         $15,938,404.32 (4.10%)
------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

    Distribution          Collateral         Effective WAC                 Distribution          Collateral         Effective WAC
        Date              WAC Cap (%)           Cap (%)                        Date              WAC Cap (%)           Cap (%)
    ------------          -----------        -------------                 ------------          -----------        -------------
     25-Mar-05             6.21462             10.00000                      25-Feb-09            11.05394            11.05394
     25-Apr-05             5.61322             10.00000                      25-Mar-09            12.23833            12.23833
     25-May-05             5.80034             10.00000                      25-Apr-09            11.12572            11.12572
     25-Jun-05             5.61324             10.00000                      25-May-09            11.80120            11.80120
     25-Jul-05             5.80036             10.00000                      25-Jun-09            11.42053            11.42053
     25-Aug-05             5.61326             10.00000                      25-Jul-09            11.80122            11.80122
     25-Sep-05             5.61327             10.00000                      25-Aug-09            11.42054            11.42054
     25-Oct-05             5.80039             10.00000                      25-Sep-09            11.42054            11.42054
     25-Nov-05             5.61330             10.00000                      25-Oct-09            11.80123            11.80123
     25-Dec-05             5.80042             10.00000                      25-Nov-09            11.42055            11.42055
     25-Jan-06             5.61332             10.00000                      25-Dec-09            11.80124            11.80124
     25-Feb-06             5.61333             10.00000                      25-Jan-10            11.42056            11.42056
     25-Mar-06             6.21477             10.00000                      25-Feb-10            11.42057            11.42057
     25-Apr-06             5.61335             10.00000                      25-Mar-10            12.64421            12.64421
     25-May-06             5.80047             10.00000                      25-Apr-10            11.42058            11.42058
     25-Jun-06             5.61337             10.00000                      25-May-10            11.80127            11.80127
     25-Jul-06             5.80050             10.00000                      25-Jun-10            11.42059            11.42059
     25-Aug-06             5.61340             10.00000                      25-Jul-10            11.80128            11.80128
     25-Sep-06             5.61341             10.00000                      25-Aug-10            11.42060            11.42060
     25-Oct-06             5.80053             10.00000                      25-Sep-10            11.42061            11.42061
     25-Nov-06             7.41018             10.00000                      25-Oct-10            11.80130            11.80130
     25-Dec-06             7.65758             10.00000                      25-Nov-10            11.42062            11.42062
     25-Jan-07             7.41095             10.00000                      25-Dec-10            11.80131            11.80131
     25-Feb-07             7.41133             10.00000                      25-Jan-11            11.42063            11.42063
     25-Mar-07             8.20583             10.00000                      25-Feb-11            11.42064            11.42064
     25-Apr-07             7.41210             10.00000                      25-Mar-11            12.64428            12.64428
     25-May-07             8.27918             10.00000                      25-Apr-11            11.42065            11.42065
     25-Jun-07             8.01273             10.00000                      25-May-11            11.80134            11.80134
     25-Jul-07             8.28046             10.00000                      25-Jun-11            11.42066            11.42066
     25-Aug-07             8.01397             10.00000                      25-Jul-11            11.80136            11.80136
     25-Sep-07             8.01460             10.00000                      25-Aug-11            11.42067            11.42067
     25-Oct-07             8.50516             10.00000                      25-Sep-11            11.42068            11.42068
     25-Nov-07             9.71802             10.00000                      25-Oct-11            11.80138            11.80138
     25-Dec-07             10.04209            10.04209                      25-Nov-11            11.42069            11.42069
     25-Jan-08             9.71828             10.00000                      25-Dec-11            11.80139            11.80139
     25-Feb-08             9.71841             10.00000                      25-Jan-12            11.42070            11.42070
     25-Mar-08             10.38878            10.38878                      25-Feb-12            11.42071            11.42071
     25-Apr-08             9.79047             9.79047                       25-Mar-12            12.20835            12.20835
     25-May-08             11.04275            11.04275                      25-Apr-12            11.42072            11.42072
     25-Jun-08             10.68664            10.68664                      25-May-12            11.80142            11.80142
     25-Jul-08             11.04298            11.04298                      25-Jun-12            11.42074            11.42074
     25-Aug-08             10.68687            10.68687                      25-Jul-12            11.80143            11.80143
     25-Sep-08             10.68698            10.68698                      25-Aug-12            11.42075            11.42075
     25-Oct-08             11.11747            11.11747                      25-Sep-12            11.42076            11.42076
     25-Nov-08             11.05383            11.05383                      25-Oct-12            11.80146            11.80146
     25-Dec-08             11.42233            11.42233                      25-Nov-12            11.42077            11.42077
     25-Jan-09             11.05390            11.05390                      25-Dec-12            11.80147            11.80147


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   Distribution         Collateral          Effective WAC
       Date             WAC Cap (%)            Cap (%)
   ------------         -----------         -------------
    25-Jan-13             11.42078              11.42078
    25-Feb-13             11.42079              11.42079
    25-Mar-13             12.64445              12.64445
    25-Apr-13             11.42080              11.42080
    25-May-13             11.80151              11.80151
    25-Jun-13             11.42082              11.42082
    25-Jul-13             11.80152              11.80152
    25-Aug-13             11.42083              11.42083
    25-Sep-13             11.42084              11.42084
    25-Oct-13             11.80154              11.80154
    25-Nov-13             11.42085              11.42085
    25-Dec-13             11.80156              11.80156
    25-Jan-14             11.42087              11.42087
    25-Feb-14             11.42088              11.42088
    25-Mar-14             12.64455              12.64455
    25-Apr-14             11.42089              11.42089
    25-May-14             11.80160              11.80160
    25-Jun-14             11.42091              11.42091
    25-Jul-14             11.80161              11.80161
    25-Aug-14             11.42092              11.42092
    25-Sep-14             11.42093              11.42093
    25-Oct-14             11.80164              11.80164
    25-Nov-14             11.42095              11.42095
    25-Dec-14             11.80165              11.80165
    25-Jan-15             11.42096              11.42096


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $390,843,326
Number of Mortgage Loans:                                                 1,712
Average Scheduled Principal Balance:                                   $228,296
Interest Only Loans:                                                       0.00%
Weighted Average Gross Coupon:                                            6.183%
Weighted Average Net Coupon: (2)                                          5.800%
Weighted Average FICO Score:                                                690
Weighted Average Original LTV Ratio:                                      85.85%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll:                                             25
Weighted Average Gross Margin:                                             3.08%
Weighted Average Initial Rate Cap:                                         3.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             12.18%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance


                                                 Pct. Of                   Weighted               Weighted    Weighted
                        Number                   Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
    Current Principal     Of      Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
         Balance        Loans      Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            51     $1,914,276        0.49%        6.980%        700     $37,535      83.06%      83.06%        0.00%
 $50,001 - $75,000          63      4,004,310        1.02         6.648         690      63,560      82.42       82.70         0.00
 $75,001 - $100,000        116     10,201,342        2.61         6.514         691      87,943      84.21       85.49         0.00
 $100,001 - $125,000       128     14,533,960        3.72         6.409         696     113,547      85.17       87.72         0.00
 $125,001 - $150,000       172     23,800,298        6.09         6.287         695     138,374      85.18       86.37         0.00
 $150,001 - $200,000       306     53,324,236       13.64         6.297         692     174,262      87.15       89.09         0.00
 $200,001 - $250,000       276     61,767,589       15.80         6.182         690     223,796      86.99       88.72         0.00
 $250,001 - $300,000       173     47,645,418       12.19         6.137         698     275,407      85.56       87.19         0.00
 $300,001 - $350,000       146     47,178,970       12.07         6.177         688     323,144      86.69       89.24         0.00
 $350,001 - $400,000       124     46,422,028       11.88         6.128         689     374,371      86.48       88.63         0.00
 $400,001 - $450,000        58     24,641,722        6.30         6.018         688     424,857      86.98       88.62         0.00
 $450,001 - $500,000        42     20,076,206        5.14         6.157         691     478,005      86.21       87.57         0.00
 $500,001 - $550,000        12      6,383,681        1.63         5.890         684     531,973      86.98       87.67         0.00
 $550,001 - $600,000        18     10,294,690        2.63         6.141         680     571,927      86.90       87.48         0.00
 $600,001 - $650,000        20     12,673,508        3.24         5.968         674     633,675      84.79       86.01         0.00
 $650,001 - $700,000         1        681,646        0.17         4.950         662     681,646      62.27       85.00         0.00
 $750,001 - $800,000         2      1,577,657        0.40         5.372         624     788,829      50.59       50.59         0.00
 $800,001 - $850,000         1        847,134        0.22         5.875         664     847,134      56.67       73.00         0.00
 $900,001 - $950,000         1        906,927        0.23         5.375         754     906,927      70.00       80.00         0.00
 $950,001 - $1,000,000       2      1,967,728        0.50         5.752         640     983,864      54.10       54.10         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================



                          Pct.
    Current Principal    Owner
         Balance        Occupied
---------------------------------
 $50,000 & Below           24.86%
 $50,001 - $75,000         44.88
 $75,001 - $100,000        53.24
 $100,001 - $125,000       69.58
 $125,001 - $150,000       67.33
 $150,001 - $200,000       77.46
 $200,001 - $250,000       72.63
 $250,001 - $300,000       77.61
 $300,001 - $350,000       81.78
 $350,001 - $400,000       78.42
 $400,001 - $450,000       82.81
 $450,001 - $500,000       68.79
 $500,001 - $550,000      100.00
 $550,001 - $600,000      100.00
 $600,001 - $650,000       94.89
 $650,001 - $700,000      100.00
 $750,001 - $800,000      100.00
 $800,001 - $850,000      100.00
 $900,001 - $950,000      100.00
 $950,001 - $1,000,00     100.00
---------------------------------
 Total:                    76.98%
=================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
   Current Rate         Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 5.00% & Below              45    $10,968,453        2.81%        4.801%        707    $243,743      74.33%      82.89%        0.00%
 5.01 - 5.50%              178     48,302,399       12.36         5.355         703     271,362      78.57       85.67         0.00
 5.51 - 6.00%              425    110,772,909       28.34         5.836         688     260,642      82.29       84.22         0.00
 6.01 - 6.50%              528    119,779,068       30.65         6.324         688     226,854      89.05       89.58         0.00
 6.51 - 7.00%              347     71,142,992       18.20         6.764         685     205,023      91.04       91.13         0.00
 7.01 - 7.50%              147     24,581,560        6.29         7.265         691     167,221      89.77       89.77         0.00
 7.51 - 8.00%               36      4,700,756        1.20         7.739         697     130,577      90.53       90.53         0.00
 8.01% & Above               6        595,187        0.15         8.467         697      99,198      87.93       87.93         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
   Current Rate          Occupied
----------------------------------
 5.00% & Below             89.39%
 5.01 - 5.50%              85.11
 5.51 - 6.00%              86.44
 6.01 - 6.50%              82.66
 6.51 - 7.00%              64.45
 7.01 - 7.50%              32.81
 7.51 - 8.00%              27.36
 8.01% & Above              0.00
---------------------------------
 Total:                    76.98%
=================================



                              Distribution by FICO


                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
     FICO               Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 780 & Above                61    $11,651,066        2.98%        6.017%        792    $191,001      82.27%      83.64%        0.00%
 760 - 779                 100     21,393,555        5.47         6.183         769     213,936      85.34       87.19         0.00
 740 - 759                 131     29,705,150        7.60         6.087         750     226,757      85.16       88.63         0.00
 720 - 739                 172     38,033,393        9.73         6.114         730     221,124      85.38       89.13         0.00
 700 - 719                 242     55,001,173       14.07         6.113         709     227,278      86.24       89.66         0.00
 680 - 699                 227     55,455,200       14.19         6.219         688     244,296      86.58       87.77         0.00
 660 - 679                 277     59,935,184       15.33         6.228         669     216,373      86.32       87.33         0.00
 640 - 659                 290     69,008,876       17.66         6.281         649     237,962      86.68       87.83         0.00
 620 - 639                 210     50,620,343       12.95         6.176         629     241,049      84.75       85.23         0.00
 600 - 619                   2         39,386        0.01         6.950         614      19,693      58.56       58.56         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
     FICO               Occupied
---------------------------------
 780 & Above               65.63%
 760 - 779                 62.40
 740 - 759                 71.36
 720 - 739                 66.49
 700 - 719                 75.60
 680 - 699                 78.83
 660 - 679                 76.11
 640 - 659                 82.47
 620 - 639                 90.02
 600 - 619                  0.00
---------------------------------
 Total:                    76.98%
=================================


                          Distribution by Original LTV

                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
   Original LTV         Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below             17     $3,149,005        0.81%        5.778%        664    $185,236      34.71%      46.31%        0.00%
 40.01 - 50.00%             16      3,596,404        0.92         5.712         697     224,775      46.36       48.20         0.00
 50.01 - 60.00%             36      7,211,021        1.84         5.967         681     200,306      56.11       58.03         0.00
 60.01 - 70.00%             86     18,959,911        4.85         5.729         689     220,464      66.78       70.86         0.00
 70.01 - 80.00%            373     89,645,843       22.94         5.672         702     240,337      78.81       85.32         0.00
 80.01 - 85.00%             59     14,635,891        3.74         6.162         691     248,066      84.03       84.12         0.00
 85.01 - 90.00%            614    143,926,981       36.82         6.405         688     234,409      89.65       89.65         0.00
 90.01 - 95.00%            511    109,718,269       28.07         6.431         684     214,713      94.87       94.87         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
   Original LTV         Occupied
---------------------------------
 40.00% & Below            93.63%
 40.01 - 50.00%            77.61
 50.01 - 60.00%            58.49
 60.01 - 70.00%            70.70
 70.01 - 80.00%            79.38
 80.01 - 85.00%            76.46
 85.01 - 90.00%            59.79
 90.01 - 95.00%            99.44
---------------------------------
 Total:                    76.98%
=================================


                          Distribution by Document Type

                                                               Pct. Of                   Weighted               Weighted
                                                               Pool By      Weighted       Avg.       Avg.        Avg.
                                      Number    Principal     Principal    Avg. Gross    Current    Principal   Original
            Document Type            Of Loans    Balance       Balance       Coupon        FICO      Balance      LTV
-------------------------------------------------------------------------------------------------------------------------
No Doc                                   479    $99,275,171       25.40%        6.203%        700    $207,255      84.60%
No Ratio                                 328     68,623,866       17.56         6.416         681     209,219      88.76
Stated With Non-verified Assets Doc      698    171,309,426       43.83         6.154         685     245,429      85.74
Stated With Verified Assets Doc          207     51,634,863       13.21         5.931         700     249,444      84.76
-------------------------------------------------------------------------------------------------------------------------
Total:                                 1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%
=========================================================================================================================


                                      Weighted
                                        Avg.
                                      Combined    Pct. Full    Pct. Owner
            Document Type               LTV          Doc       Occupied
-------------------------------------------------------------------------
No Doc                                   84.83%        0.00%      93.54%
No Ratio                                 89.33         0.00       62.81
Stated With Non-verified Assets Doc      88.55         0.00       77.01
Stated With Verified Assets Doc          88.14         0.00       63.89
-------------------------------------------------------------------------
Total:                                   87.69%        0.00%      76.98%
=========================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose


                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
  Loan Purpose         Of Loans    Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi              421   $105,564,877       27.01%        6.112%        668    $250,748      81.78%      82.57%        0.00%
 Purchase                1,221    268,678,866       68.74         6.233         699     220,048      87.69       89.88         0.00
 Rate/term Refi             70     16,599,583        4.25         5.821         679     237,137      82.01       84.87         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
  Loan Purpose           Occupied
----------------------------------
 Cashout Refi              92.80%
 Purchase                  70.52
 Rate/term Refi            81.02
----------------------------------
 Total:                    76.98%
==================================


                        Distribution by Occupancy Status

                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
 Occupancy Status       Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 Non Owner                 403    $72,517,823       18.55%        6.674%        706    $179,945      84.67%      84.84%        0.00%
 Owner Occupied          1,224    300,876,859       76.98         6.079         686     245,814      86.30       88.65         0.00
 Second Home                85     17,448,644        4.46         5.928         696     205,278      82.98       82.98         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
 Occupancy Status        Occupied
----------------------------------
 Non Owner                  0.00%
 Owner Occupied           100.00
 Second Home                0.00
----------------------------------
 Total:                    76.98%
==================================


                          Distribution by Property Type

                                                  Pct. Of                  Weighted               Weighted    Weighted
                                                  Pool By     Weighted       Avg.       Avg.        Avg.        Avg.
                         Number    Principal     Principal   Avg. Gross    Current    Principal   Original    Combined    Pct. Full
       Property Type     Of Loans   Balance       Balance      Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 2-4 Family                 148    $38,231,597        9.78%       6.444%        698    $258,322      85.75%      86.04%        0.00%
 Condo                      201     41,024,018       10.50        6.250         695     204,100      86.41       88.23         0.00
 Single Family Detached   1,363    311,587,710       79.72        6.142         688     228,604      85.79       87.82         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                   1,712   $390,843,326      100.00%       6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                         Pct. Owner
       Property Type      Occupied
----------------------------------
 2-4 Family                 52.45%
 Condo                      57.14
 Single Family Detached     82.60
----------------------------------
 Total:                     76.98%
==================================


                              Distribution by State

                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
      State             Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 CA - Northern             157    $51,144,121       13.09%        5.982%        684    $325,759      83.96%      86.66%        0.00%
 CA - Southern             148     47,642,262       12.19         5.835         698     321,907      80.54       86.03         0.00
 MA                         90     26,754,754        6.85         6.132         687     297,275      86.18       86.52         0.00
 MN                        100     22,947,921        5.87         6.289         692     229,479      89.76       90.35         0.00
 VA                         80     19,759,783        5.06         6.264         698     246,997      87.38       89.56         0.00
 NY                         72     19,233,659        4.92         6.165         694     267,134      84.65       85.19         0.00
 NJ                         65     17,361,222        4.44         6.488         685     267,096      87.45       87.45         0.00
 CO                         70     16,428,138        4.20         5.971         691     234,688      83.91       87.25         0.00
 NV                         59     14,658,384        3.75         6.220         698     248,447      86.31       87.28         0.00
 FL                         71     14,621,303        3.74         6.362         683     205,934      86.65       86.86         0.00
 Other                     800    140,291,778       35.89         6.322         689     175,365      87.49       88.71         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
      State              Occupied
----------------------------------
 CA - Northern             77.73%
 CA - Southern             79.91
 MA                        79.95
 MN                        83.87
 VA                        85.43
 NY                        76.11
 NJ                        74.79
 CO                        82.09
 NV                        64.28
 FL                        53.86
 Other                     76.36
----------------------------------
 Total:                    76.98%
==================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code


                                                 Pct. Of                   Weighted               Weighted    Weighted
                                                 Pool By      Weighted       Avg.       Avg.        Avg.        Avg.
                        Number    Principal     Principal    Avg. Gross    Current    Principal   Original    Combined    Pct. Full
   Zip Code             Of Loans   Balance       Balance       Coupon        FICO      Balance      LTV         LTV          Doc
------------------------------------------------------------------------------------------------------------------------------------
 85255                      12     $2,584,650        0.66%        5.924%        707    $215,387      89.17%      89.17%        0.00%
 20120                       6      2,202,253        0.56         6.387         694     367,042      89.30       91.91         0.00
 01841                       7      1,686,863        0.43         5.846         676     240,980      87.08       87.08         0.00
 95832                       6      1,606,872        0.41         6.402         698     267,812      91.00       91.00         0.00
 92130                       2      1,583,375        0.41         5.528         662     791,687      70.80       74.67         0.00
 92116                       8      1,565,376        0.40         6.393         717     195,672      82.43       91.84         0.00
 95834                       4      1,458,844        0.37         6.135         696     364,711      87.28       87.28         0.00
 89436                       4      1,268,910        0.32         6.350         715     317,228      89.87       89.87         0.00
 98272                       4      1,266,858        0.32         6.088         677     316,715      93.43       93.43         0.00
 94536                       4      1,264,944        0.32         6.123         673     316,236      87.74       91.32         0.00
 Other                   1,655    374,354,382       95.78         6.186         690     226,196      85.81       87.65         0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,712   $390,843,326      100.00%        6.183%        690    $228,296      85.85%      87.69%        0.00%
====================================================================================================================================




                        Pct. Owner
   Zip Code             Occupied
----------------------------------
 85255                     27.28%
 20120                     84.92
 01841                     74.14
 95832                     58.22
 92130                    100.00
 92116                     31.35
 95834                     52.26
 89436                     82.51
 98272                    100.00
 94536                     75.94
 Other                     77.47
---------------------------------
 Total:                    76.98%
=================================


                  Distribution by Remaining Months to Maturity


                                                Pct. Of                   Weighted                Weighted    Weighted
  Remaining                                     Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
  Months To            Number    Principal     Principal    Avg. Gross    Current    Principal    Original    Combined      Pct.
   Maturity            Of Loans   Balance       Balance       Coupon        FICO      Balance       LTV         LTV       Full Doc
------------------------------------------------------------------------------------------------------------------------------------
 301 - 360              1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                 1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%        0.00%
====================================================================================================================================



  Remaining
  Months To             Pct. Owner
   Maturity              Occupied
-----------------------------------
 301 - 360                   76.98%
-----------------------------------
 Total:                      76.98%
===================================


                        Distribution by Amortization Type

                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
  Amortization           Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
      Type              Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 2/28 ARM                  1,055   $241,806,815       61.87%        6.262%        689     $229,201      87.10%      88.66%
 3/27 ARM                    657    149,036,511       38.13         6.055         692      226,844      83.82       86.12
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




  Amortization          Pct. Full    Pct. Owner
      Type                 Doc        Occupied
------------------------------------------------
 2/28 ARM                    0.00%        76.06%
 3/27 ARM                    0.00         78.47
------------------------------------------------
 Total:                      0.00%        76.98%
================================================

                     Distribution by Prepayment Term Months


                                                   Pct. Of                   Weighted                Weighted    Weighted
   Prepayment                                      Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
      Term               Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
     Months             Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 0                           779   $186,943,334       47.83%        6.379%        692     $239,979      84.97%      86.69%
 24                          867    191,178,310       48.91         6.008         688      220,506      86.70       88.75
 36                           66     12,721,682        3.25         5.919         688      192,753      85.93       86.54
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================



   Prepayment
      Term              Pct. Full    Pct. Owner
     Months                Doc        Occupied
------------------------------------------------
 0                           0.00%        72.05%
 24                          0.00         81.72
 36                          0.00         78.17
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


                          Distribution by Periodic Cap


                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
                         Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
 Periodic Cap           Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 1.00%                     1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




                        Pct. Full    Pct. Owner
 Periodic Cap              Doc        Occupied
------------------------------------------------
 1.00%                       0.00%        76.98%
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
  Months To             Number Of   Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
  Rate Reset             Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 11 - 20                     364    $85,344,650       21.84%        6.074%        689     $234,463      87.27%      89.12%
 21 - 30                     712    161,577,270       41.34         6.333         688      226,934      86.75       88.11
 31 - 40                     636    143,921,406       36.82         6.079         693      226,292      84.00       86.38
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




  Months To             Pct. Full    Pct. Owner
  Rate Reset               Doc        Occupied
------------------------------------------------
 11 - 20                     0.00%        78.74%
 21 - 30                     0.00         74.75
 31 - 40                     0.00         78.44
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


                      Distribution by Maximum Lifetime Rate

                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
     Maximum             Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
  Lifetime Rate         Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 9.50 - 9.99%                  2       $521,043        0.13%        3.691%        722     $260,521      79.85%      94.69%
 10.00 - 10.49%                4        971,583        0.25         4.232         736      242,896      80.19       80.19
 10.50 - 10.99%               23      5,769,723        1.48         4.868         714      250,858      76.24       85.91
 11.00 - 11.49%              140     38,507,540        9.85         5.270         702      275,054      77.66       85.28
 11.50 - 11.99%              406    105,335,904       26.95         5.764         689      259,448      81.23       83.85
 12.00 - 12.49%              464    108,745,893       27.82         6.219         687      234,366      88.22       88.95
 12.50 - 12.99%              459     95,649,012       24.47         6.668         685      208,386      90.74       90.81
 13.00 - 13.49%              153     26,968,222        6.90         7.185         693      176,263      90.09       90.09
 13.50 - 13.99%               54      7,661,751        1.96         7.639         699      141,884      89.31       89.31
 14.00 - 14.49%                4        305,754        0.08         8.170         732       76,438      80.20       80.20
 14.50 - 14.99%                3        406,901        0.10         8.555         676      135,634      90.00       90.00
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




     Maximum            Pct. Full      Owner
  Lifetime Rate            Doc        Occupied
------------------------------------------------
 9.50 - 9.99%                0.00%       100.00%
 10.00 - 10.49%              0.00         64.32
 10.50 - 10.99%              0.00         88.28
 11.00 - 11.49%              0.00         85.60
 11.50 - 11.99%              0.00         85.59
 12.00 - 12.49%              0.00         85.25
 12.50 - 12.99%              0.00         70.86
 13.00 - 13.49%              0.00         34.38
 13.50 - 13.99%              0.00         23.13
 14.00 - 14.49%              0.00          0.00
 14.50 - 14.99%              0.00          0.00
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


                      Distribution by Minimum Lifetime Rate


                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
     Minimum             Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
  Lifetime Rate         Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 1.99% & Below                 2       $661,550        0.17%        3.888%        741     $330,775      79.12%      90.81%
 2.00 - 2.49%                129     29,243,726        7.48         5.351         706      226,696      75.73       88.00
 2.50 - 2.99%                440    113,663,183       29.08         5.790         692      258,325      79.23       82.14
 3.00 - 3.49%                720    162,797,117       41.65         6.292         685      226,107      89.49       89.63
 3.50 - 3.99%                378     75,949,609       19.43         6.766         693      200,925      91.44       91.44
 4.00 - 4.49%                 43      8,528,140        2.18         7.170         675      198,329      89.97       89.97
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




     Minimum            Pct. Full      Owner
  Lifetime Rate            Doc        Occupied
------------------------------------------------
 1.99% & Below               0.00%       100.00%
 2.00 - 2.49%                0.00         94.35
 2.50 - 2.99%                0.00         83.46
 3.00 - 3.49%                0.00         85.87
 3.50 - 3.99%                0.00         49.19
 4.00 - 4.49%                0.00          7.00
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


                             Distribution by Margin

                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
                         Number     Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
      Margin            Of Loans     Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 1.99% & Below                 2       $661,550        0.17%        3.888%        741     $330,775      79.12%      90.81%
 2.00 - 2.49%                129     29,243,726        7.48         5.351         706      226,696      75.73       88.00
 2.50 - 2.99%                440    113,663,183       29.08         5.790         692      258,325      79.23       82.14
 3.00 - 3.49%                720    162,797,117       41.65         6.292         685      226,107      89.49       89.63
 3.50 - 3.99%                378     75,949,609       19.43         6.766         693      200,925      91.44       91.44
 4.00 - 4.49%                 43      8,528,140        2.18         7.170         675      198,329      89.97       89.97
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




                        Pct. Full    Pct. Owner
      Margin               Doc        Occupied
------------------------------------------------
 1.99% & Below               0.00%       100.00%
 2.00 - 2.49%                0.00         94.35
 2.50 - 2.99%                0.00         83.46
 3.00 - 3.49%                0.00         85.87
 3.50 - 3.99%                0.00         49.19
 4.00 - 4.49%                0.00          7.00
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                                   Pct. Of                   Weighted                Weighted    Weighted
     First                                         Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
  Adjustment            Number Of   Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
      Cap                Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 3.00%                     1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================



     First
  Adjustment            Pct. Full    Pct. Owner
      Cap                  Doc        Occupied
------------------------------------------------
 3.00%                       0.00%        76.98%
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


                      Distribution by Periodic Lifetime Cap

                                                   Pct. Of                   Weighted                Weighted    Weighted
                                                   Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
   Periodic             Number Of   Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
 Lifetime Cap            Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 5.51 - 6.00%              1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
--------------------------------------------------------------------------------------------------------------------------
 Total:                    1,712   $390,843,326      100.00%        6.183%        690     $228,296      85.85%      87.69%
==========================================================================================================================




   Periodic             Pct. Full      Owner
 Lifetime Cap              Doc        Occupied
------------------------------------------------
 5.51 - 6.00%                0.00%        76.98%
------------------------------------------------
 Total:                      0.00%        76.98%
================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      Appendix A

      This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $388,452,036, a term of 36 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%


      The Interest Rate Corridor Notional Amount Amortization Schedule



                                                                       Interest Rate
     Distribution Period                                                  Corridor
           (months)                     Strike Rate (%)              Notional Amount ($)
   -----------------------            -------------------           ---------------------
              1                               6.21462                 388,452,036.40
              2                               5.61322                 376,704,095.69
              3                               5.80034                 365,309,234.75
              4                               5.61324                 354,256,893.93
              5                               5.80036                 343,536,828.19
              6                               5.61326                 333,139,097.70
              7                               5.61327                 323,054,058.82
              8                               5.80039                 313,272,355.25
              9                               5.61330                 303,784,909.56
              10                              5.80042                 294,582,914.87
              11                              5.61332                 285,657,826.79
              12                              5.61333                 277,001,355.69
              13                              6.21477                 268,605,459.04
              14                              5.61335                 260,462,334.15
              15                              5.80047                 252,564,410.98
              16                              5.61337                 244,904,345.27
              17                              5.80050                 237,475,011.80
              18                              5.61340                 230,269,497.90
              19                              5.61341                 223,281,097.11
              20                              5.80053                 216,503,303.06
              21                              7.41018                 209,929,803.53
              22                              7.65758                 203,613,611.56
              23                              7.41095                 197,486,291.38
              24                              7.41133                 191,542,221.15
              25                              8.20583                 185,775,945.83
              26                              7.41210                 180,182,172.14
              27                              8.27918                 174,755,763.87
              28                              8.01273                 169,503,831.89
              29                              8.28046                 164,408,781.02
              30                              8.01397                 159,465,946.01
              31                              8.01460                 154,670,799.86
              32                              8.50516                 150,018,949.77
              33                              9.71802                 145,511,646.48
              34                                  N/A                            N/A
              35                              9.71828                 136,956,059.94
              36                              9.71841                 132,867,754.99
          37 & Above                              N/A                            N/A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Goldman Sachs
                                GSAA_05_03



Table of Contents

1. Stats
2. Current Rate
3. Scheduled Balance
4. Original Term
5. RemTerm
6. Am WAM
7. Age
8. States
9. Original LTV
10. Combined LTV
11. FICO
12. PMI
13. Occupancy Code
14. Property Type
15. Purpose
16. Documentation Type
17. Interest Only
18. Interest Only Term
19. Silent
20. Prepay Flag
21. Prepay Term
22. DTI
23. Conforming
24. Arm Index
25. Margins
26. First Adjustment Cap
27. Periodic Cap
28. Max Rate
29. Floor Rate
30. Number of Units
31. Product Type
32. Employment Flag
33. Originator



1. Stats

Count: 1712
Schedule Balance: $390,843,325.50
AverageSched Bal: $228,296.33
GrossWAC: 6.183
NetWAC: 5.800
OTERM: 360
RTERM: 357
ATERM: 356
AGE: 3
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.18
MINRATE: 3.08
MTR: 25.20
MARGIN: 3.08
OLTV: 85.85
COLTV: 87.69
FICO: 690.034




2. Current Rate

--------------------------------------------------------------------------------
Current Rate                                                             Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                               0.13
4.001 - 4.500                                                                0.3
4.501 - 5.000                                                               2.37
5.001 - 5.500                                                              12.36
5.501 - 6.000                                                              28.34
6.001 - 6.500                                                              30.65
6.501 - 7.000                                                               18.2
7.001 - 7.500                                                               6.29
7.501 - 8.000                                                                1.2
8.001 - 8.500                                                               0.13
8.501 - 9.000                                                               0.02
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




3. Scheduled Balance

--------------------------------------------------------------------------------
Scheduled Balance                                                        Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                            0.49
50,000.01 - 100,000.00                                                      3.63
100,000.01 - 150,000.00                                                     9.81
150,000.01 - 200,000.00                                                    13.64
200,000.01 - 250,000.00                                                     15.8
250,000.01 - 275,000.00                                                     5.58
275,000.01 - 350,000.00                                                    18.68
350,000.01 - 400,000.00                                                    11.88
400,000.01 - 450,000.00                                                      6.3
450,000.01 - 500,000.00                                                     5.14
500,000.01 - 550,000.00                                                     1.63
550,000.01 - 600,000.00                                                     2.63
600,000.01 - 750,000.00                                                     3.42
750,000.01 - 850,000.00                                                     0.62
850,000.01 - 950,000.00                                                     0.23
950,000.01 - 1,000,000.00                                                    0.5
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




4. Original Term

--------------------------------------------------------------------------------
Original Term                                                            Percent
--------------------------------------------------------------------------------
360                                                                          100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




5. RemTerm

--------------------------------------------------------------------------------
RemTerm                                                                  Percent
--------------------------------------------------------------------------------
350                                                                         0.03
351                                                                         0.15
352                                                                         0.51
353                                                                         0.85
354                                                                         1.45
355                                                                         1.22
356                                                                        34.61
357                                                                        50.09
358                                                                        11.09
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




6. Am WAM

--------------------------------------------------------------------------------
Am WAM                                                                   Percent
--------------------------------------------------------------------------------
120 - 179                                                                   0.02
300 - 359                                                                  99.98
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




7. Age

--------------------------------------------------------------------------------
Age                                                                      Percent
--------------------------------------------------------------------------------
2                                                                          11.09
3                                                                          50.09
4                                                                          34.61
5                                                                           1.22
6                                                                           1.45
7                                                                           0.85
8                                                                           0.51
9                                                                           0.15
10                                                                          0.03
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




8. States

--------------------------------------------------------------------------------
States                                                                   Percent
--------------------------------------------------------------------------------
CA                                                                         25.28
MN                                                                          5.87
MA                                                                          6.85
VA                                                                          5.06
NY                                                                          4.92
AZ                                                                          3.53
FL                                                                          3.74
CO                                                                           4.2
NJ                                                                          4.44
IL                                                                          3.12
Other                                                                      32.99
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




9. Original LTV

--------------------------------------------------------------------------------
Original LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                              1.73
50.001 - 60.000                                                             1.84
60.001 - 70.000                                                             4.85
70.001 - 75.000                                                             3.06
75.001 - 80.000                                                            19.88
80.001 - 85.000                                                             3.74
85.001 - 90.000                                                            36.82
90.001 - 95.000                                                            28.07
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




10. Combined LTV

--------------------------------------------------------------------------------
Combined LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                              1.48
50.001 - 60.000                                                             1.63
60.001 - 70.000                                                             3.87
70.001 - 75.000                                                             2.97
75.001 - 80.000                                                            12.64
80.001 - 85.000                                                             3.91
85.001 - 90.000                                                            37.89
90.001 - 95.000                                                            28.86
95.001 - 100.000                                                            6.76
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------


11. FICO

--------------------------------------------------------------------------------
FICO                                                                     Percent
--------------------------------------------------------------------------------
600.000 - 619.999                                                           0.01
620.000 - 639.999                                                          12.95
640.000 - 659.999                                                          17.66
660.000 - 679.999                                                          15.33
680.000 - 699.999                                                          14.19
700.000 - 719.999                                                          14.07
720.000 - 739.999                                                           9.73
740.000 - 759.999                                                            7.6
760.000 - 779.999                                                           5.47
780.000 - 799.999                                                           2.18
800.000 - 819.999                                                            0.8
Total:                                                                       100





12. PMI

--------------------------------------------------------------------------------
PMI                                                                      Percent
--------------------------------------------------------------------------------
GEMICO                                                                      2.45
OLTV <= 80 - NO MI                                                         31.36
PMI MORTGAGE INSURANCE CO                                                  27.29
RADIAN                                                                     19.37
TRIAD                                                                      19.53
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




13. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                                           Percent
--------------------------------------------------------------------------------
NON OWNER                                                                  18.55
OWNER OCCUPIED                                                             76.98
SECOND HOME                                                                 4.46
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




14. Property Type

--------------------------------------------------------------------------------
Property Type                                                            Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                  9.78
CONDO                                                                       10.5
SINGLE FAMILY DETACHED                                                     79.72
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




15. Purpose

--------------------------------------------------------------------------------
Purpose                                                                  Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                               27.01
PURCHASE                                                                   68.74
RATE/TERM REFI                                                              4.25
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




16. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                                                       Percent
--------------------------------------------------------------------------------
NO DOC                                                                      25.4
NO RATIO                                                                   17.56
STATED WITH NON-VERIFIED ASSETS DOC                                        43.83
STATED WITH VERIFIED ASSETS DOC                                            13.21
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




17. Interest Only

--------------------------------------------------------------------------------
Interest Only                                                            Percent
--------------------------------------------------------------------------------
N                                                                            100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




18. Interest Only Term
--------------------------------------------------------------------------------
Interest Only Term                                                       Percent
--------------------------------------------------------------------------------
0                                                                            100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




19. Silent

--------------------------------------------------------------------------------
Silent                                                                   Percent
--------------------------------------------------------------------------------
N                                                                          90.42
Y                                                                           9.58
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




20. Prepay Flag

--------------------------------------------------------------------------------
Prepay Flag                                                              Percent
--------------------------------------------------------------------------------
N                                                                          47.83
Y                                                                          52.17
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




21. Prepay Term

--------------------------------------------------------------------------------
Prepay Term                                                              Percent
--------------------------------------------------------------------------------
0                                                                          47.83
24                                                                         48.91
36                                                                          3.25
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




22. DTI

--------------------------------------------------------------------------------
DTI                                                                      Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   43.39
0.001 - 10.000                                                              0.39
10.001 - 20.000                                                              3.3
20.001 - 30.000                                                             8.68
30.001 - 40.000                                                            18.83
40.001 - 50.000                                                            23.32
50.001 - 60.000                                                             1.56
60.001 - 70.000                                                             0.47
70.001 - 80.000                                                             0.07
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




23. Conforming

--------------------------------------------------------------------------------
Conforming                                                               Percent
--------------------------------------------------------------------------------
CONFORMING                                                                 73.17
NON CONFORMING                                                             26.83
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




24. Arm Index

--------------------------------------------------------------------------------
Arm Index                                                                Percent
--------------------------------------------------------------------------------
6 MONTH LIBOR                                                                100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




25. Margins

--------------------------------------------------------------------------------
Margins                                                                  Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                               0.41
2.001 - 2.500                                                              11.87
2.501 - 3.000                                                              35.31
3.001 - 3.500                                                              37.43
3.501 - 4.000                                                              14.09
4.001 - 4.500                                                               0.89
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




26. First Adjustment Cap

--------------------------------------------------------------------------------
First Adjustment Cap                                                     Percent
--------------------------------------------------------------------------------
3                                                                            100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




27. Periodic Cap

--------------------------------------------------------------------------------
Periodic Cap                                                             Percent
--------------------------------------------------------------------------------
1                                                                            100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




28. Max Rate

--------------------------------------------------------------------------------
Max Rate                                                                 Percent
--------------------------------------------------------------------------------
9.501 - 10.000                                                              0.13
10.001 - 10.500                                                              0.3
10.501 - 11.000                                                             2.37
11.001 - 11.500                                                            12.29
11.501 - 12.000                                                            28.41
12.001 - 12.500                                                            30.65
12.501 - 13.000                                                             18.2
13.001 - 13.500                                                             6.29
13.501 - 14.000                                                              1.2
14.001 - 14.500                                                             0.13
14.501 - 15.000                                                             0.02
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




29. Floor Rate

--------------------------------------------------------------------------------
Floor Rate                                                               Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                               0.41
2.001 - 2.500                                                              11.87
2.501 - 3.000                                                              35.31
3.001 - 3.500                                                              37.43
3.501 - 4.000                                                              14.09
4.001 - 4.500                                                               0.89
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




30. Number of Units

--------------------------------------------------------------------------------
Number of Units                                                          Percent
--------------------------------------------------------------------------------
1                                                                          90.22
2                                                                           6.19
3                                                                           1.72
4                                                                           1.88
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




31. Product Type

--------------------------------------------------------------------------------
Product Type                                                             Percent
--------------------------------------------------------------------------------
2 YEAR ARM                                                                 61.87
3 YEAR ARM                                                                 38.13
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




32. Employment Flag

--------------------------------------------------------------------------------
Employment Flag                                                          Percent
--------------------------------------------------------------------------------
N                                                                          70.81
Y                                                                          29.19
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------




33. Originator

--------------------------------------------------------------------------------
Originator                                                               Percent
--------------------------------------------------------------------------------
WELLSFARGO                                                                   100
--------------------------------------------------------------------------------
Total:                                                                       100
--------------------------------------------------------------------------------

GSAA 2005-03 Term Sheet - Price/Yield - A1
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $216,886,000.00      Delay                 0
Coupon                      2.7                  Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.7152                2.7152                2.7152               2.7152                2.7152
             Disc Margin                   11                    11                    11                   11                    11

                     WAL                13.48                  1.36                  1.00                 0.78                  0.62
                Mod Durn                10.93                  1.33                  0.98                 0.76                  0.61
        Principal Window        Mar05 - Jul27         Mar05 - May08         Mar05 - May07        Mar05 - Nov06         Mar05 - Jul06

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A2
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $64,724,000.00       Delay                 0
Coupon                      2.81                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.8265                2.8265                2.8265               2.8265                2.8265
             Disc Margin                   22                    22                    22                   22                    22

                     WAL                24.48                  4.31                  3.00                 2.19                  1.74
                Mod Durn                17.64                  4.06                  2.87                 2.12                  1.69
        Principal Window        Jul27 - Jul31         May08 - Oct10         May07 - Apr09        Nov06 - Nov07         Jul06 - Apr07

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A3
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $67,608,000.00       Delay                 0
Coupon                      2.94                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.9580                2.9580                2.9580               2.9580                2.9580
             Disc Margin                   35                    35                    35                   35                    35

                     WAL                27.76                  7.65                  5.60                 4.19                  2.99
                Mod Durn                18.90                  6.83                  5.16                 3.93                  2.85
        Principal Window        Jul31 - May33         Oct10 - Aug13         Apr09 - May11        Nov07 - Dec09         Apr07 - Dec08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M1
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $19,422,000.00       Delay                 0
Coupon                      3.06                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.0795                3.0795                3.0795               3.0795                3.0795
             Disc Margin                   47                    47                    47                   47                    47

                     WAL                25.49                  5.59                  4.38                 3.88                  3.76
                Mod Durn                17.59                  5.08                  4.07                 3.65                  3.55
        Principal Window        Nov25 - May33         Mar08 - Aug13         Apr08 - May11        Jun08 - Dec09         Aug08 - Dec08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M2
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $9,906,000.00        Delay                 0
Coupon                      3.31                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.3328                3.3328                3.3328               3.3328                3.3328
             Disc Margin                   72                    72                    72                   72                    72

                     WAL                25.49                  5.59                  4.32                 3.72                  3.47
                Mod Durn                17.08                  5.03                  3.99                 3.48                  3.27
        Principal Window        Nov25 - May33         Mar08 - Aug13         Mar08 - May11        Apr08 - Dec09         May08 - Dec08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B1
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $4,273,000.00        Delay                 0
Coupon                      3.84                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.8708                3.8708                3.8708               3.8708                3.8708
             Disc Margin                  125                   125                   125                  125                   125

                     WAL                25.39                  5.39                  4.13                 3.54                  3.26
                Mod Durn                16.04                  4.79                  3.78                 3.29                  3.05
        Principal Window        Nov25 - May33         Mar08 - Aug13         Mar08 - May11        Mar08 - Dec09         Apr08 - Dec08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B2
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $1,360,000.00        Delay                 0
Coupon                      3.89                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.9216                3.9216                3.9216               3.9216                3.9216
             Disc Margin                  130                   130                   130                  130                   130

                     WAL                25.03                  4.89                  3.77                 3.22                  3.12
                Mod Durn                15.83                  4.40                  3.48                 3.01                  2.92
        Principal Window        Nov25 - Apr32         Mar08 - Sep11         Mar08 - Nov09        Mar08 - Oct08         Mar08 - Apr08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B3
Assumption: Price to Call, Constant libor curve, Par price

Balance                     $1,941,000.00        Delay                 0
Coupon                      4.74                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               4.7869                4.7869                4.7869               4.7869                4.7869
             Disc Margin                  215                   215                   215                  215                   215

                     WAL                24.04                  4.11                  3.28                 3.08                  3.08
                Mod Durn                14.14                  3.69                  3.00                 2.84                  2.84
        Principal Window        Nov25 - May31         Mar08 - Aug10         Mar08 - Feb09        Mar08 - Mar08         Mar08 - Mar08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A1
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $216,886,000.00      Delay                 0
Coupon                      2.7                  Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.7152                2.7152                2.7152               2.7152                2.7152
             Disc Margin                   11                    11                    11                   11                    11

                     WAL                13.48                  1.36                  1.00                 0.78                  0.62
                Mod Durn                10.93                  1.33                  0.98                 0.76                  0.61
        Principal Window        Mar05 - Jul27         Mar05 - May08         Mar05 - May07        Mar05 - Nov06         Mar05 - Jul06

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A2
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $64,724,000.00       Delay                 0
Coupon                      2.81                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

Price                     0 Pricing Speed        75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.8265                2.8265                2.8265               2.8265                2.8265
             Disc Margin                   22                    22                    22                   22                    22

                     WAL                24.48                  4.31                  3.00                 2.19                  1.74
                Mod Durn                17.64                  4.06                  2.87                 2.12                  1.69
        Principal Window        Jul27 - Jul31         May08 - Oct10         May07 - Apr09        Nov06 - Nov07         Jul06 - Apr07

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A3
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $67,608,000.00       Delay                 0
Coupon                      2.94                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               2.9607                3.0050                3.0079               3.0104                3.0147
             Disc Margin                   35                    40                    40                   40                    41

                     WAL                28.09                  9.10                  6.68                 5.01                  3.62
                Mod Durn                19.04                  7.88                  6.00                 4.61                  3.40
        Principal Window        Jul31 - Oct34         Oct10 - Oct23         Apr09 - Feb19        Nov07 - Jan16         Apr07 - Oct13

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M1
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $19,422,000.00       Delay                 0
Coupon                      3.06                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.0802                3.0946                3.0945               3.0930                3.0956
             Disc Margin                   47                    48                    48                   48                    49

                     WAL                25.62                  6.06                  4.72                 4.14                  4.06
                Mod Durn                17.64                  5.43                  4.35                 3.87                  3.81
        Principal Window        Nov25 - Jun34         Mar08 - Jul18         Apr08 - Jan15        Jun08 - Oct12         Aug08 - Mar11

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M2
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $9,906,000.00        Delay                 0
Coupon                      3.31                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.3335                3.3447                3.3446               3.3434                3.3422
             Disc Margin                   72                    73                    73                   73                    73

                     WAL                25.57                  5.82                  4.48                 3.84                  3.57
                Mod Durn                17.11                  5.20                  4.12                 3.58                  3.35
        Principal Window        Nov25 - Feb34         Mar08 - Mar16         Mar08 - Mar13        Apr08 - May11         May08 - Feb10

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B1
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $4,273,000.00        Delay                 0
Coupon                      3.84                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.8708                3.8708                3.8708               3.8708                3.8708
             Disc Margin                  125                   125                   125                  125                   125

                     WAL                25.39                  5.39                  4.13                 3.54                  3.26
                Mod Durn                16.04                  4.79                  3.78                 3.29                  3.05
        Principal Window        Nov25 - May33         Mar08 - Sep13         Mar08 - May11        Mar08 - Dec09         Apr08 - Dec08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B2
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $1,360,000.00        Delay                 0
Coupon                      3.89                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               3.9216                3.9216                3.9216               3.9216                3.9216
             Disc Margin                  130                   130                   130                  130                   130

                     WAL                25.03                  4.89                  3.77                 3.22                  3.12
                Mod Durn                15.83                  4.40                  3.48                 3.01                  2.92
        Principal Window        Nov25 - Apr32         Mar08 - Sep11         Mar08 - Nov09        Mar08 - Oct08         Mar08 - Apr08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B3
Assumption: Price to maturity, constant libor curve, Par price

Balance                     $1,941,000.00        Delay                 0
Coupon                      4.74                 Dated                 2/25/2005
Settle                      2/25/2005            First Payment         3/25/2005

                          0 Pricing Speed      75 Pricing Speed      100 Pricing Speed     125 Pricing Speed    150 Pricing Speed
                   Yield               4.7869                4.7869                4.7869               4.7869                4.7869
             Disc Margin                  215                   215                   215                  215                   215

                     WAL                24.04                  4.11                  3.28                 3.08                  3.08
                Mod Durn                14.14                  3.69                  3.00                 2.84                  2.84
        Principal Window        Nov25 - May31         Mar08 - Aug10         Mar08 - Feb09        Mar08 - Mar08         Mar08 - Mar08

               LIBOR_1MO                 2.59                  2.59                  2.59                 2.59                  2.59
               LIBOR_6MO                 2.96                  2.96                  2.96                 2.96                  2.96
                  Prepay       0 PricingSpeed       75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

                Fwd:          (as of Jan 31, 2005)
                ------------------------------------
Period          1 Mth         6 Mth
                ------------------------------------
              1       2.66416               3.05172
              2       2.85323               3.16468
              3       3.04545               3.26874
              4       3.13177               3.34324
              5       3.20365               3.41598
              6       3.28422               3.49617
              7       3.35949               3.56054
              8       3.43865               3.62016
              9       3.50787               3.68081
             10       3.56377               3.73386
             11       3.66242               3.78415
             12       3.67098               3.82239
             13       3.72329               3.86305
             14       3.78245               3.89914
             15       3.82986               3.92755
             16       3.85805               3.95338
             17       3.88343               3.97949
             18       3.90937               4.00244
             19       3.93507               4.02687
             20       3.95658               4.04744
             21       3.97982               4.06573
             22       4.00535               4.08149
             23       4.03213               4.09572
             24       4.05277               4.10506
             25       4.05994               4.11399
             26       4.06444               4.12471
             27       4.07159               4.13578
             28       4.08168               4.14952
             29       4.09127               4.16495
             30       4.10400               4.18156
             31       4.11879               4.20150
             32       4.13385               4.22024
             33       4.15149               4.23942
             34       4.17092               4.25966
             35       4.19146               4.28046
             36       4.21468               4.30025
             37       4.23410               4.32196
             38       4.25273               4.33963
             39       4.27165               4.35817
             40       4.29092               4.37761
             41       4.30939               4.39509
             42       4.32974               4.41336
             43       4.34659               4.43167
             44       4.36405               4.44867
             45       4.38239               4.46797
             46       4.39882               4.48890
             47       4.41601               4.50690
             48       4.43433               4.52622
             49       4.45445               4.54635
             50       4.47539               4.56405
             51       4.49647               4.58061
             52       4.51338               4.59639
             53       4.53021               4.61052
             54       4.54693               4.62483
             55       4.56125               4.63608
             56       4.57445               4.64691
             57       4.58694               4.65939
             58       4.59763               4.67204
             59       4.60854               4.68468
             60       4.61776               4.69761
             61       4.63101               4.71177
             62       4.64575               4.72558
             63       4.65980               4.73917
             64       4.67285               4.75073
             65       4.68550               4.76242
             66       4.69818               4.77461
             67       4.71027               4.78531
             68       4.72235               4.79498
             69       4.73233               4.80756
             70       4.74273               4.81715
             71       4.75346               4.82880
             72       4.76312               4.84092
             73       4.77370               4.85194
             74       4.78755               4.86413
             75       4.79692               4.87533
             76       4.80908               4.88683
             77       4.82105               4.89762
             78       4.83121               4.90859
             79       4.84264               4.91992
             80       4.85361               4.93002
             81       4.86393               4.94125
             82       4.87424               4.95221
             83       4.88489               4.96484
             84       4.89561               4.97475
             85       4.90632               4.98624
             86       4.91823               4.99834
             87       4.92909               5.00834
             88       4.94144               5.01931
             89       4.95048               5.02951
             90       4.96167               5.03986
             91       4.97264               5.05106
             92       4.98166               5.05966
             93       4.99202               5.06950
             94       5.00178               5.07963
             95       5.01080               5.09094
             96       5.02186               5.10093
             97       5.03140               5.11141
             98       5.04210               5.12240
             99       5.05279               5.13230
            100       5.06395               5.14313
            101       5.07275               5.15057
            102       5.08276               5.15976
            103       5.09196               5.16869
            104       5.10023               5.17564
            105       5.10979               5.18392
            106       5.11578               5.19161
            107       5.12401               5.20116
            108       5.13223               5.20966
            109       5.13990               5.21960
            110       5.14939               5.22814
            111       5.15820               5.23649
            112       5.16727               5.24559
            113       5.17534               5.25267
            114       5.18490               5.26074
            115       5.19145               5.26787
            116       5.19922               5.27463
            117       5.20748               5.28281
            118       5.21348               5.29165
            119       5.22099               5.29877
            120       5.22830               5.30652
            121       5.23558               5.31529
            122       5.24495               5.32347
            123       5.25426               5.33053
            124       5.26014               5.33718
            125       5.26799               5.34433
            126       5.27598               5.35206
            127       5.28206               5.35692
            128       5.28835               5.36216
            129       5.29478               5.36927
            130       5.30008               5.37362
            131       5.30676               5.37986
            132       5.31044               5.38591
            133       5.31575               5.39193
            134       5.32325               5.39920
            135       5.32736               5.40554
            136       5.33464               5.41307
            137       5.34179               5.41995
            138       5.34738               5.42733
            139       5.35508               5.43589
            140       5.36245               5.44273
            141       5.36954               5.45214
            142       5.37713               5.46033
            143       5.38549               5.46964
            144       5.39432               5.47849
            145       5.40277               5.48636
            146       5.41356               5.49584
            147       5.42087               5.50077
            148       5.42929               5.50782
            149       5.43633               5.51339
            150       5.44203               5.51621
            151       5.44872               5.52026
            152       5.45115               5.52206
            153       5.45640               5.52749
            154       5.45940               5.53131
            155       5.45975               5.53700
            156       5.46385               5.54179
            157       5.46949               5.54705
            158       5.47709               5.55288
            159       5.48232               5.55532
            160       5.48838               5.55806
            161       5.48999               5.55863
            162       5.49390               5.55978
            163       5.49617               5.56022
            164       5.49574               5.55826
            165       5.49644               5.55825
            166       5.49534               5.55808
            167       5.49287               5.55914
            168       5.49252               5.55965
            169       5.49304               5.56000
            170       5.49564               5.56164
            171       5.49760               5.56170
            172       5.49928               5.56175
            173       5.49807               5.55817
            174       5.49819               5.55630
            175       5.49666               5.55320
            176       5.49395               5.54848
            177       5.49202               5.54533
            178       5.48607               5.54162
            179       5.48284               5.53871
            180       5.47848               5.53550
            181       5.47441               5.53300
            182       5.47347               5.53158
            183       5.47190               5.52876
            184       5.46752               5.52538
            185       5.46613               5.52389
            186       5.46456               5.52259
            187       5.46132               5.51884
            188       5.45895               5.51560
            189       5.45694               5.51348
            190       5.45407               5.51086
            191       5.45275               5.50831
            192       5.44856               5.50436
            193       5.44579               5.50259
            194       5.44456               5.50126
            195       5.44195               5.49890
            196       5.43894               5.49539
            197       5.43637               5.49270
            198       5.43413               5.49072
            199       5.43142               5.48751
            200       5.42905               5.48355
            201       5.42511               5.48094
            202       5.42287               5.47785
            203       5.42088               5.47538
            204       5.41723               5.47232
            205       5.41375               5.46907
            206       5.41295               5.46744
            207       5.40806               5.46349
            208       5.40649               5.46145
            209       5.40390               5.45801
            210       5.39975               5.45444
            211       5.39766               5.45223
            212       5.39463               5.44800
            213       5.39123               5.44517
            214       5.38825               5.44171
            215       5.38561               5.43894
            216       5.38248               5.43569
            217       5.37829               5.43205
            218       5.37682               5.43083
            219       5.37248               5.42599
            220       5.37016               5.42390
            221       5.36692               5.42122
            222       5.36331               5.41642
            223       5.36116               5.41344
            224       5.35590               5.40907
            225       5.35426               5.40628
            226       5.35113               5.40197
            227       5.34547               5.39787
            228       5.34386               5.39546
            229       5.34042               5.39189
            230       5.33628               5.38828
            231       5.33336               5.38523
            232       5.33064               5.38271
            233       5.32598               5.37756
            234       5.32332               5.37478
            235       5.31974               5.37131
            236       5.31580               5.36622
            237       5.31328               5.36193
            238       5.30773               5.35596
            239       5.30540               5.35236
            240       5.30159               5.34680
            241       5.29474               5.34151
            242       5.29038               5.33701
            243       5.28517               5.33196
            244       5.28037               5.32764
            245       5.27491               5.32202
            246       5.27093               5.31762
            247       5.26446               5.31192
            248       5.26026               5.30726
            249       5.25631               5.30319
            250       5.25064               5.29863
            251       5.24706               5.29460
            252       5.24268               5.29009
            253       5.23748               5.28633
            254       5.23466               5.28340
            255       5.23093               5.27922
            256       5.22592               5.27504
            257       5.22266               5.27197
            258       5.21970               5.26956
            259       5.21535               5.26507
            260       5.21197               5.26123
            261       5.20902               5.25850
            262       5.20543               5.25544
            263       5.20336               5.25259
            264       5.19882               5.24858
            265       5.19575               5.24672
            266       5.19419               5.24538
            267       5.19147               5.24324
            268       5.18854               5.24018
            269       5.18613               5.23800
            270       5.18416               5.23661
            271       5.18189               5.23423
            272       5.18008               5.23162
            273       5.17695               5.22976
            274       5.17549               5.22818
            275       5.17441               5.22701
            276       5.17197               5.22514
            277       5.17008               5.22384
            278       5.16973               5.22412
            279       5.16726               5.22153
            280       5.16678               5.22131
            281       5.16563               5.22078
            282       5.16424               5.21928
            283       5.16441               5.21900
            284       5.16176               5.21658
            285       5.16220               5.21729
            286       5.16196               5.21660
            287       5.16038               5.21676
            288       5.16077               5.21630
            289       5.15941               5.21631
            290       5.16038               5.21795
            291       5.15997               5.21743
            292       5.16115               5.21816
            293       5.15948               5.21790
            294       5.16087               5.21920
            295       5.16166               5.22050
            296       5.16106               5.21894
            297       5.16241               5.21825
            298       5.16315               5.21651
            299       5.16362               5.21473
            300       5.16470               5.21170
            301       5.15964               5.20752
            302       5.15680               5.20554
            303       5.15396               5.20292
            304       5.15144               5.20097
            305       5.14725               5.19666
            306       5.14506               5.19471
            307       5.14215               5.19237
            308       5.13905               5.18883
            309       5.13744               5.18649
            310       5.13310               5.18303
            311       5.13189               5.18206
            312       5.12990               5.17966
            313       5.12632               5.17800
            314       5.12510               5.17669
            315       5.12320               5.17504
            316       5.12175               5.17420
            317       5.11968               5.17204
            318       5.11914               5.17109
            319       5.11619               5.16909
            320       5.11525               5.16805
            321       5.11472               5.16746
            322       5.11252               5.16621
            323       5.11225               5.16588
            324       5.11135               5.16490
            325       5.10987               5.16439
            326       5.10995               5.16476
            327       5.10940               5.16487
            328       5.10861               5.16400
            329       5.10831               5.16398
            330       5.10847               5.16482
            331       5.10840               5.16467
            332       5.10880               5.16389
            333       5.10787               5.16475
            334       5.10850               5.16491
            335       5.10962               5.16597
            336       5.10941               5.16682
            337       5.10928               5.16735
            338       5.11182               5.16947
            339       5.11086               5.16996
            340       5.11288               5.17192
            341       5.11436               5.17295
            342       5.11447               5.17415
            343       5.11649               5.17650
            344       5.11794               5.17708
            345       5.11912               5.17939
            346       5.12076               5.18094
            347       5.12290               5.18342
            348       5.12482               5.18569
            349       5.12567               5.18766
            350       5.12922               5.19199
            351       5.13036               5.19304
            352       5.13340               5.19645
            353       5.13591               5.19973
            354       5.13813               5.20188
            355       5.14202               5.20525
            356       5.14300               5.20628
            357       5.14694               5.21002
            358       5.15046               5.21219
            359       5.15253               5.21501
            360       5.15616               5.21656
            361       5.15697               5.21844
                ------------------------------------

GSAA 2005-03 Term Sheet - Price/Yield - A1
Assumption: Price to Call, forward libor curve, Par price

Balance                 $216,886,000.00   Delay              0
Coupon                  2.7               Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005

                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            4.8361             3.6606              3.5275              3.4196              3.3301
            Disc Margin                11                 11                  11                  11                  11

                    WAL             14.93               1.37                1.00                0.78                0.62
               Mod Durn             10.34               1.32                0.97                0.76                0.61
       Principal Window     Mar05 - Oct28      Mar05 - May08       Mar05 - May07       Mar05 - Nov06       Mar05 - Jul06

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A2
Assumption: Price to Call, forward libor curve, Par price

Balance                 $64,724,000.00    Delay              0
Coupon                  2.81              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.1082             4.2030              4.0267              3.8827              3.7813
            Disc Margin                22                 22                  22                  22                  22

                    WAL             25.40               4.34                3.01                2.19                1.74
               Mod Durn             14.59               3.96                2.82                2.09                1.68
       Principal Window     Oct28 - Feb32      May08 - Nov10       May07 - Apr09       Nov06 - Nov07       Jul06 - Apr07

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A3
Assumption: Price to Call, forward libor curve, Par price

Balance                 $67,608,000.00    Delay              0
Coupon                  2.94              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.2496             4.6614              4.4737              4.3206              4.1581
            Disc Margin                35                 35                  35                  35                  35

                    WAL             28.11               7.72                5.62                4.20                2.99
               Mod Durn             15.07               6.50                4.96                3.82                2.80
       Principal Window     Feb32 - Aug33      Nov10 - Sep13       Apr09 - May11       Nov07 - Dec09       Apr07 - Dec08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M1
Assumption: Price to Call, forward libor curve, Par price

Balance                 $19,422,000.00    Delay              0
Coupon                  3.06              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.3585             4.6303              4.4750              4.3959              4.3736
            Disc Margin                47                 47                  47                  47                  47

                    WAL             26.23               5.64                4.38                3.88                3.76
               Mod Durn             14.41               4.90                3.95                3.56                3.46
       Principal Window     May27 - Aug33      Mar08 - Sep13       Apr08 - May11       Jun08 - Dec09       Aug08 - Dec08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M2
Assumption: Price to Call, forward libor curve, Par price

Balance                 $9,906,000.00     Delay              0
Coupon                  3.31              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.6052             4.8824              4.7239              4.6313              4.5887
            Disc Margin                72                 72                  72                  72                  72

                    WAL             26.23               5.63                4.33                3.72                3.47
               Mod Durn             14.05               4.86                3.88                3.40                3.19
       Principal Window     May27 - Aug33      Mar08 - Sep13       Mar08 - May11       Apr08 - Dec09       May08 - Dec08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B1
Assumption: Price to Call, forward libor curve, Par price

Balance                 $4,273,000.00     Delay              0
Coupon                  3.84              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            6.1287             5.3918              5.2359              5.1432              5.0980
            Disc Margin               125                125                 125                 125                 125

                    WAL             26.15               5.43                4.15                3.54                3.26
               Mod Durn             13.31               4.64                3.69                3.21                2.98
       Principal Window     May27 - Aug33      Mar08 - Sep13       Mar08 - May11       Mar08 - Dec09       Apr08 - Dec08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B2
Assumption: Price to Call, forward libor curve, Par price

Balance                 $1,360,000.00     Delay              0
Coupon                  3.89              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            6.1769             5.3757              5.2272              5.1435              5.1281
            Disc Margin               130                130                 130                 130                 130

                    WAL             25.85               4.92                3.78                3.22                3.12
               Mod Durn             13.19               4.28                3.40                2.95                2.86
       Principal Window     May27 - Sep32      Mar08 - Sep11       Mar08 - Dec09       Mar08 - Oct08       Mar08 - Apr08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B3
Assumption: Price to Call, forward libor curve, Par price

Balance                 $1,941,000.00     Delay              0
Coupon                  4.74              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005

Price                   0 Pricing Speed    75 Pricing Speed    100 Pricing Speed  125 Pricing Speed   150 Pricing Speed
              100.0000             7.0153              6.1395             6.0197              5.9893             5.9893        Yield
              100.0000                215                 215                215                 215                215  Disc Margin

                   WAL              25.03                4.13               3.28                3.08               3.08
              Mod Durn              12.03                3.61               2.94                2.78               2.78
      Principal Window      May27 - Dec31       Mar08 - Sep10      Mar08 - Mar09       Mar08 - Mar08      Mar08 - Mar08

             LIBOR_1MO      2.66416 . . .       2.66416 . . .      2.66416 . . .       2.66416 . . .      2.66416 . . .
             LIBOR_6MO      3.05172 . . .       3.05172 . . .      3.05172 . . .       3.05172 . . .      3.05172 . . .
                Prepay     0 PricingSpeed     75 PricingSpeed   100 PricingSpeed    125 PricingSpeed   150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A1
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $216,886,000.00   Delay              0
Coupon                  2.7               Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            4.8361             3.6606              3.5275              3.4196              3.3301
            Disc Margin                11                 11                  11                  11                  11

                    WAL             14.93               1.37                1.00                0.78                0.62
               Mod Durn             10.34               1.32                0.97                0.76                0.61
       Principal Window     Mar05 - Oct28      Mar05 - May08       Mar05 - May07       Mar05 - Nov06       Mar05 - Jul06

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A2
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $64,724,000.00    Delay              0
Coupon                  2.81              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


Price                     0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.1082             4.2030              4.0267              3.8827              3.7813
            Disc Margin                22                 22                  22                  22                  22

                    WAL             25.40               4.34                3.01                2.19                1.74
               Mod Durn             14.59               3.96                2.82                2.09                1.68
       Principal Window     Oct28 - Feb32      May08 - Nov10       May07 - Apr09       Nov06 - Nov07       Jul06 - Apr07

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - A3
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $67,608,000.00    Delay              0
Coupon                  2.94              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.2522             4.8270              4.6488              4.4971              4.3476
            Disc Margin                35                 39                  40                  40                  40

                    WAL             28.39               9.22                6.73                5.04                3.63
               Mod Durn             15.14               7.40                5.74                4.46                3.32
       Principal Window     Feb32 - Oct34      Nov10 - Mar24       Apr09 - Apr19       Nov07 - Feb16       Apr07 - Oct13

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M1
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $19,422,000.00    Delay              0
Coupon                  3.06              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.3594             4.7096              4.5504              4.4562              4.4333
            Disc Margin                47                 48                  48                  48                  49

                    WAL             26.34               6.12                4.74                4.15                4.06
               Mod Durn             14.44               5.21                4.21                3.77                3.71
       Principal Window     May27 - Jul34      Mar08 - Oct18       Apr08 - Feb15       Jun08 - Oct12       Aug08 - Mar11

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - M2
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $9,906,000.00     Delay              0
Coupon                  3.31              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            5.6059             4.9257              4.7655              4.6650              4.6150
            Disc Margin                72                 73                  73                  73                  73

                    WAL             26.30               5.87                4.50                3.85                3.57
               Mod Durn             14.07               5.01                4.01                3.50                3.28
       Principal Window     May27 - Apr34      Mar08 - Apr16       Mar08 - Apr13       Apr08 - May11       May08 - Feb10

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B1
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $4,273,000.00     Delay              0
Coupon                  3.84              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            6.1287             5.3920              5.2361              5.1432              5.0980
            Disc Margin               125                125                 125                 125                 125

                    WAL             26.15               5.43                4.15                3.54                3.26
               Mod Durn             13.31               4.64                3.69                3.21                2.98
       Principal Window     May27 - Sep33      Mar08 - Oct13       Mar08 - Jun11       Mar08 - Dec09       Apr08 - Dec08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B2
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $1,360,000.00     Delay              0
Coupon                  3.89              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            6.1769             5.3757              5.2272              5.1435              5.1281
            Disc Margin               130                130                 130                 130                 130

                    WAL             25.85               4.92                3.78                3.22                3.12
               Mod Durn             13.19               4.28                3.40                2.95                2.86
       Principal Window     May27 - Sep32      Mar08 - Sep11       Mar08 - Dec09       Mar08 - Oct08       Mar08 - Apr08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-03 Term Sheet - Price/Yield - B3
Assumption: Price to maturity, forward libor curve, Par price

Balance                 $1,941,000.00     Delay              0
Coupon                  4.74              Dated              2/25/2005
Settle                  2/25/2005         First Payment      3/25/2005


                          0 Pricing Speed   75 Pricing Speed   100 Pricing Speed   125 Pricing Speed   150 Pricing Speed
                  Yield            7.0153             6.1395              6.0197              5.9893              5.9893
            Disc Margin               215                215                 215                 215                 215

                    WAL             25.03               4.13                3.28                3.08                3.08
               Mod Durn             12.03               3.61                2.94                2.78                2.78
       Principal Window     May27 - Dec31      Mar08 - Sep10       Mar08 - Mar09       Mar08 - Mar08       Mar08 - Mar08

              LIBOR_1MO     2.66416 . . .      2.66416 . . .       2.66416 . . .       2.66416 . . .       2.66416 . . .
              LIBOR_6MO     3.05172 . . .      3.05172 . . .       3.05172 . . .       3.05172 . . .       3.05172 . . .
                 Prepay    0 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Deal
---------------------------------
 Date                                                   2/1/2005
 Deal Size                       (pound)          390,843,325.50 (Dollars)
Other DEAL INFO
---------------
Lead                             Goldman, Sachs & Co.
Originator[s]                    Wells Fargo
Servicer[s]                      Wells Fargo
Raters                           Moody, S&P
POOL SUMMARY DATA
-----------------
Agency Conforming                                         73.17%
Non Conforming                                            26.83%
Prefunding (if any)
No of Loans                                                 1712
Average Loan Size                                     228,296.34
WAC                                                        6.183
WA LTV                                                    85.849
% First Lien                                             100.00%
% Owner Occ                                               76.98%
% Purchase                                                68.74%
% Cash out                                                27.01%
% Full Doc                                                    0%
                                 --------------------------------
% No Ratio                                                17.56%
                                 --------------------------------
% Stated Income                                           57.04%
                                 --------------------------------
% No docs                                                 25.40%
                                 --------------------------------
WA FICO                                                  690.034
FICO Range                       614 - 814
Mortgage Indices
Floating Rate Mortgages
Fixed Rate
                                 --------------------------------
2/28 Float                                                 61.87
                                 --------------------------------
3/27 Float                                                 38.13
                                 --------------------------------
5/25 Float
IO Mortgages                                                  0%
LOAN SIZE
---------
Loans < 100k                                               4.12%
Loans < 75k                                                1.51%
Loans > 350k                                              32.36%
Loans > 500k                                               9.04%
Loans > 750k                                               1.36%
Income Strats
-------------
Average DTI                                               37.31%
                                 --------------------------------
DTI 40-45%                                                 12.34
                                 --------------------------------
DTI 45-50%                                                 10.98
                                 --------------------------------
DTI 50-55%                                                  1.41
                                 --------------------------------
DTI > 55%                                                   0.68
                                 --------------------------------
GEOGRAPHIC
----------
California                                                25.28%
                                 --------------------------------
North California                                           13.09
                                 --------------------------------
South California                                           12.19
                                 --------------------------------
Florida                                                     3.74
                                 --------------------------------
Illinois                                                    3.12
                                 --------------------------------
Michigan                                                    1.03
                                 --------------------------------
Texas                                                       1.49
                                 --------------------------------
Colorado                                                     4.2
                                 --------------------------------
New York                                                    4.92
                                 --------------------------------
New Jersey                                                  4.44
                                 --------------------------------
Virginia                                                    5.06
                                 --------------------------------
Washington                                                  2.96
                                 --------------------------------
Mass                                                        6.85
                                 --------------------------------
Property Type
-------------
                                 --------------------------------
Single Prop                                                79.72
                                 --------------------------------
PUD
                                 --------------------------------
2-4 Family                                                  9.78
                                 --------------------------------
Condo                                                       10.5
                                 --------------------------------
MH
FICO
----
Fico < 600                                                    0%
Fico < 580                                                    0%
Fico < 560                                                    0%
Below 520                                                     0%
521 - 540
541 - 560
561 - 580
581 - 600
-----------------------------------------------------------------
600.000 - 619.999                                           0.01
-----------------------------------------------------------------
620.000 - 639.999                                          12.95
-----------------------------------------------------------------
640.000 - 659.999                                          17.66
-----------------------------------------------------------------
660.000 - 679.999                                          15.33
-----------------------------------------------------------------
680.000 - 699.999                                          14.19
-----------------------------------------------------------------
700.000 - 719.999                                          14.07
-----------------------------------------------------------------
720.000 - 739.999                                           9.73
-----------------------------------------------------------------
740.000 >=                                                 16.05
-----------------------------------------------------------------
LTV
---
                                 --------------------------------
<=50                                                        1.73
                                 --------------------------------
50.01-55                                                    0.65
                                 --------------------------------
55.01-60                                                    1.19
                                 --------------------------------
60.01-65                                                    1.55
                                 --------------------------------
65.01-70                                                     3.3
                                 --------------------------------
70.01-75                                                    3.06
                                 --------------------------------
75.01-80                                                   19.88
                                 --------------------------------
80.01-85                                                    3.74
                                 --------------------------------
85.01-90                                                   36.82
                                 --------------------------------
90.01-95                                                   28.07
                                 --------------------------------
95.01-100
> 100%                                                        0%
> 80%                                                     68.64%
> 90%                                                     28.07%

Average Seasoning                                          3.374
% > 3 months                                              38.82%
mortgage insurance if any                                 68.64%
MI providers                     GE, RADIAN, TRIAD, PMI
excess spread - ave 1st yr
DELINQUENCIES
-------------
30-59 day past                                                0%

Deal Name:                                          GSAA 2005-3

                                                 Total          $ 390,843,325.50
Detailed collateral info

                                                                                  % of
                                                                                  group
                                      # of Loans     Balance      Avg. Balance   balance     WAC    WARM   FICO   OLTV
                                      ----------------------------------------------------------------------------------
Aggregate                                  1,712   $390,843,326       $228,296    100.00%   6.183    357    690   85.85%
$50,000 & Below                               51     $1,914,276        $37,535      0.49%    6.98    357    700   83.06%
$50,001 - $75,000                             63      4,004,310         63,560      1.02%   6.648    357    690   82.42
$75,001 - $100,000                           116     10,201,342         87,943      2.61%   6.514    357    691   84.21
$100,001 & Above                           1,482    374,723,398        252,850     95.88%   6.165    357    690   85.94
------------------------------------------------------------------------------------------------------------------------

FICO
------------------------------------------------------------------------------------------------------------------------
600 - 624                                     51    $12,373,877       $242,625      3.17%     6.1    356    622   84.25%
625 - 649                                    307     72,767,819        237,029     18.62%   6.266    357    638   86.14
650 - 674                                    346     79,946,014        231,058     20.45%   6.228    357    661   86.09
675 - 699                                    302     69,971,280        231,693     17.90%    6.22    357    686   86.55
700 & Above                                  706    155,784,336        220,658     39.86%   6.111    357    736    85.4
------------------------------------------------------------------------------------------------------------------------
Total:                                     1,712   $390,843,326       $228,296    100.00%   6.183    357    690   85.85%
------------------------------------------------------------------------------------------------------------------------

LTV
------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 59     14,635,891        248,066      3.74%   6.162    357    691   84.03
85.01 - 90.00                                614    143,926,981        234,409     36.82%   6.405    357    688   89.65
90.01 - 95.00                                511    109,718,269        214,713     28.07%   6.431    357    684   94.87
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                                 421   $105,564,877       $250,748     27.01%   6.112    357    668   81.78%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                   148    $38,231,597       $258,322      9.78%   6.444    357    698   85.75%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NON OWNER                                    403    $72,517,823       $179,945     18.55%   6.674    357    706   84.67%
OWNER OCCUPIED                             1,224    300,876,859        245,814     76.98%   6.079    357    686    86.3
SECOND HOME                                   85     17,448,644        205,278      4.46%   5.928    357    696   82.98
------------------------------------------------------------------------------------------------------------------------
Total:                                     1,712   $390,843,326       $228,296    100.00%   6.183    357    690   85.85%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NO DOC                                       479    $99,275,171       $207,255     25.40%   6.203    357    700   84.60%
NO RATIO                                     328     68,623,866        209,219     17.56%   6.416    357    681   88.76
STATED WITH NON-VERIFIED ASSETS DOC          698    171,309,426        245,429     43.83%   6.154    357    685   85.74
STATED WITH VERIFIED ASSETS DOC              207     51,634,863        249,444     13.21%   5.931    357    700   84.76
------------------------------------------------------------------------------------------------------------------------
Total:                                     1,712   $390,843,326       $228,296    100.00%   6.183    357    690   85.85%
------------------------------------------------------------------------------------------------------------------------


IO Loans
------------------------------------------------------------------------------------------------------------------------
N                                          1,712   $390,843,326       $228,296    100.00%   6.183    357    690   85.85%
------------------------------------------------------------------------------------------------------------------------


                                                                         % of
                                      Effective            % of Full    Primary    % Single    % of IO       %
                                         LTV        DTI       Doc        Owner      Family      loans     Cashout
------------------------------------------------------------------------------------------------------------------
Aggregate                                 67.26%   37.31        0.00%     76.98%      79.72%      0.00%     27.01%
$50,000 & Below                           63.86%   36.32        0.00%     24.86%      89.80%      0.00%     20.78%
$50,001 - $75,000                         64.37    33.59           0      44.88       84.45          0      18.77
$75,001 - $100,000                        65.42    32.28           0      53.24       82.63          0      20.83
$100,001 & Above                          67.36    37.45           0      78.24       79.54          0       27.3
------------------------------------------------------------------------------------------------------------------

FICO
------------------------------------------------------------------------------------------------------------------
600 - 624                                 64.47%   40.32        0.00%     87.11%      89.72%      0.00%     48.33%
625 - 649                                 65.33    37.66           0      87.94       82.85          0      43.61
650 - 674                                  67.3    36.97           0      78.65        81.2          0      37.59
675 - 699                                  66.8    37.43           0      77.41       76.67          0      25.95
700 & Above                               68.58    36.99           0      70.01       78.08          0       12.6
------------------------------------------------------------------------------------------------------------------
Total:                                    67.26%   37.31        0.00%     76.98%      79.72%      0.00%     27.01%
------------------------------------------------------------------------------------------------------------------

LTV
------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                             65.54    36.73           0      76.46       74.57          0      53.38
85.01 - 90.00                             62.76    36.37           0      59.79       76.45          0      26.56
90.01 - 95.00                             66.41     38.7           0      99.44       82.49          0      17.91
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                              65.42%   38.58        0.00%     92.80%      86.72%      0.00%    100.00%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                65.37%   35.81        0.00%     52.45%       0.00%      0.00%     22.07%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NON OWNER                                 65.55%   32.26        0.00%      0.00%      58.13%      0.00%      7.74%
OWNER OCCUPIED                            67.61    38.83           0        100       85.54          0      32.56
SECOND HOME                               68.36    35.86           0          0       69.08          0      11.36
------------------------------------------------------------------------------------------------------------------
Total:                                    67.26%   37.31        0.00%     76.98%      79.72%      0.00%     27.01%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NO DOC                                    66.84%       0        0.00%     93.54%      87.69%      0.00%     29.47%
NO RATIO                                  65.82     41.3           0      62.81       76.32          0      29.71
STATED WITH NON-VERIFIED ASSETS DOC       67.69    37.66           0      77.01       77.81          0      25.87
STATED WITH VERIFIED ASSETS DOC           68.56    36.09           0      63.89       75.26          0      22.48
------------------------------------------------------------------------------------------------------------------
Total:                                    67.26%   37.31        0.00%     76.98%      79.72%      0.00%     27.01%
------------------------------------------------------------------------------------------------------------------

IO Loans
------------------------------------------------------------------------------------------------------------------
N                                         67.26%   37.31        0.00%     76.98%      79.72%      0.00%     27.01%
------------------------------------------------------------------------------------------------------------------

Goldman Sachs                      GSAA_05_03

================================================================================


====================================================================================================================================
Mortgage Insurance   Number Of Loans   Principal Balance   Pct. Of Pool By Principal Balance    Weighted Avg. Gross Coupon
====================================================================================================================================
NO MI                            528        $122,562,184                               31.36%                        5.702
WITH MI                        1,184         268,281,141                               68.64                         6.402
====================================================================================================================================
Total:                         1,712        $390,843,326                              100.00%                        6.183
====================================================================================================================================


====================================================================================================================================
Mortgage Insurance   Weighted Avg. Current FICO   Avg. Principal Balance   Weighted Avg. Original LTV    Weighted Avg. Combined LTV
====================================================================================================================================
NO MI                                       698                 $232,125                        73.53%                        79.39%
WITH MI                                     687                  226,589                        91.48                         91.48
====================================================================================================================================
Total:                                      690                 $228,296                        85.85%                        87.69%
====================================================================================================================================


====================================================================
Mortgage Insurance   Pct. Full Alternate Doc    Pct. Owner Occupied
====================================================================
NO MI                                   0.00%                 77.12%
WITH MI                                 0.00                  76.92
====================================================================
Total:                                  0.00%                 76.98%
====================================================================





--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 1, 2005 13:56                     Page 1 of 1

Subject: GSAA 2005-3 -- TERMSHEET AND PRELIM PRICE GUIDANCE (EXTERNAL)


GSAA 2005-3 -- TERMSHEET AND PRELIM PRICE GUIDANCE
$386.120mm
GS lead manager/books

Class  S&P/Moodys     Size(mm) Clt.Grp   Cr.Spt   AvL     Prin.Wndw   Guidance
 A-1  [AAA]/[Aaa]     216.886    ALL      10.10   1.00   03/05-05/07  1mL+11a
 A-2  [AAA]/[Aaa]      64.724    ALL      10.10   3.00   05/07-04/09  1mL+22a
 A-3  [AAA]/[Aaa]      67.608    ALL      10.10   5.60   04/09-05/11  1mL+35a
 M-1   [AA]/[Aa2]      19.422    ALL       5.10   4.38   04/08-05/11  1mL+45-47a
 M-2   [A+]/[A2]        9.906    ALL       2.55   4.32   03/08-05/11  1mL+72a
 B-1    [A]/[Baa1]      4.273    ALL       1.45   4.13   03/08-05/11  1mL+125a
 B-2   [A-]/[Baa2]      1.360    ALL       1.10   3.77   03/08-11/09  1mL+130a
 B-3  [BBB+]/[Baa3]     1.941    ALL       0.60   3.28   03/08-02/09  1mL+215a

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0503 Password: BA37
Launch/Price - week of 2/1
Settle - 2/25

Termsheet - Attached

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-03 (Libor Curve)
Breakeven Tables for M2, B1, B3
(Using Statistical Data rolled 6 CPR)

o      The Pricing Prepayment Assumptions (100% PPC)
o      1-month Forward LIBOR curves (as of close on January 31, 2005) are used
o      Specified  loss severity, 100% advancing of principal and interest
o      There is a 12 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o      Certificates are prices at par
o      Based on preliminary spreads and balances

                  ------------------------------------------------------------------------------------------------------------------
                                                         First Dollar of Loss           Libor Flat                0% Return
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 5.22                     5.51                      6.47
                                    Yield (%)                             5.3994                   4.5233                    0.0482
                  (45 % Severity)   WAL (years)                            11.01                    10.96                       9.1
                                    Modified Duration                       8.35                     8.45                      9.20
                                    Principal Window               Oct13 - Oct34            Jan14 - Oct34             Feb15 - Oct34
                                    Principal Writedown         6,427.18 (0.06%)    1,132,177.69 (11.43%)     4,876,797.65 (49.23%)
                                    Total Collat Loss      22,399,495.99 (5.77%)    23,505,892.00 (6.05%)     27,078,158.70 (6.97%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 4.12                     4.36                      4.78
                                    Yield (%)                             6.1678                   4.6504                    0.1084
                  (45 % Severity)   WAL (years)                            13.28                    12.79                     10.04
                                    Modified Duration                       9.17                     9.32                     10.14
                                    Principal Window               Jan16 - Oct34            Jul16 - Oct34             Jan18 - Oct34
                                    Principal Writedown        16,396.05 (0.38%)      968,382.54 (22.66%)     2,619,938.79 (61.31%)
                                    Total Collat Loss      18,082,117.31 (4.65%)    19,040,775.03 (4.90%)     20,695,815.27 (5.33%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 3.38                     3.49                      3.64
                                    Yield (%)                             7.0046                   4.7920                    0.3782
                  (45 % Severity)   WAL (years)                            15.42                    14.12                     10.88
                                    Modified Duration                       9.49                     9.57                     10.06
                                    Principal Window               Mar18 - Oct34            Mar19 - Oct34             Feb21 - Oct34
                                    Principal Writedown        51,322.01 (2.64%)      733,457.80 (37.79%)     1,422,375.89 (73.28%)
                                    Total Collat Loss      15,065,343.72 (3.88%)    15,519,711.03 (4.00%)     16,135,932.94 (4.15%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 4.25                     4.48                      5.26
                                    Yield (%)                             5.4053                   4.5485                    0.0570
                  (55 % Severity)   WAL (years)                            11.26                    11.21                      9.28
                                    Modified Duration                       8.48                     8.59                      9.40
                                    Principal Window               Jan14 - Oct34            Apr14 - Oct34             May15 - Oct34
                                    Principal Writedown        18,313.34 (0.18%)    1,148,769.15 (11.60%)     4,981,886.52 (50.29%)
                                    Total Collat Loss      22,736,472.10 (5.85%)    23,853,569.32 (6.14%)     27,564,621.32 (7.10%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 3.37                     3.56                      3.90
                                    Yield (%)                             6.1481                   4.6624                    0.1313
                  (55 % Severity)   WAL (years)                            13.54                    13.01                     10.18
                                    Modified Duration                       9.28                     9.43                     10.26
                                    Principal Window               Apr16 - Oct34            Oct16 - Oct34             May18 - Oct34
                                    Principal Writedown        48,428.69 (1.13%)      985,863.43 (23.07%)     2,651,814.99 (62.06%)
                                    Total Collat Loss      18,362,583.29 (4.73%)    19,320,597.72 (4.97%)     21,016,036.38 (5.41%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 2.77                     2.86                      2.98
                                    Yield (%)                             6.9792                   4.7477                    0.3652
                  (55 % Severity)   WAL (years)                            15.64                    14.25                     10.98
                                    Modified Duration                       9.57                     9.64                     10.12
                                    Principal Window               May18 - Oct34            Jun19 - Oct34             Jun21 - Oct34
                                    Principal Writedown        69,034.08 (3.56%)      756,127.23 (38.96%)     1,438,635.43 (74.12%)
                                    Total Collat Loss      15,286,344.98 (3.94%)    15,752,786.50 (4.06%)     16,371,937.35 (4.21%)
                  ------------------------------------------------------------------------------------------------------------------


                   Fwd:         (as of Jan 31, 2005)
                   ------------------------------
Period                   1 Mth            6 Mth
                   ------------------------------
                 1      2.66416          3.05172         4.66416            5.05172
                 2      2.85323          3.16468         4.85323            5.16468
                 3      3.04545          3.26874         5.04545            5.26874
                 4      3.13177          3.34324         5.13177            5.34324
                 5      3.20365          3.41598         5.20365            5.41598
                 6      3.28422          3.49617         5.28422            5.49617
                 7      3.35949          3.56054         5.35949            5.56054
                 8      3.43865          3.62016         5.43865            5.62016
                 9      3.50787          3.68081         5.50787            5.68081
                10      3.56377          3.73386         5.56377            5.73386
                11      3.66242          3.78415         5.66242            5.78415
                12      3.67098          3.82239         5.67098            5.82239
                13      3.72329          3.86305         5.72329            5.86305
                14      3.78245          3.89914         5.78245            5.89914
                15      3.82986          3.92755         5.82986            5.92755
                16      3.85805          3.95338         5.85805            5.95338
                17      3.88343          3.97949         5.88343            5.97949
                18      3.90937          4.00244         5.90937            6.00244
                19      3.93507          4.02687         5.93507            6.02687
                20      3.95658          4.04744         5.95658            6.04744
                21      3.97982          4.06573         5.97982            6.06573
                22      4.00535          4.08149         6.00535            6.08149
                23      4.03213          4.09572         6.03213            6.09572
                24      4.05277          4.10506         6.05277            6.10506
                25      4.05994          4.11399         6.05994            6.11399
                26      4.06444          4.12471         6.06444            6.12471
                27      4.07159          4.13578         6.07159            6.13578
                28      4.08168          4.14952         6.08168            6.14952
                29      4.09127          4.16495         6.09127            6.16495
                30      4.10400          4.18156         6.10400            6.18156
                31      4.11879          4.20150         6.11879            6.20150
                32      4.13385          4.22024         6.13385            6.22024
                33      4.15149          4.23942         6.15149            6.23942
                34      4.17092          4.25966         6.17092            6.25966
                35      4.19146          4.28046         6.19146            6.28046
                36      4.21468          4.30025         6.21468            6.30025
                37      4.23410          4.32196         6.23410            6.32196
                38      4.25273          4.33963         6.25273            6.33963
                39      4.27165          4.35817         6.27165            6.35817
                40      4.29092          4.37761         6.29092            6.37761
                41      4.30939          4.39509         6.30939            6.39509
                42      4.32974          4.41336         6.32974            6.41336
                43      4.34659          4.43167         6.34659            6.43167
                44      4.36405          4.44867         6.36405            6.44867
                45      4.38239          4.46797         6.38239            6.46797
                46      4.39882          4.48890         6.39882            6.48890
                47      4.41601          4.50690         6.41601            6.50690
                48      4.43433          4.52622         6.43433            6.52622
                49      4.45445          4.54635         6.45445            6.54635
                50      4.47539          4.56405         6.47539            6.56405
                51      4.49647          4.58061         6.49647            6.58061
                52      4.51338          4.59639         6.51338            6.59639
                53      4.53021          4.61052         6.53021            6.61052
                54      4.54693          4.62483         6.54693            6.62483
                55      4.56125          4.63608         6.56125            6.63608
                56      4.57445          4.64691         6.57445            6.64691
                57      4.58694          4.65939         6.58694            6.65939
                58      4.59763          4.67204         6.59763            6.67204
                59      4.60854          4.68468         6.60854            6.68468
                60      4.61776          4.69761         6.61776            6.69761
                61      4.63101          4.71177         6.63101            6.71177
                62      4.64575          4.72558         6.64575            6.72558
                63      4.65980          4.73917         6.65980            6.73917
                64      4.67285          4.75073         6.67285            6.75073
                65      4.68550          4.76242         6.68550            6.76242
                66      4.69818          4.77461         6.69818            6.77461
                67      4.71027          4.78531         6.71027            6.78531
                68      4.72235          4.79498         6.72235            6.79498
                69      4.73233          4.80756         6.73233            6.80756
                70      4.74273          4.81715         6.74273            6.81715
                71      4.75346          4.82880         6.75346            6.82880
                72      4.76312          4.84092         6.76312            6.84092
                73      4.77370          4.85194         6.77370            6.85194
                74      4.78755          4.86413         6.78755            6.86413
                75      4.79692          4.87533         6.79692            6.87533
                76      4.80908          4.88683         6.80908            6.88683
                77      4.82105          4.89762         6.82105            6.89762
                78      4.83121          4.90859         6.83121            6.90859
                79      4.84264          4.91992         6.84264            6.91992
                80      4.85361          4.93002         6.85361            6.93002
                81      4.86393          4.94125         6.86393            6.94125
                82      4.87424          4.95221         6.87424            6.95221
                83      4.88489          4.96484         6.88489            6.96484
                84      4.89561          4.97475         6.89561            6.97475
                85      4.90632          4.98624         6.90632            6.98624
                86      4.91823          4.99834         6.91823            6.99834
                87      4.92909          5.00834         6.92909            7.00834
                88      4.94144          5.01931         6.94144            7.01931
                89      4.95048          5.02951         6.95048            7.02951
                90      4.96167          5.03986         6.96167            7.03986
                91      4.97264          5.05106         6.97264            7.05106
                92      4.98166          5.05966         6.98166            7.05966
                93      4.99202          5.06950         6.99202            7.06950
                94      5.00178          5.07963         7.00178            7.07963
                95      5.01080          5.09094         7.01080            7.09094
                96      5.02186          5.10093         7.02186            7.10093
                97      5.03140          5.11141         7.03140            7.11141
                98      5.04210          5.12240         7.04210            7.12240
                99      5.05279          5.13230         7.05279            7.13230
               100      5.06395          5.14313         7.06395            7.14313
               101      5.07275          5.15057         7.07275            7.15057
               102      5.08276          5.15976         7.08276            7.15976
               103      5.09196          5.16869         7.09196            7.16869
               104      5.10023          5.17564         7.10023            7.17564
               105      5.10979          5.18392         7.10979            7.18392
               106      5.11578          5.19161         7.11578            7.19161
               107      5.12401          5.20116         7.12401            7.20116
               108      5.13223          5.20966         7.13223            7.20966
               109      5.13990          5.21960         7.13990            7.21960
               110      5.14939          5.22814         7.14939            7.22814
               111      5.15820          5.23649         7.15820            7.23649
               112      5.16727          5.24559         7.16727            7.24559
               113      5.17534          5.25267         7.17534            7.25267
               114      5.18490          5.26074         7.18490            7.26074
               115      5.19145          5.26787         7.19145            7.26787
               116      5.19922          5.27463         7.19922            7.27463
               117      5.20748          5.28281         7.20748            7.28281
               118      5.21348          5.29165         7.21348            7.29165
               119      5.22099          5.29877         7.22099            7.29877
               120      5.22830          5.30652         7.22830            7.30652
               121      5.23558          5.31529         7.23558            7.31529
               122      5.24495          5.32347         7.24495            7.32347
               123      5.25426          5.33053         7.25426            7.33053
               124      5.26014          5.33718         7.26014            7.33718
               125      5.26799          5.34433         7.26799            7.34433
               126      5.27598          5.35206         7.27598            7.35206
               127      5.28206          5.35692         7.28206            7.35692
               128      5.28835          5.36216         7.28835            7.36216
               129      5.29478          5.36927         7.29478            7.36927
               130      5.30008          5.37362         7.30008            7.37362
               131      5.30676          5.37986         7.30676            7.37986
               132      5.31044          5.38591         7.31044            7.38591
               133      5.31575          5.39193         7.31575            7.39193
               134      5.32325          5.39920         7.32325            7.39920
               135      5.32736          5.40554         7.32736            7.40554
               136      5.33464          5.41307         7.33464            7.41307
               137      5.34179          5.41995         7.34179            7.41995
               138      5.34738          5.42733         7.34738            7.42733
               139      5.35508          5.43589         7.35508            7.43589
               140      5.36245          5.44273         7.36245            7.44273
               141      5.36954          5.45214         7.36954            7.45214
               142      5.37713          5.46033         7.37713            7.46033
               143      5.38549          5.46964         7.38549            7.46964
               144      5.39432          5.47849         7.39432            7.47849
               145      5.40277          5.48636         7.40277            7.48636
               146      5.41356          5.49584         7.41356            7.49584
               147      5.42087          5.50077         7.42087            7.50077
               148      5.42929          5.50782         7.42929            7.50782
               149      5.43633          5.51339         7.43633            7.51339
               150      5.44203          5.51621         7.44203            7.51621
               151      5.44872          5.52026         7.44872            7.52026
               152      5.45115          5.52206         7.45115            7.52206
               153      5.45640          5.52749         7.45640            7.52749
               154      5.45940          5.53131         7.45940            7.53131
               155      5.45975          5.53700         7.45975            7.53700
               156      5.46385          5.54179         7.46385            7.54179
               157      5.46949          5.54705         7.46949            7.54705
               158      5.47709          5.55288         7.47709            7.55288
               159      5.48232          5.55532         7.48232            7.55532
               160      5.48838          5.55806         7.48838            7.55806
               161      5.48999          5.55863         7.48999            7.55863
               162      5.49390          5.55978         7.49390            7.55978
               163      5.49617          5.56022         7.49617            7.56022
               164      5.49574          5.55826         7.49574            7.55826
               165      5.49644          5.55825         7.49644            7.55825
               166      5.49534          5.55808         7.49534            7.55808
               167      5.49287          5.55914         7.49287            7.55914
               168      5.49252          5.55965         7.49252            7.55965
               169      5.49304          5.56000         7.49304            7.56000
               170      5.49564          5.56164         7.49564            7.56164
               171      5.49760          5.56170         7.49760            7.56170
               172      5.49928          5.56175         7.49928            7.56175
               173      5.49807          5.55817         7.49807            7.55817
               174      5.49819          5.55630         7.49819            7.55630
               175      5.49666          5.55320         7.49666            7.55320
               176      5.49395          5.54848         7.49395            7.54848
               177      5.49202          5.54533         7.49202            7.54533
               178      5.48607          5.54162         7.48607            7.54162
               179      5.48284          5.53871         7.48284            7.53871
               180      5.47848          5.53550         7.47848            7.53550
               181      5.47441          5.53300         7.47441            7.53300
               182      5.47347          5.53158         7.47347            7.53158
               183      5.47190          5.52876         7.47190            7.52876
               184      5.46752          5.52538         7.46752            7.52538
               185      5.46613          5.52389         7.46613            7.52389
               186      5.46456          5.52259         7.46456            7.52259
               187      5.46132          5.51884         7.46132            7.51884
               188      5.45895          5.51560         7.45895            7.51560
               189      5.45694          5.51348         7.45694            7.51348
               190      5.45407          5.51086         7.45407            7.51086
               191      5.45275          5.50831         7.45275            7.50831
               192      5.44856          5.50436         7.44856            7.50436
               193      5.44579          5.50259         7.44579            7.50259
               194      5.44456          5.50126         7.44456            7.50126
               195      5.44195          5.49890         7.44195            7.49890
               196      5.43894          5.49539         7.43894            7.49539
               197      5.43637          5.49270         7.43637            7.49270
               198      5.43413          5.49072         7.43413            7.49072
               199      5.43142          5.48751         7.43142            7.48751
               200      5.42905          5.48355         7.42905            7.48355
               201      5.42511          5.48094         7.42511            7.48094
               202      5.42287          5.47785         7.42287            7.47785
               203      5.42088          5.47538         7.42088            7.47538
               204      5.41723          5.47232         7.41723            7.47232
               205      5.41375          5.46907         7.41375            7.46907
               206      5.41295          5.46744         7.41295            7.46744
               207      5.40806          5.46349         7.40806            7.46349
               208      5.40649          5.46145         7.40649            7.46145
               209      5.40390          5.45801         7.40390            7.45801
               210      5.39975          5.45444         7.39975            7.45444
               211      5.39766          5.45223         7.39766            7.45223
               212      5.39463          5.44800         7.39463            7.44800
               213      5.39123          5.44517         7.39123            7.44517
               214      5.38825          5.44171         7.38825            7.44171
               215      5.38561          5.43894         7.38561            7.43894
               216      5.38248          5.43569         7.38248            7.43569
               217      5.37829          5.43205         7.37829            7.43205
               218      5.37682          5.43083         7.37682            7.43083
               219      5.37248          5.42599         7.37248            7.42599
               220      5.37016          5.42390         7.37016            7.42390
               221      5.36692          5.42122         7.36692            7.42122
               222      5.36331          5.41642         7.36331            7.41642
               223      5.36116          5.41344         7.36116            7.41344
               224      5.35590          5.40907         7.35590            7.40907
               225      5.35426          5.40628         7.35426            7.40628
               226      5.35113          5.40197         7.35113            7.40197
               227      5.34547          5.39787         7.34547            7.39787
               228      5.34386          5.39546         7.34386            7.39546
               229      5.34042          5.39189         7.34042            7.39189
               230      5.33628          5.38828         7.33628            7.38828
               231      5.33336          5.38523         7.33336            7.38523
               232      5.33064          5.38271         7.33064            7.38271
               233      5.32598          5.37756         7.32598            7.37756
               234      5.32332          5.37478         7.32332            7.37478
               235      5.31974          5.37131         7.31974            7.37131
               236      5.31580          5.36622         7.31580            7.36622
               237      5.31328          5.36193         7.31328            7.36193
               238      5.30773          5.35596         7.30773            7.35596
               239      5.30540          5.35236         7.30540            7.35236
               240      5.30159          5.34680         7.30159            7.34680
               241      5.29474          5.34151         7.29474            7.34151
               242      5.29038          5.33701         7.29038            7.33701
               243      5.28517          5.33196         7.28517            7.33196
               244      5.28037          5.32764         7.28037            7.32764
               245      5.27491          5.32202         7.27491            7.32202
               246      5.27093          5.31762         7.27093            7.31762
               247      5.26446          5.31192         7.26446            7.31192
               248      5.26026          5.30726         7.26026            7.30726
               249      5.25631          5.30319         7.25631            7.30319
               250      5.25064          5.29863         7.25064            7.29863
               251      5.24706          5.29460         7.24706            7.29460
               252      5.24268          5.29009         7.24268            7.29009
               253      5.23748          5.28633         7.23748            7.28633
               254      5.23466          5.28340         7.23466            7.28340
               255      5.23093          5.27922         7.23093            7.27922
               256      5.22592          5.27504         7.22592            7.27504
               257      5.22266          5.27197         7.22266            7.27197
               258      5.21970          5.26956         7.21970            7.26956
               259      5.21535          5.26507         7.21535            7.26507
               260      5.21197          5.26123         7.21197            7.26123
               261      5.20902          5.25850         7.20902            7.25850
               262      5.20543          5.25544         7.20543            7.25544
               263      5.20336          5.25259         7.20336            7.25259
               264      5.19882          5.24858         7.19882            7.24858
               265      5.19575          5.24672         7.19575            7.24672
               266      5.19419          5.24538         7.19419            7.24538
               267      5.19147          5.24324         7.19147            7.24324
               268      5.18854          5.24018         7.18854            7.24018
               269      5.18613          5.23800         7.18613            7.23800
               270      5.18416          5.23661         7.18416            7.23661
               271      5.18189          5.23423         7.18189            7.23423
               272      5.18008          5.23162         7.18008            7.23162
               273      5.17695          5.22976         7.17695            7.22976
               274      5.17549          5.22818         7.17549            7.22818
               275      5.17441          5.22701         7.17441            7.22701
               276      5.17197          5.22514         7.17197            7.22514
               277      5.17008          5.22384         7.17008            7.22384
               278      5.16973          5.22412         7.16973            7.22412
               279      5.16726          5.22153         7.16726            7.22153
               280      5.16678          5.22131         7.16678            7.22131
               281      5.16563          5.22078         7.16563            7.22078
               282      5.16424          5.21928         7.16424            7.21928
               283      5.16441          5.21900         7.16441            7.21900
               284      5.16176          5.21658         7.16176            7.21658
               285      5.16220          5.21729         7.16220            7.21729
               286      5.16196          5.21660         7.16196            7.21660
               287      5.16038          5.21676         7.16038            7.21676
               288      5.16077          5.21630         7.16077            7.21630
               289      5.15941          5.21631         7.15941            7.21631
               290      5.16038          5.21795         7.16038            7.21795
               291      5.15997          5.21743         7.15997            7.21743
               292      5.16115          5.21816         7.16115            7.21816
               293      5.15948          5.21790         7.15948            7.21790
               294      5.16087          5.21920         7.16087            7.21920
               295      5.16166          5.22050         7.16166            7.22050
               296      5.16106          5.21894         7.16106            7.21894
               297      5.16241          5.21825         7.16241            7.21825
               298      5.16315          5.21651         7.16315            7.21651
               299      5.16362          5.21473         7.16362            7.21473
               300      5.16470          5.21170         7.16470            7.21170
               301      5.15964          5.20752         7.15964            7.20752
               302      5.15680          5.20554         7.15680            7.20554
               303      5.15396          5.20292         7.15396            7.20292
               304      5.15144          5.20097         7.15144            7.20097
               305      5.14725          5.19666         7.14725            7.19666
               306      5.14506          5.19471         7.14506            7.19471
               307      5.14215          5.19237         7.14215            7.19237
               308      5.13905          5.18883         7.13905            7.18883
               309      5.13744          5.18649         7.13744            7.18649
               310      5.13310          5.18303         7.13310            7.18303
               311      5.13189          5.18206         7.13189            7.18206
               312      5.12990          5.17966         7.12990            7.17966
               313      5.12632          5.17800         7.12632            7.17800
               314      5.12510          5.17669         7.12510            7.17669
               315      5.12320          5.17504         7.12320            7.17504
               316      5.12175          5.17420         7.12175            7.17420
               317      5.11968          5.17204         7.11968            7.17204
               318      5.11914          5.17109         7.11914            7.17109
               319      5.11619          5.16909         7.11619            7.16909
               320      5.11525          5.16805         7.11525            7.16805
               321      5.11472          5.16746         7.11472            7.16746
               322      5.11252          5.16621         7.11252            7.16621
               323      5.11225          5.16588         7.11225            7.16588
               324      5.11135          5.16490         7.11135            7.16490
               325      5.10987          5.16439         7.10987            7.16439
               326      5.10995          5.16476         7.10995            7.16476
               327      5.10940          5.16487         7.10940            7.16487
               328      5.10861          5.16400         7.10861            7.16400
               329      5.10831          5.16398         7.10831            7.16398
               330      5.10847          5.16482         7.10847            7.16482
               331      5.10840          5.16467         7.10840            7.16467
               332      5.10880          5.16389         7.10880            7.16389
               333      5.10787          5.16475         7.10787            7.16475
               334      5.10850          5.16491         7.10850            7.16491
               335      5.10962          5.16597         7.10962            7.16597
               336      5.10941          5.16682         7.10941            7.16682
               337      5.10928          5.16735         7.10928            7.16735
               338      5.11182          5.16947         7.11182            7.16947
               339      5.11086          5.16996         7.11086            7.16996
               340      5.11288          5.17192         7.11288            7.17192
               341      5.11436          5.17295         7.11436            7.17295
               342      5.11447          5.17415         7.11447            7.17415
               343      5.11649          5.17650         7.11649            7.17650
               344      5.11794          5.17708         7.11794            7.17708
               345      5.11912          5.17939         7.11912            7.17939
               346      5.12076          5.18094         7.12076            7.18094
               347      5.12290          5.18342         7.12290            7.18342
               348      5.12482          5.18569         7.12482            7.18569
               349      5.12567          5.18766         7.12567            7.18766
               350      5.12922          5.19199         7.12922            7.19199
               351      5.13036          5.19304         7.13036            7.19304
               352      5.13340          5.19645         7.13340            7.19645
               353      5.13591          5.19973         7.13591            7.19973
               354      5.13813          5.20188         7.13813            7.20188
               355      5.14202          5.20525         7.14202            7.20525
               356      5.14300          5.20628         7.14300            7.20628
               357      5.14694          5.21002         7.14694            7.21002
               358      5.15046          5.21219         7.15046            7.21219
               359      5.15253          5.21501         7.15253            7.21501
               360      5.15616          5.21656         7.15616            7.21656
               361      5.15697          5.21844         7.15697            7.21844
                   ------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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do not represent that it is accurate or complete and it should not be relied
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The information contained in this material may be based on assumptions regarding
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The securities will not be registered under the Securities Act of 1933 and will
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
GSAA-05-03 ( Libor Curve )
Breakeven Tables for M2, B1, B3
(Using Statistical Data rolled 6 CPR)


o      The Pricing Prepayment Assumptions (65% PPC)
o      1-month Forward LIBOR curves (as of close on January 31, 2005) are used
o      Specified  loss severity, 100% advancing of principal and interest
o      There is a 12 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o      Certificates are prices at par
o      Based on preliminary spreads and balances



                  ------------------------------------------------------------------------------------------------------------------
                                                         First Dollar of Loss           Libor Flat                0% Return
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 5.07                     5.36                      6.20
                                    Yield (%)                             5.5901                   4.7386                    0.0585
                  (45 % Severity)   WAL (years)                            16.11                    15.78                      11.6
                                    Modified Duration                      10.78                    10.86                     11.99
                                    Principal Window               Jan18 - Oct34            Jun18 - Oct34             Oct20 - Oct34
                                    Principal Writedown        12,408.61 (0.13%)    1,653,029.37 (16.69%)     6,394,855.94 (64.56%)
                                    Total Collat Loss      32,333,157.11 (8.32%)    33,868,604.17 (8.72%)     38,160,128.31 (9.82%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 4.30                     4.54                      4.88
                                    Yield (%)                             6.2891                   4.8113                    0.1446
                  (45 % Severity)   WAL (years)                            19.19                    17.86                     12.49
                                    Modified Duration                      11.41                    11.41                     12.16
                                    Principal Window               Mar21 - Oct34            May22 - Oct34             Jun25 - Oct34
                                    Principal Writedown        42,032.50 (0.98%)    1,398,926.74 (32.74%)     3,281,356.87 (76.79%)
                                    Total Collat Loss      28,113,957.34 (7.24%)    29,451,792.10 (7.58%)     31,311,562.54 (8.06%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 3.84                     3.93                      4.02
                                    Yield (%)                             7.0682                   4.8005                    0.7540
                  (45 % Severity)   WAL (years)                            21.86                    18.65                     13.73
                                    Modified Duration                      11.29                    10.82                      9.97
                                    Principal Window               Feb24 - Oct34            Jun26 - Oct34             May30 - Oct34
                                    Principal Writedown       109,410.57 (5.64%)    1,098,335.99 (56.59%)     1,751,369.96 (90.23%)
                                    Total Collat Loss      25,489,857.09 (6.56%)    26,009,586.60 (6.70%)     26,526,214.48 (6.83%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 4.13                     4.36                      5.04
                                    Yield (%)                             5.5995                   4.7785                    0.0442
                  (55 % Severity)   WAL (years)                             16.6                    16.28                     11.84
                                    Modified Duration                      10.98                    11.07                     12.25
                                    Principal Window               Jun18 - Oct34            Dec18 - Oct34             Jul21 - Oct34
                                    Principal Writedown        18,705.30 (0.19%)    1,665,887.51 (16.82%)     6,556,532.22 (66.19%)
                                    Total Collat Loss      33,187,488.13 (8.54%)    34,772,609.73 (8.95%)    39,322,080.64 (10.12%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 3.51                     3.71                      3.98
                                    Yield (%)                             6.3088                   4.8381                    0.2641
                  (55 % Severity)   WAL (years)                            19.60                    18.28                     12.79
                                    Modified Duration                      11.55                    11.54                     12.22
                                    Principal Window               Aug21 - Oct34            Nov22 - Oct34             Jan26 - Oct34
                                    Principal Writedown         7,229.82 (0.17%)    1,422,633.13 (33.29%)     3,301,395.30 (77.26%)
                                    Total Collat Loss      28,792,042.68 (7.41%)    30,229,867.97 (7.78%)     32,140,663.47 (8.27%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 3.15                     3.22                      3.30
                                    Yield (%)                             7.0677                   4.9439                    0.1609
                  (55 % Severity)   WAL (years)                            22.28                    19.14                     13.39
                                    Modified Duration                      11.38                    10.89                      9.56
                                    Principal Window               Aug24 - Oct34            Nov26 - Oct34             Sep31 - Oct34
                                    Principal Writedown       115,692.30 (5.96%)    1,084,233.20 (55.86%)     1,821,976.53 (93.87%)
                                    Total Collat Loss      26,154,552.69 (6.73%)    26,672,452.92 (6.87%)     27,261,330.18 (7.02%)
                  ------------------------------------------------------------------------------------------------------------------


                   Fwd:         (as of Jan 31, 2005)
                   ------------------------------
Period                   1 Mth            6 Mth
                   ------------------------------
                 1      2.66416          3.05172         4.66416            5.05172
                 2      2.85323          3.16468         4.85323            5.16468
                 3      3.04545          3.26874         5.04545            5.26874
                 4      3.13177          3.34324         5.13177            5.34324
                 5      3.20365          3.41598         5.20365            5.41598
                 6      3.28422          3.49617         5.28422            5.49617
                 7      3.35949          3.56054         5.35949            5.56054
                 8      3.43865          3.62016         5.43865            5.62016
                 9      3.50787          3.68081         5.50787            5.68081
                10      3.56377          3.73386         5.56377            5.73386
                11      3.66242          3.78415         5.66242            5.78415
                12      3.67098          3.82239         5.67098            5.82239
                13      3.72329          3.86305         5.72329            5.86305
                14      3.78245          3.89914         5.78245            5.89914
                15      3.82986          3.92755         5.82986            5.92755
                16      3.85805          3.95338         5.85805            5.95338
                17      3.88343          3.97949         5.88343            5.97949
                18      3.90937          4.00244         5.90937            6.00244
                19      3.93507          4.02687         5.93507            6.02687
                20      3.95658          4.04744         5.95658            6.04744
                21      3.97982          4.06573         5.97982            6.06573
                22      4.00535          4.08149         6.00535            6.08149
                23      4.03213          4.09572         6.03213            6.09572
                24      4.05277          4.10506         6.05277            6.10506
                25      4.05994          4.11399         6.05994            6.11399
                26      4.06444          4.12471         6.06444            6.12471
                27      4.07159          4.13578         6.07159            6.13578
                28      4.08168          4.14952         6.08168            6.14952
                29      4.09127          4.16495         6.09127            6.16495
                30      4.10400          4.18156         6.10400            6.18156
                31      4.11879          4.20150         6.11879            6.20150
                32      4.13385          4.22024         6.13385            6.22024
                33      4.15149          4.23942         6.15149            6.23942
                34      4.17092          4.25966         6.17092            6.25966
                35      4.19146          4.28046         6.19146            6.28046
                36      4.21468          4.30025         6.21468            6.30025
                37      4.23410          4.32196         6.23410            6.32196
                38      4.25273          4.33963         6.25273            6.33963
                39      4.27165          4.35817         6.27165            6.35817
                40      4.29092          4.37761         6.29092            6.37761
                41      4.30939          4.39509         6.30939            6.39509
                42      4.32974          4.41336         6.32974            6.41336
                43      4.34659          4.43167         6.34659            6.43167
                44      4.36405          4.44867         6.36405            6.44867
                45      4.38239          4.46797         6.38239            6.46797
                46      4.39882          4.48890         6.39882            6.48890
                47      4.41601          4.50690         6.41601            6.50690
                48      4.43433          4.52622         6.43433            6.52622
                49      4.45445          4.54635         6.45445            6.54635
                50      4.47539          4.56405         6.47539            6.56405
                51      4.49647          4.58061         6.49647            6.58061
                52      4.51338          4.59639         6.51338            6.59639
                53      4.53021          4.61052         6.53021            6.61052
                54      4.54693          4.62483         6.54693            6.62483
                55      4.56125          4.63608         6.56125            6.63608
                56      4.57445          4.64691         6.57445            6.64691
                57      4.58694          4.65939         6.58694            6.65939
                58      4.59763          4.67204         6.59763            6.67204
                59      4.60854          4.68468         6.60854            6.68468
                60      4.61776          4.69761         6.61776            6.69761
                61      4.63101          4.71177         6.63101            6.71177
                62      4.64575          4.72558         6.64575            6.72558
                63      4.65980          4.73917         6.65980            6.73917
                64      4.67285          4.75073         6.67285            6.75073
                65      4.68550          4.76242         6.68550            6.76242
                66      4.69818          4.77461         6.69818            6.77461
                67      4.71027          4.78531         6.71027            6.78531
                68      4.72235          4.79498         6.72235            6.79498
                69      4.73233          4.80756         6.73233            6.80756
                70      4.74273          4.81715         6.74273            6.81715
                71      4.75346          4.82880         6.75346            6.82880
                72      4.76312          4.84092         6.76312            6.84092
                73      4.77370          4.85194         6.77370            6.85194
                74      4.78755          4.86413         6.78755            6.86413
                75      4.79692          4.87533         6.79692            6.87533
                76      4.80908          4.88683         6.80908            6.88683
                77      4.82105          4.89762         6.82105            6.89762
                78      4.83121          4.90859         6.83121            6.90859
                79      4.84264          4.91992         6.84264            6.91992
                80      4.85361          4.93002         6.85361            6.93002
                81      4.86393          4.94125         6.86393            6.94125
                82      4.87424          4.95221         6.87424            6.95221
                83      4.88489          4.96484         6.88489            6.96484
                84      4.89561          4.97475         6.89561            6.97475
                85      4.90632          4.98624         6.90632            6.98624
                86      4.91823          4.99834         6.91823            6.99834
                87      4.92909          5.00834         6.92909            7.00834
                88      4.94144          5.01931         6.94144            7.01931
                89      4.95048          5.02951         6.95048            7.02951
                90      4.96167          5.03986         6.96167            7.03986
                91      4.97264          5.05106         6.97264            7.05106
                92      4.98166          5.05966         6.98166            7.05966
                93      4.99202          5.06950         6.99202            7.06950
                94      5.00178          5.07963         7.00178            7.07963
                95      5.01080          5.09094         7.01080            7.09094
                96      5.02186          5.10093         7.02186            7.10093
                97      5.03140          5.11141         7.03140            7.11141
                98      5.04210          5.12240         7.04210            7.12240
                99      5.05279          5.13230         7.05279            7.13230
               100      5.06395          5.14313         7.06395            7.14313
               101      5.07275          5.15057         7.07275            7.15057
               102      5.08276          5.15976         7.08276            7.15976
               103      5.09196          5.16869         7.09196            7.16869
               104      5.10023          5.17564         7.10023            7.17564
               105      5.10979          5.18392         7.10979            7.18392
               106      5.11578          5.19161         7.11578            7.19161
               107      5.12401          5.20116         7.12401            7.20116
               108      5.13223          5.20966         7.13223            7.20966
               109      5.13990          5.21960         7.13990            7.21960
               110      5.14939          5.22814         7.14939            7.22814
               111      5.15820          5.23649         7.15820            7.23649
               112      5.16727          5.24559         7.16727            7.24559
               113      5.17534          5.25267         7.17534            7.25267
               114      5.18490          5.26074         7.18490            7.26074
               115      5.19145          5.26787         7.19145            7.26787
               116      5.19922          5.27463         7.19922            7.27463
               117      5.20748          5.28281         7.20748            7.28281
               118      5.21348          5.29165         7.21348            7.29165
               119      5.22099          5.29877         7.22099            7.29877
               120      5.22830          5.30652         7.22830            7.30652
               121      5.23558          5.31529         7.23558            7.31529
               122      5.24495          5.32347         7.24495            7.32347
               123      5.25426          5.33053         7.25426            7.33053
               124      5.26014          5.33718         7.26014            7.33718
               125      5.26799          5.34433         7.26799            7.34433
               126      5.27598          5.35206         7.27598            7.35206
               127      5.28206          5.35692         7.28206            7.35692
               128      5.28835          5.36216         7.28835            7.36216
               129      5.29478          5.36927         7.29478            7.36927
               130      5.30008          5.37362         7.30008            7.37362
               131      5.30676          5.37986         7.30676            7.37986
               132      5.31044          5.38591         7.31044            7.38591
               133      5.31575          5.39193         7.31575            7.39193
               134      5.32325          5.39920         7.32325            7.39920
               135      5.32736          5.40554         7.32736            7.40554
               136      5.33464          5.41307         7.33464            7.41307
               137      5.34179          5.41995         7.34179            7.41995
               138      5.34738          5.42733         7.34738            7.42733
               139      5.35508          5.43589         7.35508            7.43589
               140      5.36245          5.44273         7.36245            7.44273
               141      5.36954          5.45214         7.36954            7.45214
               142      5.37713          5.46033         7.37713            7.46033
               143      5.38549          5.46964         7.38549            7.46964
               144      5.39432          5.47849         7.39432            7.47849
               145      5.40277          5.48636         7.40277            7.48636
               146      5.41356          5.49584         7.41356            7.49584
               147      5.42087          5.50077         7.42087            7.50077
               148      5.42929          5.50782         7.42929            7.50782
               149      5.43633          5.51339         7.43633            7.51339
               150      5.44203          5.51621         7.44203            7.51621
               151      5.44872          5.52026         7.44872            7.52026
               152      5.45115          5.52206         7.45115            7.52206
               153      5.45640          5.52749         7.45640            7.52749
               154      5.45940          5.53131         7.45940            7.53131
               155      5.45975          5.53700         7.45975            7.53700
               156      5.46385          5.54179         7.46385            7.54179
               157      5.46949          5.54705         7.46949            7.54705
               158      5.47709          5.55288         7.47709            7.55288
               159      5.48232          5.55532         7.48232            7.55532
               160      5.48838          5.55806         7.48838            7.55806
               161      5.48999          5.55863         7.48999            7.55863
               162      5.49390          5.55978         7.49390            7.55978
               163      5.49617          5.56022         7.49617            7.56022
               164      5.49574          5.55826         7.49574            7.55826
               165      5.49644          5.55825         7.49644            7.55825
               166      5.49534          5.55808         7.49534            7.55808
               167      5.49287          5.55914         7.49287            7.55914
               168      5.49252          5.55965         7.49252            7.55965
               169      5.49304          5.56000         7.49304            7.56000
               170      5.49564          5.56164         7.49564            7.56164
               171      5.49760          5.56170         7.49760            7.56170
               172      5.49928          5.56175         7.49928            7.56175
               173      5.49807          5.55817         7.49807            7.55817
               174      5.49819          5.55630         7.49819            7.55630
               175      5.49666          5.55320         7.49666            7.55320
               176      5.49395          5.54848         7.49395            7.54848
               177      5.49202          5.54533         7.49202            7.54533
               178      5.48607          5.54162         7.48607            7.54162
               179      5.48284          5.53871         7.48284            7.53871
               180      5.47848          5.53550         7.47848            7.53550
               181      5.47441          5.53300         7.47441            7.53300
               182      5.47347          5.53158         7.47347            7.53158
               183      5.47190          5.52876         7.47190            7.52876
               184      5.46752          5.52538         7.46752            7.52538
               185      5.46613          5.52389         7.46613            7.52389
               186      5.46456          5.52259         7.46456            7.52259
               187      5.46132          5.51884         7.46132            7.51884
               188      5.45895          5.51560         7.45895            7.51560
               189      5.45694          5.51348         7.45694            7.51348
               190      5.45407          5.51086         7.45407            7.51086
               191      5.45275          5.50831         7.45275            7.50831
               192      5.44856          5.50436         7.44856            7.50436
               193      5.44579          5.50259         7.44579            7.50259
               194      5.44456          5.50126         7.44456            7.50126
               195      5.44195          5.49890         7.44195            7.49890
               196      5.43894          5.49539         7.43894            7.49539
               197      5.43637          5.49270         7.43637            7.49270
               198      5.43413          5.49072         7.43413            7.49072
               199      5.43142          5.48751         7.43142            7.48751
               200      5.42905          5.48355         7.42905            7.48355
               201      5.42511          5.48094         7.42511            7.48094
               202      5.42287          5.47785         7.42287            7.47785
               203      5.42088          5.47538         7.42088            7.47538
               204      5.41723          5.47232         7.41723            7.47232
               205      5.41375          5.46907         7.41375            7.46907
               206      5.41295          5.46744         7.41295            7.46744
               207      5.40806          5.46349         7.40806            7.46349
               208      5.40649          5.46145         7.40649            7.46145
               209      5.40390          5.45801         7.40390            7.45801
               210      5.39975          5.45444         7.39975            7.45444
               211      5.39766          5.45223         7.39766            7.45223
               212      5.39463          5.44800         7.39463            7.44800
               213      5.39123          5.44517         7.39123            7.44517
               214      5.38825          5.44171         7.38825            7.44171
               215      5.38561          5.43894         7.38561            7.43894
               216      5.38248          5.43569         7.38248            7.43569
               217      5.37829          5.43205         7.37829            7.43205
               218      5.37682          5.43083         7.37682            7.43083
               219      5.37248          5.42599         7.37248            7.42599
               220      5.37016          5.42390         7.37016            7.42390
               221      5.36692          5.42122         7.36692            7.42122
               222      5.36331          5.41642         7.36331            7.41642
               223      5.36116          5.41344         7.36116            7.41344
               224      5.35590          5.40907         7.35590            7.40907
               225      5.35426          5.40628         7.35426            7.40628
               226      5.35113          5.40197         7.35113            7.40197
               227      5.34547          5.39787         7.34547            7.39787
               228      5.34386          5.39546         7.34386            7.39546
               229      5.34042          5.39189         7.34042            7.39189
               230      5.33628          5.38828         7.33628            7.38828
               231      5.33336          5.38523         7.33336            7.38523
               232      5.33064          5.38271         7.33064            7.38271
               233      5.32598          5.37756         7.32598            7.37756
               234      5.32332          5.37478         7.32332            7.37478
               235      5.31974          5.37131         7.31974            7.37131
               236      5.31580          5.36622         7.31580            7.36622
               237      5.31328          5.36193         7.31328            7.36193
               238      5.30773          5.35596         7.30773            7.35596
               239      5.30540          5.35236         7.30540            7.35236
               240      5.30159          5.34680         7.30159            7.34680
               241      5.29474          5.34151         7.29474            7.34151
               242      5.29038          5.33701         7.29038            7.33701
               243      5.28517          5.33196         7.28517            7.33196
               244      5.28037          5.32764         7.28037            7.32764
               245      5.27491          5.32202         7.27491            7.32202
               246      5.27093          5.31762         7.27093            7.31762
               247      5.26446          5.31192         7.26446            7.31192
               248      5.26026          5.30726         7.26026            7.30726
               249      5.25631          5.30319         7.25631            7.30319
               250      5.25064          5.29863         7.25064            7.29863
               251      5.24706          5.29460         7.24706            7.29460
               252      5.24268          5.29009         7.24268            7.29009
               253      5.23748          5.28633         7.23748            7.28633
               254      5.23466          5.28340         7.23466            7.28340
               255      5.23093          5.27922         7.23093            7.27922
               256      5.22592          5.27504         7.22592            7.27504
               257      5.22266          5.27197         7.22266            7.27197
               258      5.21970          5.26956         7.21970            7.26956
               259      5.21535          5.26507         7.21535            7.26507
               260      5.21197          5.26123         7.21197            7.26123
               261      5.20902          5.25850         7.20902            7.25850
               262      5.20543          5.25544         7.20543            7.25544
               263      5.20336          5.25259         7.20336            7.25259
               264      5.19882          5.24858         7.19882            7.24858
               265      5.19575          5.24672         7.19575            7.24672
               266      5.19419          5.24538         7.19419            7.24538
               267      5.19147          5.24324         7.19147            7.24324
               268      5.18854          5.24018         7.18854            7.24018
               269      5.18613          5.23800         7.18613            7.23800
               270      5.18416          5.23661         7.18416            7.23661
               271      5.18189          5.23423         7.18189            7.23423
               272      5.18008          5.23162         7.18008            7.23162
               273      5.17695          5.22976         7.17695            7.22976
               274      5.17549          5.22818         7.17549            7.22818
               275      5.17441          5.22701         7.17441            7.22701
               276      5.17197          5.22514         7.17197            7.22514
               277      5.17008          5.22384         7.17008            7.22384
               278      5.16973          5.22412         7.16973            7.22412
               279      5.16726          5.22153         7.16726            7.22153
               280      5.16678          5.22131         7.16678            7.22131
               281      5.16563          5.22078         7.16563            7.22078
               282      5.16424          5.21928         7.16424            7.21928
               283      5.16441          5.21900         7.16441            7.21900
               284      5.16176          5.21658         7.16176            7.21658
               285      5.16220          5.21729         7.16220            7.21729
               286      5.16196          5.21660         7.16196            7.21660
               287      5.16038          5.21676         7.16038            7.21676
               288      5.16077          5.21630         7.16077            7.21630
               289      5.15941          5.21631         7.15941            7.21631
               290      5.16038          5.21795         7.16038            7.21795
               291      5.15997          5.21743         7.15997            7.21743
               292      5.16115          5.21816         7.16115            7.21816
               293      5.15948          5.21790         7.15948            7.21790
               294      5.16087          5.21920         7.16087            7.21920
               295      5.16166          5.22050         7.16166            7.22050
               296      5.16106          5.21894         7.16106            7.21894
               297      5.16241          5.21825         7.16241            7.21825
               298      5.16315          5.21651         7.16315            7.21651
               299      5.16362          5.21473         7.16362            7.21473
               300      5.16470          5.21170         7.16470            7.21170
               301      5.15964          5.20752         7.15964            7.20752
               302      5.15680          5.20554         7.15680            7.20554
               303      5.15396          5.20292         7.15396            7.20292
               304      5.15144          5.20097         7.15144            7.20097
               305      5.14725          5.19666         7.14725            7.19666
               306      5.14506          5.19471         7.14506            7.19471
               307      5.14215          5.19237         7.14215            7.19237
               308      5.13905          5.18883         7.13905            7.18883
               309      5.13744          5.18649         7.13744            7.18649
               310      5.13310          5.18303         7.13310            7.18303
               311      5.13189          5.18206         7.13189            7.18206
               312      5.12990          5.17966         7.12990            7.17966
               313      5.12632          5.17800         7.12632            7.17800
               314      5.12510          5.17669         7.12510            7.17669
               315      5.12320          5.17504         7.12320            7.17504
               316      5.12175          5.17420         7.12175            7.17420
               317      5.11968          5.17204         7.11968            7.17204
               318      5.11914          5.17109         7.11914            7.17109
               319      5.11619          5.16909         7.11619            7.16909
               320      5.11525          5.16805         7.11525            7.16805
               321      5.11472          5.16746         7.11472            7.16746
               322      5.11252          5.16621         7.11252            7.16621
               323      5.11225          5.16588         7.11225            7.16588
               324      5.11135          5.16490         7.11135            7.16490
               325      5.10987          5.16439         7.10987            7.16439
               326      5.10995          5.16476         7.10995            7.16476
               327      5.10940          5.16487         7.10940            7.16487
               328      5.10861          5.16400         7.10861            7.16400
               329      5.10831          5.16398         7.10831            7.16398
               330      5.10847          5.16482         7.10847            7.16482
               331      5.10840          5.16467         7.10840            7.16467
               332      5.10880          5.16389         7.10880            7.16389
               333      5.10787          5.16475         7.10787            7.16475
               334      5.10850          5.16491         7.10850            7.16491
               335      5.10962          5.16597         7.10962            7.16597
               336      5.10941          5.16682         7.10941            7.16682
               337      5.10928          5.16735         7.10928            7.16735
               338      5.11182          5.16947         7.11182            7.16947
               339      5.11086          5.16996         7.11086            7.16996
               340      5.11288          5.17192         7.11288            7.17192
               341      5.11436          5.17295         7.11436            7.17295
               342      5.11447          5.17415         7.11447            7.17415
               343      5.11649          5.17650         7.11649            7.17650
               344      5.11794          5.17708         7.11794            7.17708
               345      5.11912          5.17939         7.11912            7.17939
               346      5.12076          5.18094         7.12076            7.18094
               347      5.12290          5.18342         7.12290            7.18342
               348      5.12482          5.18569         7.12482            7.18569
               349      5.12567          5.18766         7.12567            7.18766
               350      5.12922          5.19199         7.12922            7.19199
               351      5.13036          5.19304         7.13036            7.19304
               352      5.13340          5.19645         7.13340            7.19645
               353      5.13591          5.19973         7.13591            7.19973
               354      5.13813          5.20188         7.13813            7.20188
               355      5.14202          5.20525         7.14202            7.20525
               356      5.14300          5.20628         7.14300            7.20628
               357      5.14694          5.21002         7.14694            7.21002
               358      5.15046          5.21219         7.15046            7.21219
               359      5.15253          5.21501         7.15253            7.21501
               360      5.15616          5.21656         7.15616            7.21656
               361      5.15697          5.21844         7.15697            7.21844
                   ------------------------------


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
GSAA-05-03 ( Libor + 200 )
Breakeven Tables for M2, B1, B3
(Using Statistical Data rolled 6 CPR)

o      The Pricing Prepayment Assumptions (100% PPC)
o      1-month Forward LIBOR curves Libor + 200 (as of close on January 31,
       2005) are used
o      Specified loss severity, 100% advancing of principal and interest
o      There is a 12 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o      Certificates are prices at par
o      Based on preliminary spreads and balances


                  ------------------------------------------------------------------------------------------------------------------
                                                         First Dollar of Loss           Libor Flat                0% Return
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 4.29                     4.55                      5.76
                                    Yield (%)                             7.3268                   6.5487                    0.0470
                  (45 % Severity)   WAL (years)                            11.36                    11.24                      8.22
                                    Modified Duration                       7.72                     7.78                      8.85
                                    Principal Window               Feb14 - Oct34            Apr14 - Oct34             Nov15 - Oct34
                                    Principal Writedown         4,888.19 (0.05%)    1,057,536.74 (10.68%)     5,958,502.90 (60.15%)
                                    Total Collat Loss      18,834,608.29 (4.85%)    19,868,495.09 (5.11%)     24,537,282.73 (6.32%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 3.24                     3.44                      3.94
                                    Yield (%)                             8.0171                   6.6574                    0.1470
                  (45 % Severity)   WAL (years)                            13.71                    13.04                      8.63
                                    Modified Duration                       8.41                     8.50                      9.92
                                    Principal Window               May16 - Oct34            Nov16 - Oct34             Dec18 - Oct34
                                    Principal Writedown        35,252.89 (0.83%)      892,516.74 (20.89%)     2,916,076.57 (68.24%)
                                    Total Collat Loss      14,542,896.71 (3.74%)    15,375,094.01 (3.96%)     17,425,038.90 (4.49%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 2.02                     2.21                      2.52
                                    Yield (%)                             9.1681                   6.5837                    0.4014
                  (45 % Severity)   WAL (years)                            12.34                    10.20                      6.67
                                    Modified Duration                       7.66                     8.10                      9.19
                                    Principal Window               Oct16 - Apr18            Jan17 - Apr18             Aug17 - May18
                                    Principal Writedown         4,154.65 (0.21%)      430,403.30 (22.17%)     1,113,930.88 (57.39%)
                                    Total Collat Loss       9,308,875.33 (2.40%)    10,142,296.31 (2.61%)     11,487,377.51 (2.96%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 3.50                     3.71                      4.69
                                    Yield (%)                             7.3363                   6.5689                    0.0803
                  (55 % Severity)   WAL (years)                            11.57                    11.45                      8.35
                                    Modified Duration                       7.81                     7.87                      9.00
                                    Principal Window               Apr14 - Oct34            Jun14 - Oct34             Mar16 - Oct34
                                    Principal Writedown         9,631.30 (0.10%)    1,070,205.28 (10.80%)     6,037,706.56 (60.95%)
                                    Total Collat Loss      19,095,238.64 (4.92%)    20,151,301.37 (5.19%)     24,958,518.98 (6.43%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 2.65                     2.81                      3.22
                                    Yield (%)                             8.0336                   6.7408                    0.2163
                  (55 % Severity)   WAL (years)                            13.89                    13.27                      8.75
                                    Modified Duration                       8.47                     8.55                     10.01
                                    Principal Window               Jul16 - Oct34            Jan17 - Oct34             Mar19 - Oct34
                                    Principal Writedown        28,091.47 (0.66%)      870,388.89 (20.37%)     2,928,352.63 (68.53%)
                                    Total Collat Loss      14,722,996.09 (3.79%)    15,558,211.93 (4.01%)     17,672,459.76 (4.55%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 1.66                     1.81                      2.07
                                    Yield (%)                             9.0818                   6.5910                    0.1586
                  (55 % Severity)   WAL (years)                            12.37                    10.29                      6.61
                                    Modified Duration                       7.72                     8.15                      9.26
                                    Principal Window               Nov16 - Jun18            Feb17 - May18             Oct17 - Jun18
                                    Principal Writedown        20,399.37 (1.05%)      431,603.55 (22.24%)     1,132,544.94 (58.35%)
                                    Total Collat Loss       9,424,078.24 (2.43%)    10,241,765.91 (2.64%)     11,646,391.82 (3.00%)
                  ------------------------------------------------------------------------------------------------------------------


                   Fwd:         (as of Jan 31, 2005)
                   ------------------------------
Period                   1 Mth            6 Mth
                   ------------------------------
                 1      2.66416          3.05172         4.66416            5.05172
                 2      2.85323          3.16468         4.85323            5.16468
                 3      3.04545          3.26874         5.04545            5.26874
                 4      3.13177          3.34324         5.13177            5.34324
                 5      3.20365          3.41598         5.20365            5.41598
                 6      3.28422          3.49617         5.28422            5.49617
                 7      3.35949          3.56054         5.35949            5.56054
                 8      3.43865          3.62016         5.43865            5.62016
                 9      3.50787          3.68081         5.50787            5.68081
                10      3.56377          3.73386         5.56377            5.73386
                11      3.66242          3.78415         5.66242            5.78415
                12      3.67098          3.82239         5.67098            5.82239
                13      3.72329          3.86305         5.72329            5.86305
                14      3.78245          3.89914         5.78245            5.89914
                15      3.82986          3.92755         5.82986            5.92755
                16      3.85805          3.95338         5.85805            5.95338
                17      3.88343          3.97949         5.88343            5.97949
                18      3.90937          4.00244         5.90937            6.00244
                19      3.93507          4.02687         5.93507            6.02687
                20      3.95658          4.04744         5.95658            6.04744
                21      3.97982          4.06573         5.97982            6.06573
                22      4.00535          4.08149         6.00535            6.08149
                23      4.03213          4.09572         6.03213            6.09572
                24      4.05277          4.10506         6.05277            6.10506
                25      4.05994          4.11399         6.05994            6.11399
                26      4.06444          4.12471         6.06444            6.12471
                27      4.07159          4.13578         6.07159            6.13578
                28      4.08168          4.14952         6.08168            6.14952
                29      4.09127          4.16495         6.09127            6.16495
                30      4.10400          4.18156         6.10400            6.18156
                31      4.11879          4.20150         6.11879            6.20150
                32      4.13385          4.22024         6.13385            6.22024
                33      4.15149          4.23942         6.15149            6.23942
                34      4.17092          4.25966         6.17092            6.25966
                35      4.19146          4.28046         6.19146            6.28046
                36      4.21468          4.30025         6.21468            6.30025
                37      4.23410          4.32196         6.23410            6.32196
                38      4.25273          4.33963         6.25273            6.33963
                39      4.27165          4.35817         6.27165            6.35817
                40      4.29092          4.37761         6.29092            6.37761
                41      4.30939          4.39509         6.30939            6.39509
                42      4.32974          4.41336         6.32974            6.41336
                43      4.34659          4.43167         6.34659            6.43167
                44      4.36405          4.44867         6.36405            6.44867
                45      4.38239          4.46797         6.38239            6.46797
                46      4.39882          4.48890         6.39882            6.48890
                47      4.41601          4.50690         6.41601            6.50690
                48      4.43433          4.52622         6.43433            6.52622
                49      4.45445          4.54635         6.45445            6.54635
                50      4.47539          4.56405         6.47539            6.56405
                51      4.49647          4.58061         6.49647            6.58061
                52      4.51338          4.59639         6.51338            6.59639
                53      4.53021          4.61052         6.53021            6.61052
                54      4.54693          4.62483         6.54693            6.62483
                55      4.56125          4.63608         6.56125            6.63608
                56      4.57445          4.64691         6.57445            6.64691
                57      4.58694          4.65939         6.58694            6.65939
                58      4.59763          4.67204         6.59763            6.67204
                59      4.60854          4.68468         6.60854            6.68468
                60      4.61776          4.69761         6.61776            6.69761
                61      4.63101          4.71177         6.63101            6.71177
                62      4.64575          4.72558         6.64575            6.72558
                63      4.65980          4.73917         6.65980            6.73917
                64      4.67285          4.75073         6.67285            6.75073
                65      4.68550          4.76242         6.68550            6.76242
                66      4.69818          4.77461         6.69818            6.77461
                67      4.71027          4.78531         6.71027            6.78531
                68      4.72235          4.79498         6.72235            6.79498
                69      4.73233          4.80756         6.73233            6.80756
                70      4.74273          4.81715         6.74273            6.81715
                71      4.75346          4.82880         6.75346            6.82880
                72      4.76312          4.84092         6.76312            6.84092
                73      4.77370          4.85194         6.77370            6.85194
                74      4.78755          4.86413         6.78755            6.86413
                75      4.79692          4.87533         6.79692            6.87533
                76      4.80908          4.88683         6.80908            6.88683
                77      4.82105          4.89762         6.82105            6.89762
                78      4.83121          4.90859         6.83121            6.90859
                79      4.84264          4.91992         6.84264            6.91992
                80      4.85361          4.93002         6.85361            6.93002
                81      4.86393          4.94125         6.86393            6.94125
                82      4.87424          4.95221         6.87424            6.95221
                83      4.88489          4.96484         6.88489            6.96484
                84      4.89561          4.97475         6.89561            6.97475
                85      4.90632          4.98624         6.90632            6.98624
                86      4.91823          4.99834         6.91823            6.99834
                87      4.92909          5.00834         6.92909            7.00834
                88      4.94144          5.01931         6.94144            7.01931
                89      4.95048          5.02951         6.95048            7.02951
                90      4.96167          5.03986         6.96167            7.03986
                91      4.97264          5.05106         6.97264            7.05106
                92      4.98166          5.05966         6.98166            7.05966
                93      4.99202          5.06950         6.99202            7.06950
                94      5.00178          5.07963         7.00178            7.07963
                95      5.01080          5.09094         7.01080            7.09094
                96      5.02186          5.10093         7.02186            7.10093
                97      5.03140          5.11141         7.03140            7.11141
                98      5.04210          5.12240         7.04210            7.12240
                99      5.05279          5.13230         7.05279            7.13230
               100      5.06395          5.14313         7.06395            7.14313
               101      5.07275          5.15057         7.07275            7.15057
               102      5.08276          5.15976         7.08276            7.15976
               103      5.09196          5.16869         7.09196            7.16869
               104      5.10023          5.17564         7.10023            7.17564
               105      5.10979          5.18392         7.10979            7.18392
               106      5.11578          5.19161         7.11578            7.19161
               107      5.12401          5.20116         7.12401            7.20116
               108      5.13223          5.20966         7.13223            7.20966
               109      5.13990          5.21960         7.13990            7.21960
               110      5.14939          5.22814         7.14939            7.22814
               111      5.15820          5.23649         7.15820            7.23649
               112      5.16727          5.24559         7.16727            7.24559
               113      5.17534          5.25267         7.17534            7.25267
               114      5.18490          5.26074         7.18490            7.26074
               115      5.19145          5.26787         7.19145            7.26787
               116      5.19922          5.27463         7.19922            7.27463
               117      5.20748          5.28281         7.20748            7.28281
               118      5.21348          5.29165         7.21348            7.29165
               119      5.22099          5.29877         7.22099            7.29877
               120      5.22830          5.30652         7.22830            7.30652
               121      5.23558          5.31529         7.23558            7.31529
               122      5.24495          5.32347         7.24495            7.32347
               123      5.25426          5.33053         7.25426            7.33053
               124      5.26014          5.33718         7.26014            7.33718
               125      5.26799          5.34433         7.26799            7.34433
               126      5.27598          5.35206         7.27598            7.35206
               127      5.28206          5.35692         7.28206            7.35692
               128      5.28835          5.36216         7.28835            7.36216
               129      5.29478          5.36927         7.29478            7.36927
               130      5.30008          5.37362         7.30008            7.37362
               131      5.30676          5.37986         7.30676            7.37986
               132      5.31044          5.38591         7.31044            7.38591
               133      5.31575          5.39193         7.31575            7.39193
               134      5.32325          5.39920         7.32325            7.39920
               135      5.32736          5.40554         7.32736            7.40554
               136      5.33464          5.41307         7.33464            7.41307
               137      5.34179          5.41995         7.34179            7.41995
               138      5.34738          5.42733         7.34738            7.42733
               139      5.35508          5.43589         7.35508            7.43589
               140      5.36245          5.44273         7.36245            7.44273
               141      5.36954          5.45214         7.36954            7.45214
               142      5.37713          5.46033         7.37713            7.46033
               143      5.38549          5.46964         7.38549            7.46964
               144      5.39432          5.47849         7.39432            7.47849
               145      5.40277          5.48636         7.40277            7.48636
               146      5.41356          5.49584         7.41356            7.49584
               147      5.42087          5.50077         7.42087            7.50077
               148      5.42929          5.50782         7.42929            7.50782
               149      5.43633          5.51339         7.43633            7.51339
               150      5.44203          5.51621         7.44203            7.51621
               151      5.44872          5.52026         7.44872            7.52026
               152      5.45115          5.52206         7.45115            7.52206
               153      5.45640          5.52749         7.45640            7.52749
               154      5.45940          5.53131         7.45940            7.53131
               155      5.45975          5.53700         7.45975            7.53700
               156      5.46385          5.54179         7.46385            7.54179
               157      5.46949          5.54705         7.46949            7.54705
               158      5.47709          5.55288         7.47709            7.55288
               159      5.48232          5.55532         7.48232            7.55532
               160      5.48838          5.55806         7.48838            7.55806
               161      5.48999          5.55863         7.48999            7.55863
               162      5.49390          5.55978         7.49390            7.55978
               163      5.49617          5.56022         7.49617            7.56022
               164      5.49574          5.55826         7.49574            7.55826
               165      5.49644          5.55825         7.49644            7.55825
               166      5.49534          5.55808         7.49534            7.55808
               167      5.49287          5.55914         7.49287            7.55914
               168      5.49252          5.55965         7.49252            7.55965
               169      5.49304          5.56000         7.49304            7.56000
               170      5.49564          5.56164         7.49564            7.56164
               171      5.49760          5.56170         7.49760            7.56170
               172      5.49928          5.56175         7.49928            7.56175
               173      5.49807          5.55817         7.49807            7.55817
               174      5.49819          5.55630         7.49819            7.55630
               175      5.49666          5.55320         7.49666            7.55320
               176      5.49395          5.54848         7.49395            7.54848
               177      5.49202          5.54533         7.49202            7.54533
               178      5.48607          5.54162         7.48607            7.54162
               179      5.48284          5.53871         7.48284            7.53871
               180      5.47848          5.53550         7.47848            7.53550
               181      5.47441          5.53300         7.47441            7.53300
               182      5.47347          5.53158         7.47347            7.53158
               183      5.47190          5.52876         7.47190            7.52876
               184      5.46752          5.52538         7.46752            7.52538
               185      5.46613          5.52389         7.46613            7.52389
               186      5.46456          5.52259         7.46456            7.52259
               187      5.46132          5.51884         7.46132            7.51884
               188      5.45895          5.51560         7.45895            7.51560
               189      5.45694          5.51348         7.45694            7.51348
               190      5.45407          5.51086         7.45407            7.51086
               191      5.45275          5.50831         7.45275            7.50831
               192      5.44856          5.50436         7.44856            7.50436
               193      5.44579          5.50259         7.44579            7.50259
               194      5.44456          5.50126         7.44456            7.50126
               195      5.44195          5.49890         7.44195            7.49890
               196      5.43894          5.49539         7.43894            7.49539
               197      5.43637          5.49270         7.43637            7.49270
               198      5.43413          5.49072         7.43413            7.49072
               199      5.43142          5.48751         7.43142            7.48751
               200      5.42905          5.48355         7.42905            7.48355
               201      5.42511          5.48094         7.42511            7.48094
               202      5.42287          5.47785         7.42287            7.47785
               203      5.42088          5.47538         7.42088            7.47538
               204      5.41723          5.47232         7.41723            7.47232
               205      5.41375          5.46907         7.41375            7.46907
               206      5.41295          5.46744         7.41295            7.46744
               207      5.40806          5.46349         7.40806            7.46349
               208      5.40649          5.46145         7.40649            7.46145
               209      5.40390          5.45801         7.40390            7.45801
               210      5.39975          5.45444         7.39975            7.45444
               211      5.39766          5.45223         7.39766            7.45223
               212      5.39463          5.44800         7.39463            7.44800
               213      5.39123          5.44517         7.39123            7.44517
               214      5.38825          5.44171         7.38825            7.44171
               215      5.38561          5.43894         7.38561            7.43894
               216      5.38248          5.43569         7.38248            7.43569
               217      5.37829          5.43205         7.37829            7.43205
               218      5.37682          5.43083         7.37682            7.43083
               219      5.37248          5.42599         7.37248            7.42599
               220      5.37016          5.42390         7.37016            7.42390
               221      5.36692          5.42122         7.36692            7.42122
               222      5.36331          5.41642         7.36331            7.41642
               223      5.36116          5.41344         7.36116            7.41344
               224      5.35590          5.40907         7.35590            7.40907
               225      5.35426          5.40628         7.35426            7.40628
               226      5.35113          5.40197         7.35113            7.40197
               227      5.34547          5.39787         7.34547            7.39787
               228      5.34386          5.39546         7.34386            7.39546
               229      5.34042          5.39189         7.34042            7.39189
               230      5.33628          5.38828         7.33628            7.38828
               231      5.33336          5.38523         7.33336            7.38523
               232      5.33064          5.38271         7.33064            7.38271
               233      5.32598          5.37756         7.32598            7.37756
               234      5.32332          5.37478         7.32332            7.37478
               235      5.31974          5.37131         7.31974            7.37131
               236      5.31580          5.36622         7.31580            7.36622
               237      5.31328          5.36193         7.31328            7.36193
               238      5.30773          5.35596         7.30773            7.35596
               239      5.30540          5.35236         7.30540            7.35236
               240      5.30159          5.34680         7.30159            7.34680
               241      5.29474          5.34151         7.29474            7.34151
               242      5.29038          5.33701         7.29038            7.33701
               243      5.28517          5.33196         7.28517            7.33196
               244      5.28037          5.32764         7.28037            7.32764
               245      5.27491          5.32202         7.27491            7.32202
               246      5.27093          5.31762         7.27093            7.31762
               247      5.26446          5.31192         7.26446            7.31192
               248      5.26026          5.30726         7.26026            7.30726
               249      5.25631          5.30319         7.25631            7.30319
               250      5.25064          5.29863         7.25064            7.29863
               251      5.24706          5.29460         7.24706            7.29460
               252      5.24268          5.29009         7.24268            7.29009
               253      5.23748          5.28633         7.23748            7.28633
               254      5.23466          5.28340         7.23466            7.28340
               255      5.23093          5.27922         7.23093            7.27922
               256      5.22592          5.27504         7.22592            7.27504
               257      5.22266          5.27197         7.22266            7.27197
               258      5.21970          5.26956         7.21970            7.26956
               259      5.21535          5.26507         7.21535            7.26507
               260      5.21197          5.26123         7.21197            7.26123
               261      5.20902          5.25850         7.20902            7.25850
               262      5.20543          5.25544         7.20543            7.25544
               263      5.20336          5.25259         7.20336            7.25259
               264      5.19882          5.24858         7.19882            7.24858
               265      5.19575          5.24672         7.19575            7.24672
               266      5.19419          5.24538         7.19419            7.24538
               267      5.19147          5.24324         7.19147            7.24324
               268      5.18854          5.24018         7.18854            7.24018
               269      5.18613          5.23800         7.18613            7.23800
               270      5.18416          5.23661         7.18416            7.23661
               271      5.18189          5.23423         7.18189            7.23423
               272      5.18008          5.23162         7.18008            7.23162
               273      5.17695          5.22976         7.17695            7.22976
               274      5.17549          5.22818         7.17549            7.22818
               275      5.17441          5.22701         7.17441            7.22701
               276      5.17197          5.22514         7.17197            7.22514
               277      5.17008          5.22384         7.17008            7.22384
               278      5.16973          5.22412         7.16973            7.22412
               279      5.16726          5.22153         7.16726            7.22153
               280      5.16678          5.22131         7.16678            7.22131
               281      5.16563          5.22078         7.16563            7.22078
               282      5.16424          5.21928         7.16424            7.21928
               283      5.16441          5.21900         7.16441            7.21900
               284      5.16176          5.21658         7.16176            7.21658
               285      5.16220          5.21729         7.16220            7.21729
               286      5.16196          5.21660         7.16196            7.21660
               287      5.16038          5.21676         7.16038            7.21676
               288      5.16077          5.21630         7.16077            7.21630
               289      5.15941          5.21631         7.15941            7.21631
               290      5.16038          5.21795         7.16038            7.21795
               291      5.15997          5.21743         7.15997            7.21743
               292      5.16115          5.21816         7.16115            7.21816
               293      5.15948          5.21790         7.15948            7.21790
               294      5.16087          5.21920         7.16087            7.21920
               295      5.16166          5.22050         7.16166            7.22050
               296      5.16106          5.21894         7.16106            7.21894
               297      5.16241          5.21825         7.16241            7.21825
               298      5.16315          5.21651         7.16315            7.21651
               299      5.16362          5.21473         7.16362            7.21473
               300      5.16470          5.21170         7.16470            7.21170
               301      5.15964          5.20752         7.15964            7.20752
               302      5.15680          5.20554         7.15680            7.20554
               303      5.15396          5.20292         7.15396            7.20292
               304      5.15144          5.20097         7.15144            7.20097
               305      5.14725          5.19666         7.14725            7.19666
               306      5.14506          5.19471         7.14506            7.19471
               307      5.14215          5.19237         7.14215            7.19237
               308      5.13905          5.18883         7.13905            7.18883
               309      5.13744          5.18649         7.13744            7.18649
               310      5.13310          5.18303         7.13310            7.18303
               311      5.13189          5.18206         7.13189            7.18206
               312      5.12990          5.17966         7.12990            7.17966
               313      5.12632          5.17800         7.12632            7.17800
               314      5.12510          5.17669         7.12510            7.17669
               315      5.12320          5.17504         7.12320            7.17504
               316      5.12175          5.17420         7.12175            7.17420
               317      5.11968          5.17204         7.11968            7.17204
               318      5.11914          5.17109         7.11914            7.17109
               319      5.11619          5.16909         7.11619            7.16909
               320      5.11525          5.16805         7.11525            7.16805
               321      5.11472          5.16746         7.11472            7.16746
               322      5.11252          5.16621         7.11252            7.16621
               323      5.11225          5.16588         7.11225            7.16588
               324      5.11135          5.16490         7.11135            7.16490
               325      5.10987          5.16439         7.10987            7.16439
               326      5.10995          5.16476         7.10995            7.16476
               327      5.10940          5.16487         7.10940            7.16487
               328      5.10861          5.16400         7.10861            7.16400
               329      5.10831          5.16398         7.10831            7.16398
               330      5.10847          5.16482         7.10847            7.16482
               331      5.10840          5.16467         7.10840            7.16467
               332      5.10880          5.16389         7.10880            7.16389
               333      5.10787          5.16475         7.10787            7.16475
               334      5.10850          5.16491         7.10850            7.16491
               335      5.10962          5.16597         7.10962            7.16597
               336      5.10941          5.16682         7.10941            7.16682
               337      5.10928          5.16735         7.10928            7.16735
               338      5.11182          5.16947         7.11182            7.16947
               339      5.11086          5.16996         7.11086            7.16996
               340      5.11288          5.17192         7.11288            7.17192
               341      5.11436          5.17295         7.11436            7.17295
               342      5.11447          5.17415         7.11447            7.17415
               343      5.11649          5.17650         7.11649            7.17650
               344      5.11794          5.17708         7.11794            7.17708
               345      5.11912          5.17939         7.11912            7.17939
               346      5.12076          5.18094         7.12076            7.18094
               347      5.12290          5.18342         7.12290            7.18342
               348      5.12482          5.18569         7.12482            7.18569
               349      5.12567          5.18766         7.12567            7.18766
               350      5.12922          5.19199         7.12922            7.19199
               351      5.13036          5.19304         7.13036            7.19304
               352      5.13340          5.19645         7.13340            7.19645
               353      5.13591          5.19973         7.13591            7.19973
               354      5.13813          5.20188         7.13813            7.20188
               355      5.14202          5.20525         7.14202            7.20525
               356      5.14300          5.20628         7.14300            7.20628
               357      5.14694          5.21002         7.14694            7.21002
               358      5.15046          5.21219         7.15046            7.21219
               359      5.15253          5.21501         7.15253            7.21501
               360      5.15616          5.21656         7.15616            7.21656
               361      5.15697          5.21844         7.15697            7.21844
                   ------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be
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
GSAA-05-03 ( Libor + 200 )
Breakeven Tables for M2, B1, B3
(Using Statistical Data rolled 6 CPR)

o      The Pricing Prepayment Assumptions (65% PPC)
o      1-month Forward LIBOR curves Libor + 200 (as of close on January 31,
       2005) are used
o      Specified  loss severity, 100% advancing of principal and interest
o      There is a 12 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o      Certificates are prices at par
o      Based on preliminary spreads and balances


                  ------------------------------------------------------------------------------------------------------------------
                                                         First Dollar of Loss           Libor Flat                0% Return
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 4.29                     4.55                      5.52
                                    Yield (%)                             7.5178                   6.7441                    0.0868
                  (45 % Severity)   WAL (years)                            16.76                    16.26                      9.98
                                    Modified Duration                       9.65                     9.68                     11.32
                                    Principal Window               Jul18 - Oct34            Jan19 - Oct34             May22 - Oct34
                                    Principal Writedown         4,381.73 (0.04%)    1,565,744.42 (15.81%)     7,349,510.55 (74.19%)
                                    Total Collat Loss      28,278,326.95 (7.28%)    29,735,423.32 (7.65%)     34,956,990.35 (9.00%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 3.53                     3.75                      4.14
                                    Yield (%)                             8.1554                   6.9008                    0.0697
                  (45 % Severity)   WAL (years)                            16.94                       18                      9.97
                                    Modified Duration                       9.55                    10.54                     12.29
                                    Principal Window               Sep20 - Jan24            Jun22 - Oct34             Oct26 - Oct34
                                    Principal Writedown        15,678.88 (0.37%)      804,908.40 (18.84%)     3,446,436.42 (80.66%)
                                    Total Collat Loss      23,870,480.96 (6.15%)    25,169,817.67 (6.48%)     27,426,136.81 (7.06%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 2.16                     2.35                      2.71
                                    Yield (%)                             9.1716                   6.8158                    0.1304
                  (45 % Severity)   WAL (years)                            18.49                    14.72                      7.33
                                    Modified Duration                       9.24                     9.97                     12.11
                                    Principal Window               Nov22 - Dec24            Feb23 - Oct24             Oct23 - Jul24
                                    Principal Writedown        21,414.31 (1.10%)      470,295.12 (24.23%)     1,330,842.83 (68.56%)
                                    Total Collat Loss      15,318,764.14 (3.94%)    16,554,431.28 (4.26%)     18,850,619.55 (4.85%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class M-2     CDR (%)                                 3.51                     3.72                      4.50
                                    Yield (%)                             7.5232                   6.7528                    0.0356
                  (55 % Severity)   WAL (years)                             17.2                    16.67                      10.1
                                    Modified Duration                       9.78                     9.80                     11.50
                                    Principal Window               Dec18 - Oct34            Jun19 - Oct34             Mar23 - Oct34
                                    Principal Writedown        27,042.48 (0.27%)    1,614,035.53 (16.29%)     7,498,017.49 (75.69%)
                                    Total Collat Loss      29,029,369.46 (7.47%)    30,547,844.11 (7.86%)     36,003,095.77 (9.27%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-1     CDR (%)                                 2.89                     3.08                      3.39
                                    Yield (%)                             8.1964                   6.8632                    0.0867
                  (55 % Severity)   WAL (years)                            17.21                    18.26                     10.07
                                    Modified Duration                       9.62                    10.66                     12.36
                                    Principal Window               Dec20 - Jun24            Nov22 - Oct34             May27 - Oct34
                                    Principal Writedown        15,615.75 (0.37%)      824,665.06 (19.30%)     3,477,069.97 (81.37%)
                                    Total Collat Loss      24,416,383.86 (6.29%)    25,851,102.57 (6.65%)     28,151,841.96 (7.25%)
                  ------------------------------------------------------------------------------------------------------------------
                      Class B-3     CDR (%)                                 1.77                     1.92                      2.22
                                    Yield (%)                             9.1645                   6.9130                    0.1955
                  (55 % Severity)   WAL (years)                            18.73                    15.05                      7.42
                                    Modified Duration                       9.29                    10.01                     12.24
                                    Principal Window               Feb23 - Mar25            May23 - Feb25             Feb24 - Nov24
                                    Principal Writedown        22,858.86 (1.18%)      455,874.53 (23.49%)     1,331,832.18 (68.62%)
                                    Total Collat Loss      15,557,838.96 (4.01%)    16,785,643.54 (4.32%)     19,201,966.15 (4.94%)
                  ------------------------------------------------------------------------------------------------------------------


                   Fwd:         (as of Jan 31, 2005)
                   ------------------------------
Period                   1 Mth            6 Mth
                   ------------------------------
                 1      2.66416          3.05172         4.66416            5.05172
                 2      2.85323          3.16468         4.85323            5.16468
                 3      3.04545          3.26874         5.04545            5.26874
                 4      3.13177          3.34324         5.13177            5.34324
                 5      3.20365          3.41598         5.20365            5.41598
                 6      3.28422          3.49617         5.28422            5.49617
                 7      3.35949          3.56054         5.35949            5.56054
                 8      3.43865          3.62016         5.43865            5.62016
                 9      3.50787          3.68081         5.50787            5.68081
                10      3.56377          3.73386         5.56377            5.73386
                11      3.66242          3.78415         5.66242            5.78415
                12      3.67098          3.82239         5.67098            5.82239
                13      3.72329          3.86305         5.72329            5.86305
                14      3.78245          3.89914         5.78245            5.89914
                15      3.82986          3.92755         5.82986            5.92755
                16      3.85805          3.95338         5.85805            5.95338
                17      3.88343          3.97949         5.88343            5.97949
                18      3.90937          4.00244         5.90937            6.00244
                19      3.93507          4.02687         5.93507            6.02687
                20      3.95658          4.04744         5.95658            6.04744
                21      3.97982          4.06573         5.97982            6.06573
                22      4.00535          4.08149         6.00535            6.08149
                23      4.03213          4.09572         6.03213            6.09572
                24      4.05277          4.10506         6.05277            6.10506
                25      4.05994          4.11399         6.05994            6.11399
                26      4.06444          4.12471         6.06444            6.12471
                27      4.07159          4.13578         6.07159            6.13578
                28      4.08168          4.14952         6.08168            6.14952
                29      4.09127          4.16495         6.09127            6.16495
                30      4.10400          4.18156         6.10400            6.18156
                31      4.11879          4.20150         6.11879            6.20150
                32      4.13385          4.22024         6.13385            6.22024
                33      4.15149          4.23942         6.15149            6.23942
                34      4.17092          4.25966         6.17092            6.25966
                35      4.19146          4.28046         6.19146            6.28046
                36      4.21468          4.30025         6.21468            6.30025
                37      4.23410          4.32196         6.23410            6.32196
                38      4.25273          4.33963         6.25273            6.33963
                39      4.27165          4.35817         6.27165            6.35817
                40      4.29092          4.37761         6.29092            6.37761
                41      4.30939          4.39509         6.30939            6.39509
                42      4.32974          4.41336         6.32974            6.41336
                43      4.34659          4.43167         6.34659            6.43167
                44      4.36405          4.44867         6.36405            6.44867
                45      4.38239          4.46797         6.38239            6.46797
                46      4.39882          4.48890         6.39882            6.48890
                47      4.41601          4.50690         6.41601            6.50690
                48      4.43433          4.52622         6.43433            6.52622
                49      4.45445          4.54635         6.45445            6.54635
                50      4.47539          4.56405         6.47539            6.56405
                51      4.49647          4.58061         6.49647            6.58061
                52      4.51338          4.59639         6.51338            6.59639
                53      4.53021          4.61052         6.53021            6.61052
                54      4.54693          4.62483         6.54693            6.62483
                55      4.56125          4.63608         6.56125            6.63608
                56      4.57445          4.64691         6.57445            6.64691
                57      4.58694          4.65939         6.58694            6.65939
                58      4.59763          4.67204         6.59763            6.67204
                59      4.60854          4.68468         6.60854            6.68468
                60      4.61776          4.69761         6.61776            6.69761
                61      4.63101          4.71177         6.63101            6.71177
                62      4.64575          4.72558         6.64575            6.72558
                63      4.65980          4.73917         6.65980            6.73917
                64      4.67285          4.75073         6.67285            6.75073
                65      4.68550          4.76242         6.68550            6.76242
                66      4.69818          4.77461         6.69818            6.77461
                67      4.71027          4.78531         6.71027            6.78531
                68      4.72235          4.79498         6.72235            6.79498
                69      4.73233          4.80756         6.73233            6.80756
                70      4.74273          4.81715         6.74273            6.81715
                71      4.75346          4.82880         6.75346            6.82880
                72      4.76312          4.84092         6.76312            6.84092
                73      4.77370          4.85194         6.77370            6.85194
                74      4.78755          4.86413         6.78755            6.86413
                75      4.79692          4.87533         6.79692            6.87533
                76      4.80908          4.88683         6.80908            6.88683
                77      4.82105          4.89762         6.82105            6.89762
                78      4.83121          4.90859         6.83121            6.90859
                79      4.84264          4.91992         6.84264            6.91992
                80      4.85361          4.93002         6.85361            6.93002
                81      4.86393          4.94125         6.86393            6.94125
                82      4.87424          4.95221         6.87424            6.95221
                83      4.88489          4.96484         6.88489            6.96484
                84      4.89561          4.97475         6.89561            6.97475
                85      4.90632          4.98624         6.90632            6.98624
                86      4.91823          4.99834         6.91823            6.99834
                87      4.92909          5.00834         6.92909            7.00834
                88      4.94144          5.01931         6.94144            7.01931
                89      4.95048          5.02951         6.95048            7.02951
                90      4.96167          5.03986         6.96167            7.03986
                91      4.97264          5.05106         6.97264            7.05106
                92      4.98166          5.05966         6.98166            7.05966
                93      4.99202          5.06950         6.99202            7.06950
                94      5.00178          5.07963         7.00178            7.07963
                95      5.01080          5.09094         7.01080            7.09094
                96      5.02186          5.10093         7.02186            7.10093
                97      5.03140          5.11141         7.03140            7.11141
                98      5.04210          5.12240         7.04210            7.12240
                99      5.05279          5.13230         7.05279            7.13230
               100      5.06395          5.14313         7.06395            7.14313
               101      5.07275          5.15057         7.07275            7.15057
               102      5.08276          5.15976         7.08276            7.15976
               103      5.09196          5.16869         7.09196            7.16869
               104      5.10023          5.17564         7.10023            7.17564
               105      5.10979          5.18392         7.10979            7.18392
               106      5.11578          5.19161         7.11578            7.19161
               107      5.12401          5.20116         7.12401            7.20116
               108      5.13223          5.20966         7.13223            7.20966
               109      5.13990          5.21960         7.13990            7.21960
               110      5.14939          5.22814         7.14939            7.22814
               111      5.15820          5.23649         7.15820            7.23649
               112      5.16727          5.24559         7.16727            7.24559
               113      5.17534          5.25267         7.17534            7.25267
               114      5.18490          5.26074         7.18490            7.26074
               115      5.19145          5.26787         7.19145            7.26787
               116      5.19922          5.27463         7.19922            7.27463
               117      5.20748          5.28281         7.20748            7.28281
               118      5.21348          5.29165         7.21348            7.29165
               119      5.22099          5.29877         7.22099            7.29877
               120      5.22830          5.30652         7.22830            7.30652
               121      5.23558          5.31529         7.23558            7.31529
               122      5.24495          5.32347         7.24495            7.32347
               123      5.25426          5.33053         7.25426            7.33053
               124      5.26014          5.33718         7.26014            7.33718
               125      5.26799          5.34433         7.26799            7.34433
               126      5.27598          5.35206         7.27598            7.35206
               127      5.28206          5.35692         7.28206            7.35692
               128      5.28835          5.36216         7.28835            7.36216
               129      5.29478          5.36927         7.29478            7.36927
               130      5.30008          5.37362         7.30008            7.37362
               131      5.30676          5.37986         7.30676            7.37986
               132      5.31044          5.38591         7.31044            7.38591
               133      5.31575          5.39193         7.31575            7.39193
               134      5.32325          5.39920         7.32325            7.39920
               135      5.32736          5.40554         7.32736            7.40554
               136      5.33464          5.41307         7.33464            7.41307
               137      5.34179          5.41995         7.34179            7.41995
               138      5.34738          5.42733         7.34738            7.42733
               139      5.35508          5.43589         7.35508            7.43589
               140      5.36245          5.44273         7.36245            7.44273
               141      5.36954          5.45214         7.36954            7.45214
               142      5.37713          5.46033         7.37713            7.46033
               143      5.38549          5.46964         7.38549            7.46964
               144      5.39432          5.47849         7.39432            7.47849
               145      5.40277          5.48636         7.40277            7.48636
               146      5.41356          5.49584         7.41356            7.49584
               147      5.42087          5.50077         7.42087            7.50077
               148      5.42929          5.50782         7.42929            7.50782
               149      5.43633          5.51339         7.43633            7.51339
               150      5.44203          5.51621         7.44203            7.51621
               151      5.44872          5.52026         7.44872            7.52026
               152      5.45115          5.52206         7.45115            7.52206
               153      5.45640          5.52749         7.45640            7.52749
               154      5.45940          5.53131         7.45940            7.53131
               155      5.45975          5.53700         7.45975            7.53700
               156      5.46385          5.54179         7.46385            7.54179
               157      5.46949          5.54705         7.46949            7.54705
               158      5.47709          5.55288         7.47709            7.55288
               159      5.48232          5.55532         7.48232            7.55532
               160      5.48838          5.55806         7.48838            7.55806
               161      5.48999          5.55863         7.48999            7.55863
               162      5.49390          5.55978         7.49390            7.55978
               163      5.49617          5.56022         7.49617            7.56022
               164      5.49574          5.55826         7.49574            7.55826
               165      5.49644          5.55825         7.49644            7.55825
               166      5.49534          5.55808         7.49534            7.55808
               167      5.49287          5.55914         7.49287            7.55914
               168      5.49252          5.55965         7.49252            7.55965
               169      5.49304          5.56000         7.49304            7.56000
               170      5.49564          5.56164         7.49564            7.56164
               171      5.49760          5.56170         7.49760            7.56170
               172      5.49928          5.56175         7.49928            7.56175
               173      5.49807          5.55817         7.49807            7.55817
               174      5.49819          5.55630         7.49819            7.55630
               175      5.49666          5.55320         7.49666            7.55320
               176      5.49395          5.54848         7.49395            7.54848
               177      5.49202          5.54533         7.49202            7.54533
               178      5.48607          5.54162         7.48607            7.54162
               179      5.48284          5.53871         7.48284            7.53871
               180      5.47848          5.53550         7.47848            7.53550
               181      5.47441          5.53300         7.47441            7.53300
               182      5.47347          5.53158         7.47347            7.53158
               183      5.47190          5.52876         7.47190            7.52876
               184      5.46752          5.52538         7.46752            7.52538
               185      5.46613          5.52389         7.46613            7.52389
               186      5.46456          5.52259         7.46456            7.52259
               187      5.46132          5.51884         7.46132            7.51884
               188      5.45895          5.51560         7.45895            7.51560
               189      5.45694          5.51348         7.45694            7.51348
               190      5.45407          5.51086         7.45407            7.51086
               191      5.45275          5.50831         7.45275            7.50831
               192      5.44856          5.50436         7.44856            7.50436
               193      5.44579          5.50259         7.44579            7.50259
               194      5.44456          5.50126         7.44456            7.50126
               195      5.44195          5.49890         7.44195            7.49890
               196      5.43894          5.49539         7.43894            7.49539
               197      5.43637          5.49270         7.43637            7.49270
               198      5.43413          5.49072         7.43413            7.49072
               199      5.43142          5.48751         7.43142            7.48751
               200      5.42905          5.48355         7.42905            7.48355
               201      5.42511          5.48094         7.42511            7.48094
               202      5.42287          5.47785         7.42287            7.47785
               203      5.42088          5.47538         7.42088            7.47538
               204      5.41723          5.47232         7.41723            7.47232
               205      5.41375          5.46907         7.41375            7.46907
               206      5.41295          5.46744         7.41295            7.46744
               207      5.40806          5.46349         7.40806            7.46349
               208      5.40649          5.46145         7.40649            7.46145
               209      5.40390          5.45801         7.40390            7.45801
               210      5.39975          5.45444         7.39975            7.45444
               211      5.39766          5.45223         7.39766            7.45223
               212      5.39463          5.44800         7.39463            7.44800
               213      5.39123          5.44517         7.39123            7.44517
               214      5.38825          5.44171         7.38825            7.44171
               215      5.38561          5.43894         7.38561            7.43894
               216      5.38248          5.43569         7.38248            7.43569
               217      5.37829          5.43205         7.37829            7.43205
               218      5.37682          5.43083         7.37682            7.43083
               219      5.37248          5.42599         7.37248            7.42599
               220      5.37016          5.42390         7.37016            7.42390
               221      5.36692          5.42122         7.36692            7.42122
               222      5.36331          5.41642         7.36331            7.41642
               223      5.36116          5.41344         7.36116            7.41344
               224      5.35590          5.40907         7.35590            7.40907
               225      5.35426          5.40628         7.35426            7.40628
               226      5.35113          5.40197         7.35113            7.40197
               227      5.34547          5.39787         7.34547            7.39787
               228      5.34386          5.39546         7.34386            7.39546
               229      5.34042          5.39189         7.34042            7.39189
               230      5.33628          5.38828         7.33628            7.38828
               231      5.33336          5.38523         7.33336            7.38523
               232      5.33064          5.38271         7.33064            7.38271
               233      5.32598          5.37756         7.32598            7.37756
               234      5.32332          5.37478         7.32332            7.37478
               235      5.31974          5.37131         7.31974            7.37131
               236      5.31580          5.36622         7.31580            7.36622
               237      5.31328          5.36193         7.31328            7.36193
               238      5.30773          5.35596         7.30773            7.35596
               239      5.30540          5.35236         7.30540            7.35236
               240      5.30159          5.34680         7.30159            7.34680
               241      5.29474          5.34151         7.29474            7.34151
               242      5.29038          5.33701         7.29038            7.33701
               243      5.28517          5.33196         7.28517            7.33196
               244      5.28037          5.32764         7.28037            7.32764
               245      5.27491          5.32202         7.27491            7.32202
               246      5.27093          5.31762         7.27093            7.31762
               247      5.26446          5.31192         7.26446            7.31192
               248      5.26026          5.30726         7.26026            7.30726
               249      5.25631          5.30319         7.25631            7.30319
               250      5.25064          5.29863         7.25064            7.29863
               251      5.24706          5.29460         7.24706            7.29460
               252      5.24268          5.29009         7.24268            7.29009
               253      5.23748          5.28633         7.23748            7.28633
               254      5.23466          5.28340         7.23466            7.28340
               255      5.23093          5.27922         7.23093            7.27922
               256      5.22592          5.27504         7.22592            7.27504
               257      5.22266          5.27197         7.22266            7.27197
               258      5.21970          5.26956         7.21970            7.26956
               259      5.21535          5.26507         7.21535            7.26507
               260      5.21197          5.26123         7.21197            7.26123
               261      5.20902          5.25850         7.20902            7.25850
               262      5.20543          5.25544         7.20543            7.25544
               263      5.20336          5.25259         7.20336            7.25259
               264      5.19882          5.24858         7.19882            7.24858
               265      5.19575          5.24672         7.19575            7.24672
               266      5.19419          5.24538         7.19419            7.24538
               267      5.19147          5.24324         7.19147            7.24324
               268      5.18854          5.24018         7.18854            7.24018
               269      5.18613          5.23800         7.18613            7.23800
               270      5.18416          5.23661         7.18416            7.23661
               271      5.18189          5.23423         7.18189            7.23423
               272      5.18008          5.23162         7.18008            7.23162
               273      5.17695          5.22976         7.17695            7.22976
               274      5.17549          5.22818         7.17549            7.22818
               275      5.17441          5.22701         7.17441            7.22701
               276      5.17197          5.22514         7.17197            7.22514
               277      5.17008          5.22384         7.17008            7.22384
               278      5.16973          5.22412         7.16973            7.22412
               279      5.16726          5.22153         7.16726            7.22153
               280      5.16678          5.22131         7.16678            7.22131
               281      5.16563          5.22078         7.16563            7.22078
               282      5.16424          5.21928         7.16424            7.21928
               283      5.16441          5.21900         7.16441            7.21900
               284      5.16176          5.21658         7.16176            7.21658
               285      5.16220          5.21729         7.16220            7.21729
               286      5.16196          5.21660         7.16196            7.21660
               287      5.16038          5.21676         7.16038            7.21676
               288      5.16077          5.21630         7.16077            7.21630
               289      5.15941          5.21631         7.15941            7.21631
               290      5.16038          5.21795         7.16038            7.21795
               291      5.15997          5.21743         7.15997            7.21743
               292      5.16115          5.21816         7.16115            7.21816
               293      5.15948          5.21790         7.15948            7.21790
               294      5.16087          5.21920         7.16087            7.21920
               295      5.16166          5.22050         7.16166            7.22050
               296      5.16106          5.21894         7.16106            7.21894
               297      5.16241          5.21825         7.16241            7.21825
               298      5.16315          5.21651         7.16315            7.21651
               299      5.16362          5.21473         7.16362            7.21473
               300      5.16470          5.21170         7.16470            7.21170
               301      5.15964          5.20752         7.15964            7.20752
               302      5.15680          5.20554         7.15680            7.20554
               303      5.15396          5.20292         7.15396            7.20292
               304      5.15144          5.20097         7.15144            7.20097
               305      5.14725          5.19666         7.14725            7.19666
               306      5.14506          5.19471         7.14506            7.19471
               307      5.14215          5.19237         7.14215            7.19237
               308      5.13905          5.18883         7.13905            7.18883
               309      5.13744          5.18649         7.13744            7.18649
               310      5.13310          5.18303         7.13310            7.18303
               311      5.13189          5.18206         7.13189            7.18206
               312      5.12990          5.17966         7.12990            7.17966
               313      5.12632          5.17800         7.12632            7.17800
               314      5.12510          5.17669         7.12510            7.17669
               315      5.12320          5.17504         7.12320            7.17504
               316      5.12175          5.17420         7.12175            7.17420
               317      5.11968          5.17204         7.11968            7.17204
               318      5.11914          5.17109         7.11914            7.17109
               319      5.11619          5.16909         7.11619            7.16909
               320      5.11525          5.16805         7.11525            7.16805
               321      5.11472          5.16746         7.11472            7.16746
               322      5.11252          5.16621         7.11252            7.16621
               323      5.11225          5.16588         7.11225            7.16588
               324      5.11135          5.16490         7.11135            7.16490
               325      5.10987          5.16439         7.10987            7.16439
               326      5.10995          5.16476         7.10995            7.16476
               327      5.10940          5.16487         7.10940            7.16487
               328      5.10861          5.16400         7.10861            7.16400
               329      5.10831          5.16398         7.10831            7.16398
               330      5.10847          5.16482         7.10847            7.16482
               331      5.10840          5.16467         7.10840            7.16467
               332      5.10880          5.16389         7.10880            7.16389
               333      5.10787          5.16475         7.10787            7.16475
               334      5.10850          5.16491         7.10850            7.16491
               335      5.10962          5.16597         7.10962            7.16597
               336      5.10941          5.16682         7.10941            7.16682
               337      5.10928          5.16735         7.10928            7.16735
               338      5.11182          5.16947         7.11182            7.16947
               339      5.11086          5.16996         7.11086            7.16996
               340      5.11288          5.17192         7.11288            7.17192
               341      5.11436          5.17295         7.11436            7.17295
               342      5.11447          5.17415         7.11447            7.17415
               343      5.11649          5.17650         7.11649            7.17650
               344      5.11794          5.17708         7.11794            7.17708
               345      5.11912          5.17939         7.11912            7.17939
               346      5.12076          5.18094         7.12076            7.18094
               347      5.12290          5.18342         7.12290            7.18342
               348      5.12482          5.18569         7.12482            7.18569
               349      5.12567          5.18766         7.12567            7.18766
               350      5.12922          5.19199         7.12922            7.19199
               351      5.13036          5.19304         7.13036            7.19304
               352      5.13340          5.19645         7.13340            7.19645
               353      5.13591          5.19973         7.13591            7.19973
               354      5.13813          5.20188         7.13813            7.20188
               355      5.14202          5.20525         7.14202            7.20525
               356      5.14300          5.20628         7.14300            7.20628
               357      5.14694          5.21002         7.14694            7.21002
               358      5.15046          5.21219         7.15046            7.21219
               359      5.15253          5.21501         7.15253            7.21501
               360      5.15616          5.21656         7.15616            7.21656
               361      5.15697          5.21844         7.15697            7.21844
                   ------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA-05-03 Excess Spread


Asumptions:
           o Prepayments at the Pricing Prepayment Assumption, run to maturity, no losses
           o   actual/360 daycount convention
           Closing:                                  2/25/2005
           First Pay:                                3/25/2005
           Servicing:                                38.25 bps


                          Forward Curve             Constant Libor
--------------------------------------------------------------------------------
             Distribution
Period           Date                  Excess Spread              Excess Spread
           --------------------------------------------------------------------
         1    25-Mar-05                   3.35671%                  3.43087%
         2    25-Apr-05                   2.55985%                  2.82308%
         3    25-May-05                   2.55312%                  3.00857%
         4    25-Jun-05                   2.27558%                  2.81735%
         5    25-Jul-05                   2.38908%                  3.00273%
         6    25-Aug-05                   2.11703%                  2.81125%
         7    25-Sep-05                   2.03856%                  2.80805%
         8    25-Oct-05                   2.14462%                  2.99327%
         9    25-Nov-05                   1.88348%                  2.80135%
        10    25-Dec-05                   2.01267%                  2.98644%
        11    25-Jan-06                   1.72179%                  2.79421%
        12    25-Feb-06                   1.70949%                  2.79047%
        13    25-Mar-06                   2.26001%                  3.39330%
        14    25-Apr-06                   1.59017%                  2.78262%
        15    25-May-06                   1.72750%                  2.96736%
        16    25-Jun-06                   1.50621%                  2.77426%
        17    25-Jul-06                   1.66541%                  2.95884%
        18    25-Aug-06                   1.44598%                  2.76535%
        19    25-Sep-06                   1.41561%                  2.76068%
        20    25-Oct-06                   1.57842%                  2.94500%
        21    25-Nov-06                   1.93413%                  2.65427%
        22    25-Dec-06                   2.11213%                  2.83515%
        23    25-Jan-07                   1.87193%                  2.64375%
        24    25-Feb-07                   1.84610%                  2.63822%
        25    25-Mar-07                   2.50417%                  3.23125%
        26    25-Apr-07                   1.82353%                  2.62664%
        27    25-May-07                   2.06344%                  2.80699%
        28    25-Jun-07                   1.83876%                  2.61590%
        29    25-Jul-07                   2.03705%                  2.79956%
        30    25-Aug-07                   1.81129%                  2.60996%
        31    25-Sep-07                   1.79380%                  2.60684%
        32    25-Oct-07                   2.08199%                  2.79051%
        33    25-Nov-07                   2.25595%                  2.56022%
        34    25-Dec-07                   2.46135%                  2.74247%
        35    25-Jan-08                   2.21032%                  2.55320%
        36    25-Feb-08                   2.18413%                  2.54951%
        37    25-Mar-08                   2.63335%                  2.93055%
        38    25-Apr-08                   2.16421%                  2.56167%
        39    25-May-08                   2.49909%                  2.76106%
        40    25-Jun-08                   2.25641%                  2.58280%
        41    25-Jul-08                   2.47783%                  2.77621%
        42    25-Aug-08                   2.23139%                  2.59524%
        43    25-Sep-08                   2.21689%                  2.59684%
        44    25-Oct-08                   2.44217%                  2.78463%
        45    25-Nov-08                   2.29434%                  2.60022%
        46    25-Dec-08                   2.51650%                  2.78835%
        47    25-Jan-09                   2.26613%                  2.60382%
        48    25-Feb-09                   2.25065%                  2.60570%
        49    25-Mar-09                   2.99331%                  3.20786%
        50    25-Apr-09                   2.22355%                  2.60905%
        51    25-May-09                   2.55039%                  2.79986%
        52    25-Jun-09                   2.29907%                  2.61779%
        53    25-Jul-09                   2.52932%                  2.81020%
        54    25-Aug-09                   2.27823%                  2.62818%
        55    25-Sep-09                   2.27058%                  2.63363%
        56    25-Oct-09                   2.51204%                  2.82704%
        57    25-Nov-09                   2.33765%                  2.64510%
        58    25-Dec-09                   2.57887%                  2.83922%
        59    25-Jan-10                   2.33112%                  2.65730%
        60    25-Feb-10                   2.32979%                  2.66369%
        61    25-Mar-10                   3.11279%                  3.27671%
        62    25-Apr-10                   2.32424%                  2.67713%
        63    25-May-10                   2.64122%                  2.87327%
        64    25-Jun-10                   2.38890%                  2.69151%
        65    25-Jul-10                   2.63456%                  2.88857%
        66    25-Aug-10                   2.38269%                  2.70689%
        67    25-Sep-10                   2.38065%                  2.71498%
        68    25-Oct-10                   2.63415%                  2.91356%
        69    25-Nov-10                   2.44879%                  2.73202%
        70    25-Dec-10                   2.70237%                  2.93169%
        71    25-Jan-11                   2.45046%                  2.75026%
        72    25-Feb-11                   2.45279%                  2.75986%
        73    25-Mar-11                   3.27057%                  3.38548%
        74    25-Apr-11                   2.45884%                  2.78009%
        75    25-May-11                   2.78352%                  2.98290%
        76    25-Jun-11                   2.18967%                  2.46329%
        77    25-Jul-11                   2.44952%                  2.66665%
        78    25-Aug-11                   2.19555%                  2.48477%
        79    25-Sep-11                   2.19859%                  2.49610%
        80    25-Oct-11                   2.46696%                  2.70170%
        81    25-Nov-11                   2.27558%                  2.51999%
        82    25-Dec-11                   2.54390%                  2.72723%
        83    25-Jan-12                   2.28760%                  2.54565%
        84    25-Feb-12                   2.29427%                  2.55918%
        85    25-Mar-12                   2.84798%                  2.97858%
        86    25-Apr-12                   2.31362%                  2.58778%
        87    25-May-12                   2.65444%                  2.79973%
        88    25-Jun-12                   2.39468%                  2.61855%
        89    25-Jul-12                   2.67557%                  2.83265%
        90    25-Aug-12                   2.41718%                  2.65167%
        91    25-Sep-12                   2.42878%                  2.66918%
        92    25-Oct-12                   2.71926%                  2.88686%
        93    25-Nov-12                   2.52183%                  2.70623%
        94    25-Dec-12                   2.81233%                  2.92655%
        95    25-Jan-13                   2.55482%                  2.74621%
        96    25-Feb-13                   2.57115%                  2.76738%
        97    25-Mar-13                   3.48193%                  3.44094%
        98    25-Apr-13                   2.61391%                  2.81218%
        99    25-May-13                   2.97794%                  3.03877%
       100    25-Jun-13                   2.71591%                  2.85792%
       101    25-Jul-13                   3.02286%                  3.08794%
       102    25-Aug-13                   2.76238%                  2.90744%
       103    25-Sep-13                   2.78781%                  2.93373%
       104    25-Oct-13                   3.10727%                  3.16951%
       105    25-Nov-13                   2.90067%                  2.98966%
       106    25-Dec-13                   3.22565%                  3.22972%
       107    25-Jan-14                   2.96668%                  3.05041%
       108    25-Feb-14                   3.00111%                  3.08275%
       109    25-Mar-14                   3.98912%                  3.80295%
       110    25-Apr-14                   3.07918%                  3.15173%
       111    25-May-14                   3.47521%                  3.40449%
       112    25-Jun-14                   3.21585%                  3.22697%
       113    25-Jul-14                   3.56535%                  3.48573%
       114    25-Aug-14                   3.30663%                  3.30918%
       115    25-Sep-14                   3.35796%                  3.35315%
       116    25-Oct-14                   3.72523%                  3.62216%
       117    25-Nov-14                   3.52047%                  3.44740%
       118    25-Dec-14                   3.89759%                  3.72421%
       119    25-Jan-15                   3.64336%                  3.55095%
       120    25-Feb-15                   3.70917%                  3.60656%
       121    25-Mar-15                   4.81933%                  4.41010%
       122    25-Apr-15                   3.85400%                  3.72627%
       123    25-May-15                   4.31505%                  4.02681%
       124    25-Jun-15                   4.06708%                  3.85868%
       125    25-Jul-15                   4.49036%                  4.17088%
       126    25-Aug-15                   4.24366%                  4.00561%
       127    25-Sep-15                   4.34148%                  4.08518%
       128    25-Oct-15                   4.79634%                  4.41786%
       129    25-Nov-15                   4.60469%                  4.25809%
       130    25-Dec-15                   5.07936%                  4.60689%
       131    25-Jan-16                   4.84484%                  4.45182%
       132    25-Feb-16                   4.97827%                  4.55757%
       133    25-Mar-16                   5.88608%                  5.21887%
       134    25-Apr-16                   5.26865%                  4.78941%
       135    25-May-16                   5.85933%                  5.19027%
       136    25-Jun-16                   5.64339%                  5.05254%
       137    25-Jul-16                   6.21786%                  5.48061%
       138    25-Aug-16                   6.01537%                  5.35309%
       139    25-Sep-16                   6.21983%                  5.51975%
       140    25-Oct-16                   6.86143%                  5.99851%
       141    25-Nov-16                   6.74886%                  5.89180%
       142    25-Dec-16                   7.44038%                  6.41308%
       143    25-Jan-17                   7.27923%                  6.32548%
       144    25-Feb-17                   7.57614%                  6.57010%
       145    25-Mar-17                   9.39863%                  7.92131%
       146    25-Apr-17                   8.25358%                  7.12706%
       147    25-May-17                   9.21311%                  7.80347%
       148    25-Jun-17                   9.13882%                  7.79601%
       149    25-Jul-17                  10.12610%                  8.56551%
       150    25-Aug-17                  10.11234%                  8.61262%
       151    25-Sep-17                  10.67607%                  9.09181%
       152    25-Oct-17                  11.89272%                 10.06013%
       153    25-Nov-17                  12.06616%                 10.23667%
       154    25-Dec-17                  13.49114%                 11.40134%
       155    25-Jan-18                  13.75338%                 11.71981%
       156    25-Feb-18                  14.76875%                 12.63756%
       157    25-Mar-18                  18.30018%                 15.53400%
       158    25-Apr-18                  17.28440%                 14.98745%
       159    25-May-18                  19.77957%                 17.18429%
       160    25-Jun-18                  20.82039%                 18.40982%
       161    25-Jul-18                  24.06357%                 21.58097%
       162    25-Aug-18                  25.86663%                 23.84121%
       163    25-Sep-18                  29.35628%                 27.95179%
       164    25-Oct-18                  35.20288%                 34.99068%
       165    25-Nov-18                  39.92423%                 42.56534%
       166    25-Dec-18                  50.26190%                 59.54689%
       167    25-Jan-19                  61.32623%                 88.46696%
       168    25-Feb-19                  83.08213%                190.42533%
       169    25-Mar-19                 141.99476%
       170    25-Apr-19                 270.36818%


Constant Libor
LIBOR_1MO          2.59
LIBOR_6MO          2.96


           Fwd:         (as of Jan 31, 2005)
           ----------------------------------------
Period           1 Mth                      6 Mth
           ----------------------------------------
         1      2.66416                    3.05172
         2      2.85323                    3.16468
         3      3.04545                    3.26874
         4      3.13177                    3.34324
         5      3.20365                    3.41598
         6      3.28422                    3.49617
         7      3.35949                    3.56054
         8      3.43865                    3.62016
         9      3.50787                    3.68081
        10      3.56377                    3.73386
        11      3.66242                    3.78415
        12      3.67098                    3.82239
        13      3.72329                    3.86305
        14      3.78245                    3.89914
        15      3.82986                    3.92755
        16      3.85805                    3.95338
        17      3.88343                    3.97949
        18      3.90937                    4.00244
        19      3.93507                    4.02687
        20      3.95658                    4.04744
        21      3.97982                    4.06573
        22      4.00535                    4.08149
        23      4.03213                    4.09572
        24      4.05277                    4.10506
        25      4.05994                    4.11399
        26      4.06444                    4.12471
        27      4.07159                    4.13578
        28      4.08168                    4.14952
        29      4.09127                    4.16495
        30      4.10400                    4.18156
        31      4.11879                    4.20150
        32      4.13385                    4.22024
        33      4.15149                    4.23942
        34      4.17092                    4.25966
        35      4.19146                    4.28046
        36      4.21468                    4.30025
        37      4.23410                    4.32196
        38      4.25273                    4.33963
        39      4.27165                    4.35817
        40      4.29092                    4.37761
        41      4.30939                    4.39509
        42      4.32974                    4.41336
        43      4.34659                    4.43167
        44      4.36405                    4.44867
        45      4.38239                    4.46797
        46      4.39882                    4.48890
        47      4.41601                    4.50690
        48      4.43433                    4.52622
        49      4.45445                    4.54635
        50      4.47539                    4.56405
        51      4.49647                    4.58061
        52      4.51338                    4.59639
        53      4.53021                    4.61052
        54      4.54693                    4.62483
        55      4.56125                    4.63608
        56      4.57445                    4.64691
        57      4.58694                    4.65939
        58      4.59763                    4.67204
        59      4.60854                    4.68468
        60      4.61776                    4.69761
        61      4.63101                    4.71177
        62      4.64575                    4.72558
        63      4.65980                    4.73917
        64      4.67285                    4.75073
        65      4.68550                    4.76242
        66      4.69818                    4.77461
        67      4.71027                    4.78531
        68      4.72235                    4.79498
        69      4.73233                    4.80756
        70      4.74273                    4.81715
        71      4.75346                    4.82880
        72      4.76312                    4.84092
        73      4.77370                    4.85194
        74      4.78755                    4.86413
        75      4.79692                    4.87533
        76      4.80908                    4.88683
        77      4.82105                    4.89762
        78      4.83121                    4.90859
        79      4.84264                    4.91992
        80      4.85361                    4.93002
        81      4.86393                    4.94125
        82      4.87424                    4.95221
        83      4.88489                    4.96484
        84      4.89561                    4.97475
        85      4.90632                    4.98624
        86      4.91823                    4.99834
        87      4.92909                    5.00834
        88      4.94144                    5.01931
        89      4.95048                    5.02951
        90      4.96167                    5.03986
        91      4.97264                    5.05106
        92      4.98166                    5.05966
        93      4.99202                    5.06950
        94      5.00178                    5.07963
        95      5.01080                    5.09094
        96      5.02186                    5.10093
        97      5.03140                    5.11141
        98      5.04210                    5.12240
        99      5.05279                    5.13230
       100      5.06395                    5.14313
       101      5.07275                    5.15057
       102      5.08276                    5.15976
       103      5.09196                    5.16869
       104      5.10023                    5.17564
       105      5.10979                    5.18392
       106      5.11578                    5.19161
       107      5.12401                    5.20116
       108      5.13223                    5.20966
       109      5.13990                    5.21960
       110      5.14939                    5.22814
       111      5.15820                    5.23649
       112      5.16727                    5.24559
       113      5.17534                    5.25267
       114      5.18490                    5.26074
       115      5.19145                    5.26787
       116      5.19922                    5.27463
       117      5.20748                    5.28281
       118      5.21348                    5.29165
       119      5.22099                    5.29877
       120      5.22830                    5.30652
       121      5.23558                    5.31529
       122      5.24495                    5.32347
       123      5.25426                    5.33053
       124      5.26014                    5.33718
       125      5.26799                    5.34433
       126      5.27598                    5.35206
       127      5.28206                    5.35692
       128      5.28835                    5.36216
       129      5.29478                    5.36927
       130      5.30008                    5.37362
       131      5.30676                    5.37986
       132      5.31044                    5.38591
       133      5.31575                    5.39193
       134      5.32325                    5.39920
       135      5.32736                    5.40554
       136      5.33464                    5.41307
       137      5.34179                    5.41995
       138      5.34738                    5.42733
       139      5.35508                    5.43589
       140      5.36245                    5.44273
       141      5.36954                    5.45214
       142      5.37713                    5.46033
       143      5.38549                    5.46964
       144      5.39432                    5.47849
       145      5.40277                    5.48636
       146      5.41356                    5.49584
       147      5.42087                    5.50077
       148      5.42929                    5.50782
       149      5.43633                    5.51339
       150      5.44203                    5.51621
       151      5.44872                    5.52026
       152      5.45115                    5.52206
       153      5.45640                    5.52749
       154      5.45940                    5.53131
       155      5.45975                    5.53700
       156      5.46385                    5.54179
       157      5.46949                    5.54705
       158      5.47709                    5.55288
       159      5.48232                    5.55532
       160      5.48838                    5.55806
       161      5.48999                    5.55863
       162      5.49390                    5.55978
       163      5.49617                    5.56022
       164      5.49574                    5.55826
       165      5.49644                    5.55825
       166      5.49534                    5.55808
       167      5.49287                    5.55914
       168      5.49252                    5.55965
       169      5.49304                    5.56000
       170      5.49564                    5.56164
       171      5.49760                    5.56170
       172      5.49928                    5.56175
       173      5.49807                    5.55817
       174      5.49819                    5.55630
       175      5.49666                    5.55320
       176      5.49395                    5.54848
       177      5.49202                    5.54533
       178      5.48607                    5.54162
       179      5.48284                    5.53871
       180      5.47848                    5.53550
       181      5.47441                    5.53300
       182      5.47347                    5.53158
       183      5.47190                    5.52876
       184      5.46752                    5.52538
       185      5.46613                    5.52389
       186      5.46456                    5.52259
       187      5.46132                    5.51884
       188      5.45895                    5.51560
       189      5.45694                    5.51348
       190      5.45407                    5.51086
       191      5.45275                    5.50831
       192      5.44856                    5.50436
       193      5.44579                    5.50259
       194      5.44456                    5.50126
       195      5.44195                    5.49890
       196      5.43894                    5.49539
       197      5.43637                    5.49270
       198      5.43413                    5.49072
       199      5.43142                    5.48751
       200      5.42905                    5.48355
       201      5.42511                    5.48094
       202      5.42287                    5.47785
       203      5.42088                    5.47538
       204      5.41723                    5.47232
       205      5.41375                    5.46907
       206      5.41295                    5.46744
       207      5.40806                    5.46349
       208      5.40649                    5.46145
       209      5.40390                    5.45801
       210      5.39975                    5.45444
       211      5.39766                    5.45223
       212      5.39463                    5.44800
       213      5.39123                    5.44517
       214      5.38825                    5.44171
       215      5.38561                    5.43894
       216      5.38248                    5.43569
       217      5.37829                    5.43205
       218      5.37682                    5.43083
       219      5.37248                    5.42599
       220      5.37016                    5.42390
       221      5.36692                    5.42122
       222      5.36331                    5.41642
       223      5.36116                    5.41344
       224      5.35590                    5.40907
       225      5.35426                    5.40628
       226      5.35113                    5.40197
       227      5.34547                    5.39787
       228      5.34386                    5.39546
       229      5.34042                    5.39189
       230      5.33628                    5.38828
       231      5.33336                    5.38523
       232      5.33064                    5.38271
       233      5.32598                    5.37756
       234      5.32332                    5.37478
       235      5.31974                    5.37131
       236      5.31580                    5.36622
       237      5.31328                    5.36193
       238      5.30773                    5.35596
       239      5.30540                    5.35236
       240      5.30159                    5.34680
       241      5.29474                    5.34151
       242      5.29038                    5.33701
       243      5.28517                    5.33196
       244      5.28037                    5.32764
       245      5.27491                    5.32202
       246      5.27093                    5.31762
       247      5.26446                    5.31192
       248      5.26026                    5.30726
       249      5.25631                    5.30319
       250      5.25064                    5.29863
       251      5.24706                    5.29460
       252      5.24268                    5.29009
       253      5.23748                    5.28633
       254      5.23466                    5.28340
       255      5.23093                    5.27922
       256      5.22592                    5.27504
       257      5.22266                    5.27197
       258      5.21970                    5.26956
       259      5.21535                    5.26507
       260      5.21197                    5.26123
       261      5.20902                    5.25850
       262      5.20543                    5.25544
       263      5.20336                    5.25259
       264      5.19882                    5.24858
       265      5.19575                    5.24672
       266      5.19419                    5.24538
       267      5.19147                    5.24324
       268      5.18854                    5.24018
       269      5.18613                    5.23800
       270      5.18416                    5.23661
       271      5.18189                    5.23423
       272      5.18008                    5.23162
       273      5.17695                    5.22976
       274      5.17549                    5.22818
       275      5.17441                    5.22701
       276      5.17197                    5.22514
       277      5.17008                    5.22384
       278      5.16973                    5.22412
       279      5.16726                    5.22153
       280      5.16678                    5.22131
       281      5.16563                    5.22078
       282      5.16424                    5.21928
       283      5.16441                    5.21900
       284      5.16176                    5.21658
       285      5.16220                    5.21729
       286      5.16196                    5.21660
       287      5.16038                    5.21676
       288      5.16077                    5.21630
       289      5.15941                    5.21631
       290      5.16038                    5.21795
       291      5.15997                    5.21743
       292      5.16115                    5.21816
       293      5.15948                    5.21790
       294      5.16087                    5.21920
       295      5.16166                    5.22050
       296      5.16106                    5.21894
       297      5.16241                    5.21825
       298      5.16315                    5.21651
       299      5.16362                    5.21473
       300      5.16470                    5.21170
       301      5.15964                    5.20752
       302      5.15680                    5.20554
       303      5.15396                    5.20292
       304      5.15144                    5.20097
       305      5.14725                    5.19666
       306      5.14506                    5.19471
       307      5.14215                    5.19237
       308      5.13905                    5.18883
       309      5.13744                    5.18649
       310      5.13310                    5.18303
       311      5.13189                    5.18206
       312      5.12990                    5.17966
       313      5.12632                    5.17800
       314      5.12510                    5.17669
       315      5.12320                    5.17504
       316      5.12175                    5.17420
       317      5.11968                    5.17204
       318      5.11914                    5.17109
       319      5.11619                    5.16909
       320      5.11525                    5.16805
       321      5.11472                    5.16746
       322      5.11252                    5.16621
       323      5.11225                    5.16588
       324      5.11135                    5.16490
       325      5.10987                    5.16439
       326      5.10995                    5.16476
       327      5.10940                    5.16487
       328      5.10861                    5.16400
       329      5.10831                    5.16398
       330      5.10847                    5.16482
       331      5.10840                    5.16467
       332      5.10880                    5.16389
       333      5.10787                    5.16475
       334      5.10850                    5.16491
       335      5.10962                    5.16597
       336      5.10941                    5.16682
       337      5.10928                    5.16735
       338      5.11182                    5.16947
       339      5.11086                    5.16996
       340      5.11288                    5.17192
       341      5.11436                    5.17295
       342      5.11447                    5.17415
       343      5.11649                    5.17650
       344      5.11794                    5.17708
       345      5.11912                    5.17939
       346      5.12076                    5.18094
       347      5.12290                    5.18342
       348      5.12482                    5.18569
       349      5.12567                    5.18766
       350      5.12922                    5.19199
       351      5.13036                    5.19304
       352      5.13340                    5.19645
       353      5.13591                    5.19973
       354      5.13813                    5.20188
       355      5.14202                    5.20525
       356      5.14300                    5.20628
       357      5.14694                    5.21002
       358      5.15046                    5.21219
       359      5.15253                    5.21501
       360      5.15616                    5.21656
       361      5.15697                    5.21844
           ----------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Goldman Sachs                      GSAA_05_03

================================================================================

--------------------------------------------------------------------------------------------------
               Number Of         Principal                       Pct. No         Pct. Non
FICO             Loans            Balance       % Balance           Doc       Verified  Asset
--------------------------------------------------------------------------------------------------
780 & Above       23            $4,613,422         2.69%           0.00%          100.00%
760 - 779         32             7,406,364         4.32            0.00           100.00
740 - 759         46            11,680,316         6.82            0.00           100.00
720 - 739         64            15,712,189         9.17            0.00           100.00
700 - 719         94            21,569,026        12.59            0.00           100.00
680 - 699         94            23,738,016        13.86            0.00           100.00
660 - 679        112            25,702,971        15.00            0.00           100.00
640 - 659        130            32,902,550        19.21            0.00           100.00
620 - 639        103            27,984,572        16.34            0.00           100.00
--------------------------------------------------------------------------------------------------
Total:           698          $171,309,426       100.00%           0.00%          100.00%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 1, 2005 14:45                     Page 1 of 1

Goldman Sachs                      GSAA_05_03

================================================================================

--------------------------------------------------------------------------------------------------
               Number Of         Principal                       Pct. No         Pct. Non
FICO             Loans            Balance       % Balance           Doc       Verified  Asset
--------------------------------------------------------------------------------------------------
780 & Above      28             $4,873,709         4.91%            100.00%        0.00%
760 - 779        33              6,037,514         6.08             100.00         0.00
740 - 759        47              9,834,675         9.91             100.00         0.00
720 - 739        55             11,295,010        11.38             100.00         0.00
700 - 719        74             16,548,207        16.67             100.00         0.00
680 - 699        67             14,899,677        15.01             100.00         0.00
660 - 679        68             12,867,214        12.96             100.00         0.00
640 - 659        60             13,438,409        13.54             100.00         0.00
620 - 639        45              9,441,371         9.51             100.00         0.00
600 - 619         2                 39,386         0.04             100.00         0.00
--------------------------------------------------------------------------------------------------
Total:          479            $99,275,171       100.00%            100.00%        0.00%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding
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representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree
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& Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                          Feb 1, 2005 14:44                          Page 1 of 1

----------------------------------------------------
We need these matrices in addition to strats
----------------------------------------------------

If the deal has deep MI - we want the following:


For Non-MI Loans-only

By LTV Bucket             % of total deal                Avg FICO                %<550 FICO             %full doc    %non owner
-----------------------------------------------------------------------------------------------------------------------------------
50 & Below                       5.88%                    704.11                     0.00%                 0.00%        12.92%
51 - 60                           6.41                    676.79                         0                     0         28.95
61 - 70                          14.57                    693.01                         0                     0         27.03
71 - 80                          73.14                    705.96                         0                     0         13.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         100.00%                    701.75                     0.00%                 0.00%        16.53%
-----------------------------------------------------------------------------------------------------------------------------------


Aggregate Loans


                                                                                                                       % Second Lien
                                                                                                                       (Simultaneous
FICO          % of total deal    Avg LTV      Max LTV     % Full Doc   % Owner Occ       % IO        WAC      MARGIN    or Silent)
-----------------------------------------------------------------------------------------------------------------------------------
600 - 619           0.01%         58.56          60          0.00%         0.00%         0.00%       6.95       3.25       0.00%
620 - 639           12.95         84.75          95              0         90.02             0       6.18       3.08        2.68
640 - 659           17.66         86.68          95              0         82.47             0       6.28       3.13           5
660 - 679           15.33         86.32          95              0         76.11             0       6.23       3.15        5.74
680 - 699           14.19         86.58          95              0         78.83             0       6.22       3.13        7.88
700 - 719           14.07         86.24          95              0          75.6             0       6.11       3.02       17.46
720 - 739            9.73         85.38          95              0         66.49             0       6.11       3.01       18.19
740 - 759             7.6         85.16          95              0         71.36             0       6.09       2.99       19.71
760 - 779            5.47         85.34          95              0          62.4             0       6.18       3.09        7.53
780 - 799            2.18         81.63          95              0         62.06             0        5.9        2.9        8.47
800 - 819             0.8            84          95              0         75.28             0       6.33       2.97         3.1
-----------------------------------------------------------------------------------------------------------------------------------
Total:            100.00%         85.85          95          0.00%        76.98%         0.00%       6.18       3.08       9.58%
-----------------------------------------------------------------------------------------------------------------------------------

No Interest Only Loans


--------------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined
--------------------------------------------------------------------------------
Original Principal Balances of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                         Original       Principal        AVG
                          Number        Principal     Balance as of     CURRENT
Range ($)                of Loans        Balance       Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                 8           168,325.00        0.04        21,040.63        6.852          73.69                  653
$25,001 - $50,000           43         1,752,325.00        0.45        40,751.74        6.991          83.95                  704
$50,001 - $75,000           61         3,877,461.00        0.99        63,564.93        6.653          83.73                  687
$75,001 - $100,000         118        10,415,192.00        2.66        88,264.34        6.514          84.91                  692
$100,001 - $125,000        124        14,082,134.00        3.59       113,565.60        6.427          88.25                  694
$125,001 - $150,000        173        23,932,601.00         6.1       138,338.73        6.268          85.95                  696
$150,001 - $175,000        159        25,795,537.00        6.58       162,236.08        6.354          89.93                  696
$175,001 - $200,000        144        26,966,577.00        6.87       187,267.90        6.259          88.86                  689
$200,001 - $225,000        156        33,259,382.00        8.48       213,201.17        6.169          88.25                  687
$225,001 - $250,000        123        29,176,820.00        7.44       237,209.92        6.191           88.8                  694
$250,001 - $275,000         82        21,536,340.00        5.49       262,638.29        6.144          86.94                  696
$275,001 - $300,000         94        27,034,103.00        6.89       287,596.84        6.133          87.43                  698
$300,001 - $333,700        106        33,625,114.00        8.57       317,218.06        6.209          89.35                  688
$333,701 - $350,000         36        12,316,930.00        3.14       342,136.94        6.175          89.13                  688
$350,001 - $600,000        258       109,605,319.00       27.94       424,826.82        6.086          88.26                  688
$600,001 - $1,000,000       27        18,725,221.00        4.77       693,526.70        5.824          78.72                  669
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       392,269,381.00         100       229,129.31        6.182          87.68                  690
-----------------------------------------------------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Range ($)                of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                 8           167,408.31        0.04        20,926.04        6.852          73.74                  653
$25,001 - $50,000           43         1,746,867.72        0.45        40,624.83        6.992          83.95                  704
$50,001 - $75,000           63         4,004,310.08        1.02        63,560.48        6.648           82.7                  690
$75,001 - $100,000         116        10,201,341.66        2.61        87,942.60        6.514          85.49                  691
$100,001 - $125,000        128        14,533,959.73        3.72       113,546.56        6.409          87.72                  696
$125,001 - $150,000        172        23,800,298.07        6.09       138,373.83        6.287          86.37                  695
$150,001 - $175,000        161        26,128,109.83        6.69       162,286.40        6.346          89.95                  695
$175,001 - $200,000        145        27,196,126.12        6.96       187,559.49         6.25          88.27                  689
$200,001 - $225,000        154        32,843,195.34         8.4       213,267.50        6.174          88.88                  687
$225,001 - $250,000        122        28,924,393.78         7.4       237,085.19        6.192          88.53                  693
$250,001 - $275,000         83        21,806,437.81        5.58       262,728.17        6.133          87.15                  696
$275,001 - $300,000         90        25,838,980.20        6.61       287,099.78        6.141          87.23                  700
$300,001 - $333,700        108        34,176,362.50        8.74       316,447.80        6.214           89.3                  687
$333,701 - $350,000         38        13,002,607.34        3.33       342,173.88         6.08          89.09                  693
$350,001 - $600,000        254       107,818,327.71       27.59       424,481.61        6.096          88.27                  688
$600,001 - $1,000,000       27        18,654,599.30        4.77       690,911.09        5.825          78.73                  669
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Current Mortgage Rates of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Mortgage Rates (%)       of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                  2           521,042.58        0.13       260,521.29        3.691          94.69                  722
4.00 - 4.49                  4           971,583.47        0.25       242,895.87        4.232          80.19                  736
4.50 - 4.99                 23         5,769,722.91        1.48       250,857.52        4.868          85.91                  714
5.00 - 5.49                140        38,507,539.82        9.85       275,053.86         5.27          85.28                  702
5.50 - 5.99                406       105,335,903.63       26.95       259,448.04        5.764          83.85                  689
6.00 - 6.49                463       108,658,178.25        27.8       234,682.89        6.218          88.95                  687
6.50 - 6.99                460        95,736,727.47       24.49       208,123.32        6.668          90.81                  685
7.00 - 7.49                153        26,968,221.76         6.9       176,262.89        7.185          90.09                  693
7.50 - 7.99                 54         7,661,750.94        1.96       141,884.28        7.639          89.31                  699
8.00 - 8.49                  4           305,753.55        0.08        76,438.39         8.17           80.2                  732
8.50 - 8.99                  3           406,901.12         0.1       135,633.71        8.555             90                  676
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Original Term (mos)      of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Remaining Term (mos)     of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Mortgage Insurance       of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
Yes                      1,184       268,281,141.47       68.64       226,588.80        6.402          91.48                  687
No                         528       122,562,184.03       31.36       232,125.35        5.702          79.39                  698
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Lien                     of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
1                        1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Seasoning (mos)          of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
 2                         201        43,331,208.07       11.09       215,578.15         6.43           87.8                  689
 3                         855       195,786,456.68       50.09       228,990.01        6.278          87.56                  690
 4                         582       135,262,161.39       34.61       232,409.21        6.042          88.16                  692
 5                          24         4,775,897.25        1.22       198,995.72        5.969          85.15                  673
 6                          24         5,653,759.75        1.45       235,573.32        5.519          80.81                  680
 7                          14         3,322,393.37        0.85       237,313.81        5.483          89.92                  665
 8                           8         1,999,124.29        0.51       249,890.54        5.075          87.21                  688
 9                           3           590,500.52        0.15       196,833.51        4.688          89.87                  701
10                           1           121,824.18        0.03       121,824.18        5.125             90                  621
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Combined Loan-to-Value Ratios of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Combined LTVs            of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                 3           233,264.84        0.06        77,754.95         5.76          18.96                  657
30.01 - 35.00                7           689,461.69        0.18        98,494.53        6.173          31.74                  718
35.01 - 40.00                5         1,378,469.15        0.35       275,693.83        5.338          36.17                  651
40.01 - 45.00                7         1,675,982.18        0.43       239,426.03        5.831          43.18                  651
45.01 - 50.00                8         1,795,796.43        0.46       224,474.55        5.581          49.28                  735
50.01 - 55.00               10         2,549,065.18        0.65       254,906.52        5.796          53.32                  693
55.01 - 60.00               25         3,814,822.49        0.98       152,592.90        6.101          57.85                  676
60.01 - 65.00               21         5,371,649.23        1.37       255,792.82        5.708          63.19                  667
65.01 - 70.00               53         9,746,984.39        2.49       183,905.37        5.898          68.32                  691
70.01 - 75.00               50        11,607,447.15        2.97       232,148.94        5.915          73.89                  697
75.01 - 80.00              197        49,411,766.96       12.64       250,821.15        5.741          79.33                  696
80.01 - 85.00               60        15,288,415.94        3.91       254,806.93        6.102          84.04                  690
85.01 - 90.00              623       148,071,728.04       37.89       237,675.33        6.382          89.64                  688
90.01 - 95.00              524       112,800,967.85       28.86       215,269.02        6.409          94.87                  685
95.01 - 100.00             119        26,407,503.98        6.76       221,911.80        5.449          99.89                  716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Owner Occupancy          of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                  403        72,517,823.00       18.55       179,944.97        6.674          84.84                  706
OWNER OCCUPIED           1,224       300,876,858.97       76.98       245,814.43        6.079          88.65                  686
SECOND HOME                 85        17,448,643.53        4.46       205,278.16        5.928          82.98                  696
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Property Types           of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                 148        38,231,597.20        9.78       258,321.60        6.444          86.04                  698
CONDO                      201        41,024,017.84        10.5       204,099.59         6.25          88.23                  695
SINGLE FAMILY DETACHED   1,363       311,587,710.46       79.72       228,604.34        6.142          87.82                  688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Loan Purpose             of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI               421       105,564,876.76       27.01       250,747.93        6.112          82.57                  668
PURCHASE                 1,221       268,678,866.22       68.74       220,048.21        6.233          89.88                  699
RATE/TERM REFI              70        16,599,582.52        4.25       237,136.89        5.821          84.87                  679
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Document Type of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Document Type            of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
NO DOC                     479        99,275,170.86        25.4       207,255.05        6.203          84.83                  700
NO RATIO                   328        68,623,866.41       17.56       209,219.10        6.416          89.33                  681
STATED WITH NON-
  VERIFIED ASSETS DOC      698       171,309,425.52       43.83       245,428.98        6.154          88.55                  685
STATED WITH VERIFIED
  ASSETS DOC               207        51,634,862.71       13.21       249,443.78        5.931          88.14                  700
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Product Type of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Product Type             of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM               1,055       241,806,814.80       61.87       229,200.77        6.262          88.66                  689
3 YEAR ARM                 657       149,036,510.70       38.13       226,844.00        6.055          86.12                  692
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------

**  For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)


Geographical Distribution of Mortgages Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
State                    of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
CA                         305        98,786,383.12       25.28       323,889.78        5.911          86.36                  690
NY                          72        19,233,658.94        4.92       267,134.15        6.165          85.19                  694
MA                          90        26,754,754.47        6.85       297,275.05        6.132          86.52                  687
Others                   1,245       246,068,528.97       62.96       197,645.40        6.299          88.55                  690
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Prepay Penalty for Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Prepay Penalty           of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty         933       203,899,991.94       52.17       218,542.33        6.003          88.61                  688
None                       779       186,943,333.56       47.83       239,978.61        6.379          86.69                  692
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Prepay Term              of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
No Prepay Penalty          779       186,943,333.56       47.83       239,978.61        6.379          86.69                  692
24                         867       191,178,310.16       48.91       220,505.55        6.008          88.75                  688
36                          66        12,721,681.78        3.25       192,752.75        5.919          86.54                  688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183          87.69                  690
-----------------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans

                                                          % of
                                        Aggregate       Aggregate
                                        Principal       Principal        AVG
                          Number      Balance as of   Balance as of     CURRENT
Fico Scores              of Loans     Cut-off Date     Cut-off Date     BALANCE     WA GROSS CPN    WA COMBLTV      GWAC    WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
600 - 619                    2            39,385.73        0.01        19,692.87         6.95                       58.56     614
620 - 639                  210        50,620,343.15       12.95       241,049.25        6.176                       85.23     629
640 - 659                  290        69,008,875.82       17.66       237,961.64        6.281                       87.83     649
660 - 679                  277        59,935,184.09       15.33       216,372.51        6.228                       87.33     669
680 - 699                  227        55,455,200.31       14.19       244,296.04        6.219                       87.77     688
700 - 719                  242        55,001,173.10       14.07       227,277.57        6.113                       89.66     709
720 - 739                  172        38,033,392.64        9.73       221,124.38        6.114                       89.13     730
740 - 759                  131        29,705,150.15         7.6       226,756.87        6.087                       88.63     750
760 - 779                  100        21,393,554.58        5.47       213,935.55        6.183                       87.19     769
780 - 799                   46         8,506,429.09        2.18       184,922.37        5.901                       83.27     787
800 - 819                   15         3,144,636.84         0.8       209,642.46         6.33                       84.62     805
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,712       390,843,325.50         100       228,296.33        6.183                       87.69     690
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs                      GSAA_05_03

================================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count: 1184
Schedule Balance:  $268,281,141.47
AverageSched Bal:  $226,588.80
GrossWAC: 6.402
NetWAC: 6.020
OTERM: 360
RTERM: 357
ATERM: 356
AGE: 3
First CAP: 3.00
Periodic CAP:  1.00
MAXRATE: 12.40
MINRATE: 3.28
MTR: 24.69
MARGIN: 3.28
OLTV: 91.48
COLTV: 91.48
FICO: 686.612
------------------------------------------------------------


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
4.001 - 4.500                                           0.13
4.501 - 5.000                                           0.47
5.001 - 5.500                                           3.63
5.501 - 6.000                                          22.20
6.001 - 6.500                                          37.83
6.501 - 7.000                                          25.17
7.001 - 7.500                                           8.68
7.501 - 8.000                                           1.69
8.001 - 8.500                                           0.16
8.501 - 9.000                                           0.03
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
0.01 - 50,000.00                                        0.51
50,000.01 - 100,000.00                                  3.63
100,000.01 - 150,000.00                                 9.56
150,000.01 - 200,000.00                                14.08
200,000.01 - 250,000.00                                16.39
250,000.01 - 275,000.00                                 5.77
275,000.01 - 350,000.00                                18.02
350,000.01 - 400,000.00                                11.69
400,000.01 - 450,000.00                                 6.98
450,000.01 - 500,000.00                                 5.52
500,000.01 - 550,000.00                                 1.77
550,000.01 - 600,000.00                                 2.78
600,000.01 - 750,000.00                                 3.30
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
350.000                                                 0.05
351.000                                                 0.22
352.000                                                 0.48
353.000                                                 0.82
354.000                                                 1.16
355.000                                                 1.18
356.000                                                33.71
357.000                                                50.44
358.000                                                11.95
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
300 - 359                                             100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------

------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
2                                                      11.95
3                                                      50.44
4                                                      33.71
5                                                       1.18
6                                                       1.16
7                                                       0.82
8                                                       0.48
9                                                       0.22
10                                                      0.05
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     18.37
MN                                                      7.38
MA                                                      7.42
VA                                                      5.71
FL                                                      4.15
IL                                                      3.72
NJ                                                      4.99
NY                                                      5.31
AZ                                                      3.50
CO                                                      3.75
Other                                                  35.68
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
80.001 - 85.000                                         5.46
85.001 - 90.000                                        53.65
90.001 - 95.000                                        40.90
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
80.001 - 85.000                                         5.40
85.001 - 90.000                                        53.65
90.001 - 95.000                                        40.95
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
620.000 - 639.999                                      13.58
640.000 - 659.999                                      19.35
660.000 - 679.999                                      15.98
680.000 - 699.999                                      14.90
700.000 - 719.999                                      13.57
720.000 - 739.999                                       8.41
740.000 - 759.999                                       6.72
760.000 - 779.999                                       5.40
780.000 - 799.999                                       1.39
800.000 - 819.999                                       0.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
GEMICO                                                  3.57
PMI MORTGAGE INSURANCE CO                              39.76
RADIAN                                                 28.22
TRIAD                                                  28.45
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              19.48
OWNER OCCUPIED                                         76.92
SECOND HOME                                             3.60
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                             10.93
CONDO                                                  10.25
SINGLE FAMILY DETACHED                                 78.82
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           24.48
PURCHASE                                               72.43
RATE/TERM REFI                                          3.08
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------

------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
NO DOC                                                 24.25
NO RATIO                                               21.54
STATED WITH NON-VERIFIED ASSETS DOC                    42.57
STATED WITH VERIFIED ASSETS DOC                        11.64
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                     100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      99.95
Y                                                       0.05
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      46.13
Y                                                      53.87
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  46.13
24.000                                                 50.37
36.000                                                  3.50
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
<= 0.000                                               46.44
0.001 - 10.000                                          0.37
10.001 - 20.000                                         3.44
20.001 - 30.000                                         7.88
30.001 - 40.000                                        17.99
40.001 - 50.000                                        21.56
50.001 - 60.000                                         1.65
60.001 - 70.000                                         0.57
70.001 - 80.000                                         0.10
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Feb 1, 2005 17:49                 Page 1  of  2

Goldman Sachs                      GSAA_05_03

================================================================================


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
CONFORMING                                             73.89
NON CONFORMING                                         26.11
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
6 MONTH LIBOR                                         100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
2.001 - 2.500                                           0.32
2.501 - 3.000                                          26.82
3.001 - 3.500                                          51.11
3.501 - 4.000                                          20.46
4.001 - 4.500                                           1.29
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
3.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
1.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
10.001 - 10.500                                         0.13
10.501 - 11.000                                         0.47
11.001 - 11.500                                         3.63
11.501 - 12.000                                        22.20
12.001 - 12.500                                        37.83
12.501 - 13.000                                        25.17
13.001 - 13.500                                         8.68
13.501 - 14.000                                         1.69
14.001 - 14.500                                         0.16
14.501 - 15.000                                         0.03
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
2.001 - 2.500                                           0.32
2.501 - 3.000                                          26.82
3.001 - 3.500                                          51.11
3.501 - 4.000                                          20.46
4.001 - 4.500                                           1.29
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      89.07
2                                                       7.25
3                                                       1.78
4                                                       1.90
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
2 YEAR ARM                                             66.37
3 YEAR ARM                                             33.63
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Employment Flag                                      Percent
------------------------------------------------------------
N                                                      72.47
Y                                                      27.53
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
WELLSFARGO                                            100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Feb 1, 2005 17:49                 Page 2  of  2

Goldman Sachs                      GSAA_05_03

================================================================================



------------------------------------------------------------
Stats
------------------------------------------------------------
Count: 528
Schedule Balance:  $122,562,184.03
AverageSched Bal:  $232,125.35
GrossWAC: 5.702
NetWAC: 5.320
OTERM: 360
RTERM: 357
ATERM: 356
AGE: 3
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 11.70
MINRATE: 2.65
MTR: 26.33
MARGIN: 2.65
OLTV: 73.53
COLTV: 79.39
FICO: 697.524
------------------------------------------------------------


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
3.501 - 4.000                                           0.43
4.001 - 4.500                                           0.68
4.501 - 5.000                                           6.54
5.001 - 5.500                                          31.47
5.501 - 6.000                                          41.78
6.001 - 6.500                                          14.92
6.501 - 7.000                                           2.94
7.001 - 7.500                                           1.05
7.501 - 8.000                                           0.13
8.001 - 8.500                                           0.07
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
0.01 - 50,000.00                                        0.45
50,000.01 - 100,000.00                                  3.65
100,000.01 - 150,000.00                                10.34
150,000.01 - 200,000.00                                12.69
200,000.01 - 250,000.00                                14.53
250,000.01 - 275,000.00                                 5.15
275,000.01 - 350,000.00                                20.14
350,000.01 - 400,000.00                                12.29
400,000.01 - 450,000.00                                 4.82
450,000.01 - 500,000.00                                 4.30
500,000.01 - 550,000.00                                 1.34
550,000.01 - 600,000.00                                 2.31
600,000.01 - 750,000.00                                 3.68
750,000.01 - 850,000.00                                 1.98
850,000.01 - 950,000.00                                 0.74
950,000.01 - 1,000,000.00                               1.61
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
352.000                                                 0.58
353.000                                                 0.91
354.000                                                 2.07
355.000                                                 1.32
356.000                                                36.56
357.000                                                49.34
358.000                                                 9.21
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
120 - 179                                               0.05
300 - 359                                              99.95
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
2                                                       9.21
3                                                      49.34
4                                                      36.56
5                                                       1.32
6                                                       2.07
7                                                       0.91
8                                                       0.58
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     40.39
CO                                                      5.19
MA                                                      5.58
AZ                                                      3.60
NV                                                      3.90
NY                                                      4.06
VA                                                      3.61
MN                                                      2.56
FL                                                      2.84
MD                                                      2.80
Other                                                  25.47
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          5.50
50.001 - 60.000                                         5.88
60.001 - 70.000                                        15.47
70.001 - 75.000                                         9.76
75.001 - 80.000                                        63.39
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          4.71
50.001 - 60.000                                         5.19
60.001 - 70.000                                        12.34
70.001 - 75.000                                         9.47
75.001 - 80.000                                        40.32
80.001 - 85.000                                         0.65
85.001 - 90.000                                         3.38
90.001 - 95.000                                         2.39
95.001 - 100.000                                       21.55
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
600.000 - 619.999                                       0.03
620.000 - 639.999                                      11.58
640.000 - 659.999                                      13.95
660.000 - 679.999                                      13.92
680.000 - 699.999                                      12.64
700.000 - 719.999                                      15.17
720.000 - 739.999                                      12.62
740.000 - 759.999                                       9.53
760.000 - 779.999                                       5.63
780.000 - 799.999                                       3.89
800.000 - 819.999                                       1.04
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
OLTV <= 80 - NO MI                                    100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              16.53
OWNER OCCUPIED                                         77.12
SECOND HOME                                             6.35
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                              7.27
CONDO                                                  11.03
SINGLE FAMILY DETACHED                                 81.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           32.54
PURCHASE                                               60.66
RATE/TERM REFI                                          6.80
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
NO DOC                                                 27.93
NO RATIO                                                8.83
STATED WITH NON-VERIFIED ASSETS DOC                    46.58
STATED WITH VERIFIED ASSETS DOC                        16.66
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                     100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      69.58
Y                                                      30.42
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      51.55
Y                                                      48.45
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  51.55
24.000                                                 45.74
36.000                                                  2.72
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
<= 0.000                                               36.73
0.001 - 10.000                                          0.44
10.001 - 20.000                                         2.98
20.001 - 30.000                                        10.44
30.001 - 40.000                                        20.65
40.001 - 50.000                                        27.17
50.001 - 60.000                                         1.36
60.001 - 70.000                                         0.23
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 1, 2005 17:49                     Page 1 of 2

Goldman Sachs                      GSAA_05_03

================================================================================


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
CONFORMING                                             71.60
NON CONFORMING                                         28.40
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
6 MONTH LIBOR                                         100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
1.501 - 2.000                                           1.32
2.001 - 2.500                                          37.15
2.501 - 3.000                                          53.89
3.001 - 3.500                                           7.48
3.501 - 4.000                                           0.16
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
3.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
1.000                                                 100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
9.501 - 10.000                                          0.43
10.001 - 10.500                                         0.68
10.501 - 11.000                                         6.54
11.001 - 11.500                                        31.27
11.501 - 12.000                                        41.99
12.001 - 12.500                                        14.92
12.501 - 13.000                                         2.94
13.001 - 13.500                                         1.05
13.501 - 14.000                                         0.13
14.001 - 14.500                                         0.07
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
1.501 - 2.000                                           1.32
2.001 - 2.500                                          37.15
2.501 - 3.000                                          53.89
3.001 - 3.500                                           7.48
3.501 - 4.000                                           0.16
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      92.73
2                                                       3.87
3                                                       1.58
4                                                       1.82
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
2 YEAR ARM                                             52.02
3 YEAR ARM                                             47.98
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Employment Flag                                      Percent
------------------------------------------------------------
N                                                      67.16
Y                                                      32.84
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
WELLSFARGO                                            100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 1, 2005 17:49                     Page 2 of 2